UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2018 through August 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer High Income
                              Municipal Fund

--------------------------------------------------------------------------------
                              Annual Report | August 31, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A   PIMAX
                              Class C   HICMX
                              Class Y   HIMYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         35

Notes to Financial Statements                                                42

Report of Independent Registered Public Accounting Firm                      51

Additional Information                                                       53

Trustees, Officers and Service Providers                                     54

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/19 3

Portfolio Management Discussion | 8/31/19

The environment for municipal bonds was extremely favorable over the 12-month period ended August 31, 2019, based primarily on significant declines of medium-and long-term interest rates and a favorable technical (supply/demand) environment for tax-free bonds. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the 12-month period. Mr. Chirunga, Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the 12-month period ended August 31, 2019?

A Pioneer High Income Municipal Fund's Class A shares returned 7.87% at net asset value during the 12-month period ended August 31, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index), returned 9.81%. During the same period, the average return of the 187 mutual funds in Morningstar's High-Yield Municipal Funds category was 8.41%.

Q How would you describe the investment environment in the municipal bond market during the 12-month period ended August 31, 2019?

A The environment for municipal bonds was extremely favorable over the past 12 months, buoyed by sharp declines in medium- and longer-term U.S. Treasury rates and the U.S. Federal Reserve's (the Fed's) abrupt shift from credit tightening to a more accommodative stance on monetary policy. In addition, strong demand for tax-free bonds combined with limited supply, as well as the longer-term effects on the municipal bond market from the federal tax overhaul legislation passed in late 2017, contributed to the positive environment for investors over the 12-month period.

      Yields on fixed-income securities fell sharply during the period on investor concerns over how U.S.-China trade tensions would hurt the already slowing global economy. Global central banks also reacted to trade concerns, as the Fed pivoted from rate increases in late December 2018/ early January 2019 and all but declared that it would cut interest rates one or two times over the remainder of 2019, then followed through with its first rate cut in July 2019. In late March, the Treasury yield curve inverted for the first time since 2007 as long-term rates declined and the curve took

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 on a negative slope, which in the past has often been a leading indicator of an economic downturn or a prolonged slowdown. (An inverted yield curve occurs when longer-term rates dip below short-term rates.)

      During the period, the municipal bond market benefited from steady investor demand as inflows to tax-free mutual funds surged and remained strong. As noted, the federal tax overhaul legislation passed in 2017 (effective January 1, 2018) has boosted the tax-free bond market, given that under the terms of the legislation, interest income on "advance refunding bonds" is no longer tax exempt. Advance refunding bonds are issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond's maturity date, and have traditionally been issued by municipalities to refinance debt at lower rates and to delay repayment of principal. The provision in the tax law concerning advance refunding bonds has effectively removed approximately one quarter of the prior municipal supply from the tax-exempt marketplace. That, in turn, has helped drive up the prices of tax-free bonds. In addition, the concurrently enacted federal limits on state and local tax deductions (now capped at $10,000) have dramatically increased demand for municipal investments in high tax states.

      State and local governments enjoyed strong tax collections and revenues over the 12-month period, but reduced federal spending on infrastructure has forced municipalities to finance more of their own infrastructure projects. Much of the spending has been cash-based rather than through municipal financing because of state officials' concerns that the U.S. economy could be on the verge of a recession, which is another factor that has limited municipal supply.

      The tax-exempt bond market not only continued to receive support from demand by its traditional investors, but also from demand by non-traditional buyers, including global insurance companies looking for relative safety. Finally, a low default rate and attractive bond valuations versus taxable bonds were other factors contributing to the positive investment environment in the municipal bond market over the 12-month period.

Q How did you manage the Fund in that environment during the 12-month period ended August 31, 2019?

A During the period, we made no significant changes to the portfolio's sector weightings, as we continued to maintain a strong balance between holdings in tobacco bonds and the charter school sector, and in a diverse range of other municipal bond sectors. However, towards the end of the period we

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/19 5 did slightly increase the Fund's allocation to investment-grade bonds because of steady cash flows into the Fund and a reduction in the supply of what we felt were suitable high-yield investments.

Q Which of your investments either detracted from or contributed to the Fund's benchmark-relative performance during the 12-month period ended August 31, 2019?

A The Fund's absolute return was solidly positive for the 12-month period, but lagged the return of the Bloomberg Barclays Index. The primary reason for the Fund's underperformance versus the benchmark over the period was a large underweight to bonds issued by the Commonwealth of Puerto Rico. With the recent inclusion of the Commonwealth's sales tax (COFINA) bonds into the benchmark, Puerto Rico issues now constitute more than 13% of the Bloomberg Barclays Index as of period-end, while the Fund's exposure to Puerto Rico's debt remains limited to general obligation bonds with 8% coupons, which represent less than 1% of invested assets.

      The performance of Puerto Rico's bonds advanced over the 12-month period, in the wake of the restructuring of the Commonwealth's COFINA debt in February. We have avoided adding COFINA bonds to the portfolio. In doing so, we have given up some short-term Fund performance, but we believe a tourism-dependent country such as Puerto Rico may have issues generating the sufficient sales tax income to support the bonds in a softening global economy. It is important to note that while the Bloomberg Barclays Index is a measure of high-yield municipal market performance, in managing the Fund, we cannot, and typically will not, attempt to mimic the composition of the benchmark index.

      The biggest individual detractors from the Fund's benchmark-relative returns during the period were two Texas issues: Tarrant County senior living bonds and Sanger industrial development revenue bonds.

      On the positive side, individual bonds held in the portfolio that contributed positively to the Fund's benchmark-relative performance included Philippi (West Virginia) education bonds and Golden State (California) tobacco bonds.

Q Did the Fund have any investments in derivative securities during the 12-month period ended August 31, 2019?

A     No, the Fund had no investments in any derivatives during the period.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Q Did the Fund's distributions* to shareholders change during the 12-month period ended August 31, 2019?

A The Fund's monthly distributions remained steady at 0.03 cents per share over the course of the 12-month period.

Q     What is your investment outlook?

A Our outlook for the high-yield municipal market remains positive. We believe that healthy demand from both traditional and non-traditional investors drawn to the market by the attractive value and generous yields of municipal bonds -- as compared with taxable debt -- can continue to outstrip limited new-issue supply and help to support the prices of higher-yielding securities. At the same time, we think that the U.S. economy should continue to grow at a modest pace without an accompanying acceleration in inflation.

      Given that economic scenario, we believe municipal high-yield bonds with solid performance should continue to experience steady credit improvement. However, we also believe that escalating trade disputes between the U.S. and its key trading partners as well as other geopolitical events could spur additional volatility within financial markets in the coming months.

      Consistent with our investment discipline in managing the Fund, we intend to continue to focus on intensive, fundamental research when evaluating individual bond issues for inclusion in the portfolio, while maintaining a close watch on any economic factors that could influence the high-yield municipal market. Apart from the aforementioned slight increase in the Fund's allocation to investment-grade bonds, we do not anticipate any further significant changes to the portfolio's positioning and structure in the near future.

*     Distributions are not guaranteed.

Please refer to the Schedule of Investments on pages 17-34 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/19 7

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Portfolio Summary | 8/31/19

Portfolio Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Tobacco Revenue                                                           24.7%
Education Revenue                                                         19.8%
Health Revenue                                                            15.7%
Development Revenue                                                       14.6%
General Obligation                                                         8.4%
Transportation Revenue                                                     7.8%
Other Revenue                                                              2.6%
Water Revenue                                                              2.4%
Power Revenue                                                              1.7%
Facilities Revenue                                                         1.4%
Utilities Revenue                                                          0.9%
Pollution Control Revenue                                                  0.0%+

State Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

California                                                               17.83%
New York                                                                  9.74%
Indiana                                                                   8.18%
Illinois                                                                  6.38%
Pennsylvania                                                              5.95%
Texas                                                                     4.84%
Ohio                                                                      4.77%
Colorado                                                                  4.71%
Virginia                                                                  4.57%
Michigan                                                                  3.71%
Wisconsin                                                                 3.23%
New Jersey                                                                2.60%
Arizona                                                                   2.25%
Alabama                                                                   1.88%
Minnesota                                                                 1.82%
Other                                                                     1.81%
Massachusetts                                                             1.65%
Missouri                                                                  1.62%
Alaska                                                                    1.62%
Florida                                                                   1.54%
Arkansas                                                                  1.39%
Maryland                                                                  1.30%
Puerto Rico                                                               0.90%
Kansas                                                                    0.84%
District of Columbia                                                      0.84%
Washington                                                                0.82%
New Mexico                                                                0.75%
Utah                                                                      0.58%
Rhode Island                                                              0.53%
Georgia                                                                   0.49%
Delaware                                                                  0.45%
Connecticut                                                               0.20%
Oregon                                                                    0.09%
Hawaii                                                                    0.07%
Nevada                                                                    0.05%
Iowa                                                                      0.00%+
Tennessee                                                                 0.00%+

+     Amounts round to less than 0.1%.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/19 9

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47                                           2.43%
----------------------------------------------------------------------------------------------------------------
 2. Golden State Tobacco Securitization Corp., Series A-1, 5.0%, 6/1/47                                    2.19
----------------------------------------------------------------------------------------------------------------
 3. Golden State Tobacco Securitization Corp., Series A-2, 5.0%, 6/1/47                                    1.77
----------------------------------------------------------------------------------------------------------------
 4. City of Hammond, Custodial Receipts Cabelas Project, 7.5%, 2/1/29 (144A)                               1.69
----------------------------------------------------------------------------------------------------------------
 5. Northern Tobacco Securitization Corp., Asset-Backed, Series A, 5.0%, 6/1/46                            1.62
----------------------------------------------------------------------------------------------------------------
 6. Michigan Tobacco Settlement Finance Authority, Series A, 6.0%, 6/1/48                                  1.45
----------------------------------------------------------------------------------------------------------------
 7. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
    5.875%, 6/1/47                                                                                         1.42
----------------------------------------------------------------------------------------------------------------
 8. Arkansas Development Finance Authority, Big River Steel Project, 4.5%, 9/1/49 (144A)                   1.39
----------------------------------------------------------------------------------------------------------------
 9. Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A,
    5.25%, 5/1/44 (144A)                                                                                   1.36
----------------------------------------------------------------------------------------------------------------
10. California Educational Facilities Authority, Stanford University, Series U-3, 5.0%, 6/1/43             1.17
----------------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Prices and Distributions | 8/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                  8/31/19                  8/31/18
--------------------------------------------------------------------------------
       A                      $7.56                    $7.36
--------------------------------------------------------------------------------
       C                      $7.56                    $7.36
--------------------------------------------------------------------------------
       Y                      $7.46                    $7.26
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18 - 8/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment         Short-Term           Long-Term
      Class         Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A           $0.3610                $ --                 $ --
--------------------------------------------------------------------------------
       C           $0.3045                $ --                 $ --
--------------------------------------------------------------------------------
       Y           $0.3745                $ --                 $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 12-14.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 11

Performance Update | 8/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                         Bloomberg
                  Net       Public       Barclays U.S.
                  Asset     Offering     Municipal
                  Value     Price        High Yield
Period            (NAV)     (POP)        Bond Index
-------------------------------------------------------
10 years          6.96%     6.46%        8.06%
5 years           6.07      5.10         6.20
1 year            7.87      3.02         9.81
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross           Net
-------------------------------------------------------
0.86%           0.83%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
8/09            $ 9,550                         $10,000
8/10            $11,952                         $12,208
8/11            $12,171                         $12,629
8/12            $13,538                         $14,574
8/13            $12,961                         $14,004
8/14            $13,935                         $16,068
8/15            $14,615                         $16,057
8/16            $16,209                         $18,205
8/17            $16,423                         $18,615
8/18            $17,343                         $19,771
8/19            $18,709                         $21,710

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitations currently in effect through December 31, 2019 for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                         Bloomberg
                                         Barclays U.S.
                                         Municipal
                  If        If           High Yield
Period            Held      Redeemed     Bond Index
-------------------------------------------------------
10 years          6.16%     6.16%        8.06%
5 years           5.24      5.24         6.20
1 year            7.05      7.05         9.81
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross
-------------------------------------------------------
1.63%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
8/09            $10,000                         $10,000
8/10            $12,411                         $12,208
8/11            $12,559                         $12,629
8/12            $13,868                         $14,574
8/13            $13,177                         $14,004
8/14            $14,080                         $16,068
8/15            $14,637                         $16,057
8/16            $16,110                         $18,205
8/17            $16,198                         $18,615
8/18            $16,978                         $19,771
8/19            $18,175                         $21,710

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 13

Performance Update | 8/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                       Bloomberg
                         Net           Barclays U.S.
                         Asset         Municipal
                         Value         High Yield
Period                   (NAV)         Bond Index
-------------------------------------------------------
10 years                 7.09%         8.06%
5 years                  6.25          6.20
1 year                   8.18          9.81
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross           Net
-------------------------------------------------------
0.68%           0.55%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays
                Pioneer High Income             U.S. Municipal High
                Municipal Fund                  Yield Bond Index
8/09            $5,000,000                      $ 5,000,000
8/10            $6,236,288                      $ 6,103,982
8/11            $6,362,137                      $ 6,314,643
8/12            $7,089,075                      $ 7,286,850
8/13            $6,801,582                      $ 7,001,908
8/14            $7,324,510                      $ 8,034,051
8/15            $7,684,654                      $ 8,028,432
8/16            $8,543,254                      $ 9,102,632
8/17            $8,667,176                      $ 9,307,468
8/18            $9,170,076                      $ 9,885,495
8/19            $9,920,260                      $10,854,783

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitations currently in effect through December 31, 2019 for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00      $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------
Ending Account Value                    $1,066.75      $1,062.74      $1,067.28
(after expenses) on 8/31/19
--------------------------------------------------------------------------------
Expenses Paid                               $4.32          $8.32          $2.87
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.83%, 1.60% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00      $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------
Ending Account Value                    $1,021.02      $1,017.14      $1,022.43
(after expenses) on 8/31/19
--------------------------------------------------------------------------------
Expenses Paid                               $4.23          $8.13          $2.80
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.83%, 1.60% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Schedule of Investments | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 98.1%
                            DEBTORS IN POSSESSION FINANCING -- 1.8%
                            of Net Assets(a)
                            Building Materials -- 0.2%
    733,875                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                            12/31/16 (144A)                                                                 $      733,875
    769,101                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                            7/30/17 (144A)                                                                         769,101
    375,744                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                            9/10/17 (144A)                                                                         375,744
    469,680                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                            12/31/17 (144A)                                                                        469,680
    245,643                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                            9/30/18 (144A)                                                                         245,643
    769,101                 Texas Pellets, Inc. / German Pellets Texas LLC, 8.0%,
                            8/1/19 (144A)                                                                          769,101
                                                                                                            --------------
                            Total Building Materials                                                        $    3,363,144
--------------------------------------------------------------------------------------------------------------------------
                            Electric -- 0.2%
  4,000,000                 Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                  $    3,970,000
                                                                                                            --------------
                            Total Electric                                                                  $    3,970,000
--------------------------------------------------------------------------------------------------------------------------
                            Entertainment -- 0.4%
  5,000,000                 Enterprise Development Authority, 12.0%, 7/15/24 (144A)                         $    5,603,500
                                                                                                            --------------
                            Total Entertainment                                                             $    5,603,500
--------------------------------------------------------------------------------------------------------------------------
                            Oil&Gas -- 0.6%
  5,000,000                 Oasis Petroleum, Inc., 6.25%, 5/1/26 (144A)                                     $    4,031,250
  5,000,000                 SM Energy Co., 6.75%, 9/15/26                                                        4,250,000
                                                                                                            --------------
                            Total Oil&Gas                                                                   $    8,281,250
--------------------------------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.4%
  5,000,000                 Valeant Pharmaceuticals International, Inc.,
                            8.5%, 1/31/27 (144A)                                                            $    5,549,900
                                                                                                            --------------
                            Total Pharmaceuticals                                                           $    5,549,900
--------------------------------------------------------------------------------------------------------------------------
                            TOTAL DEBTORS IN POSSESSION FINANCING
                            (Cost $27,401,135)                                                              $   26,767,794
--------------------------------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 96.3% of Net Assets(b)
                            Alabama -- 1.8%
  3,000,000                 Auburn University, General Fee Revenue, Series A,
                            5.0%, 6/1/48                                                                    $    3,694,350
  3,500,000                 Tuscaloosa County Industrial Development Authority,
                            Hunt Refining Project, Series A, 4.5%, 5/1/32 (144A)                                 3,924,340
 17,500,000                 Tuscaloosa County Industrial Development Authority,
                            Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)                               20,146,875
                                                                                                            --------------
                            Total Alabama                                                                   $   27,765,565
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 17

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Alaska -- 1.6%
 23,785,000                 Northern Tobacco Securitization Corp., Asset-Backed,
                            Series A, 5.0%, 6/1/46                                                          $   23,903,925
                                                                                                            --------------
                            Total Alaska                                                                    $   23,903,925
--------------------------------------------------------------------------------------------------------------------------
                            Arizona -- 2.2%
  3,000,000                 Arizona Industrial Development Authority, Bridgewater
                            Avondale Project, 5.375%, 1/1/38                                                $    3,159,840
  1,675,000                 Arizona Industrial Development Authority, Doral Academy
                            Nevada Fire Mesa, Series A, 5.0%, 7/15/49 (144A)                                     1,821,177
  8,000,000                 City of Phoenix, Industrial Development Authority, 3rd &
                            Indian School Assisted Living Project, 5.4%, 10/1/36                                 8,616,720
  9,400,000                 City of Phoenix, Industrial Development Authority, Deer
                            Valley Veterans Assisted Living Project, 5.125%, 7/1/36                              9,825,068
  1,000,000                 County of Pima, Industrial Development Authority, Facility
                            Desert Heights Charter, 7.0%, 5/1/34                                                 1,107,080
  3,000,000                 County of Pima, Industrial Development Authority, Facility
                            Desert Heights Charter, 7.25%, 5/1/44                                                3,321,900
  2,400,000                 Tempe Industrial Development Authority, Revenue Mirabella
                            At ASU Project, Series A, 6.125%, 10/1/47 (144A)                                     2,721,168
  2,400,000                 Tempe Industrial Development Authority, Revenue Mirabella
                            At ASU Project, Series A, 6.125%, 10/1/52 (144A)                                     2,710,104
                                                                                                            --------------
                            Total Arizona                                                                   $   33,283,057
--------------------------------------------------------------------------------------------------------------------------
                            Arkansas -- 1.4%
 19,000,000                 Arkansas Development Finance Authority, Big River Steel
                            Project, 4.5%, 9/1/49 (144A)                                                    $   20,504,230
                                                                                                            --------------
                            Total Arkansas                                                                  $   20,504,230
--------------------------------------------------------------------------------------------------------------------------
                            California -- 17.5%
  5,165,000                 California County Tobacco Securitization Agency, Asset-Backed,
                            Gold Country Funding Corp., 5.25%, 6/1/46                                       $    5,165,413
  7,780,000                 California County Tobacco Securitization Agency, Asset-Backed,
                            Los Angeles County Securitization Corp., 5.7%, 6/1/46                                8,033,706
  1,215,000                 California County Tobacco Securitization Agency, Asset-Backed,
                            Los Angeles County, Series A, 5.6%, 6/1/36                                           1,253,102
  5,880,000                 California County Tobacco Securitization Agency, Asset-Backed,
                            Merced County, Series A, 5.25%, 6/1/45                                               6,064,397
  4,660,000                 California County Tobacco Securitization Agency, Asset-Backed,
                            Sonoma County Corp., 5.125%, 6/1/38                                                  4,806,138
  2,385,000                 California County Tobacco Securitization Agency, Asset-Backed,
                            Sonoma County Corp., 5.25%, 6/1/45                                                   2,459,794
 11,465,000                 California Educational Facilities Authority, Stanford
                            University, Series U-3, 5.0%, 6/1/43                                                17,371,080
  5,000,000                 California Educational Facilities Authority, Stanford
                            University, Series V-1, 5.0%, 5/1/49                                                 7,949,050
    250,000                 California Municipal Finance Authority, John Adams
                            Academics Project, Series A, 5.0%, 10/1/35                                             263,007

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            California -- (continued)
  1,550,000                 California Municipal Finance Authority, John Adams
                            Academics Project, Series A, 5.25%, 10/1/45                                     $    1,628,817
    500,000                 California Municipal Finance Authority, Santa Rosa
                            Academy Project, 5.125%, 7/1/35 (144A)                                                 529,675
  1,575,000                 California Municipal Finance Authority, Santa Rosa
                            Academy Project, 5.375%, 7/1/45 (144A)                                               1,672,618
  6,300,000                 California Municipal Finance Authority, Santa Rosa
                            Academy Project, Series A, 6.0%, 7/1/42                                              6,708,996
  2,975,000(c)              California School Finance Authority, Classical Academies
                            Project, Series A, 7.375%, 10/1/43                                                   3,544,772
    305,000                 California School Finance Authority, View Park
                            Elementary & Middle School, Series A, 4.75%, 10/1/24                                   332,932
    830,000                 California School Finance Authority, View Park
                            Elementary & Middle School, Series A, 5.625%, 10/1/34                                  917,308
  2,175,000                 California School Finance Authority, View Park
                            Elementary & Middle School, Series A, 5.875%, 10/1/44                                2,377,362
  1,000,000                 California School Finance Authority, View Park
                            Elementary & Middle School, Series A, 6.0%, 10/1/49                                  1,094,890
  3,230,000                 California School Finance Authority, View Park High School,
                            Series A, 7.125%, 10/1/48 (144A)                                                     3,574,189
  4,000,000                 California State University, Systemwide, Series A,
                            5.0%, 11/1/48                                                                        5,011,360
  1,560,000                 California Statewide Communities Development Authority,
                            Baptist University, Series A, 6.125%, 11/1/33                                        1,826,276
  4,030,000                 California Statewide Communities Development Authority,
                            Baptist University, Series A, 6.375%, 11/1/43                                        4,712,360
  1,000,000                 California Statewide Communities Development Authority,
                            Loma Linda University Medical Center, Series A, 5.25%,
                            12/1/43 (144A)                                                                       1,176,930
  8,000,000                 California Statewide Communities Development Authority,
                            Loma Linda University Medical Center, Series A, 5.25%,
                            12/1/56 (144A)                                                                       9,070,400
 13,095,000                 California Statewide Communities Development Authority,
                            Loma Linda University Medical Center, Series A, 5.5%,
                            12/1/58 (144A)                                                                      15,496,492
 10,000,000                 City of Los Angeles Department of Airports, 5.0%, 5/15/43                           12,741,500
  1,075,000                 City of Los Angeles Department of Airports, 5.0%, 5/15/44                            1,349,802
  3,500,000                 City of Oroville, Oroville Hospital, 5.25%, 4/1/54                                   4,112,885
  9,825,000                 Golden State Tobacco Securitization Corp., Asset-Backed,
                            Series A-2, 5.3%, 6/1/37                                                            10,205,719
 31,545,000                 Golden State Tobacco Securitization Corp., Series A-1,
                            5.0%, 6/1/47                                                                        32,333,625
  5,000,000                 Golden State Tobacco Securitization Corp., Series A-1,
                            5.25%, 6/1/47                                                                        5,175,000
 25,505,000                 Golden State Tobacco Securitization Corp., Series A-2,
                            5.0%, 6/1/47                                                                        26,142,625
  5,000,000                 Los Angeles Department of Water & Power Power System
                            Revenue, Power System, Series A, 5.25%, 7/1/49                                       6,366,250

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            California -- (continued)
  2,500,000(d)              Pittsburg Unified School District Financing
                            Authority, 9/1/41                                                               $    1,306,600
  1,925,000(d)              Pittsburg Unified School District Financing
                            Authority, 9/1/42                                                                      965,176
 10,510,000                 San Francisco City & County Airport Comm-San Francisco
                            International Airport, 5.0%, 5/1/50                                                 13,153,265
  9,270,000                 San Francisco City & County Airport Comm-San Francisco
                            International Airport Commission, Government
                            Purpose, Series B, 5.0%, 5/1/49                                                     11,555,519
  7,395,000                 Tobacco Securitization Authority of Southern California,
                            Series A-1, 5.0%, 6/1/37                                                             7,580,688
  6,120,000                 Tobacco Securitization Authority of Southern California,
                            Series A-1, 5.125%, 6/1/46                                                           6,250,723
  9,110,000                 University of California, Series AZ, 5.25%, 5/15/58                                 11,371,831
                                                                                                            --------------
                            Total California                                                                $  263,652,272
--------------------------------------------------------------------------------------------------------------------------
                            Colorado -- 4.6%
  4,000,000                 Arkansas River Power Authority, 5.0%, 10/1/43                                   $    4,656,240
  2,345,000(c)(e)           Castle Oaks Metropolitan District No. 3, 5.5%, 12/1/45                               2,500,473
  2,860,000(c)(e)           Castle Oaks Metropolitan District No. 3, 6.25%, 12/1/44                              3,123,492
  2,000,000(c)              Colorado Educational & Cultural Facilities Authority, Rocky
                            Mountain Classical Academy Project, 8.0%, 9/1/43                                     2,526,820
  5,000,000(c)              Colorado Educational & Cultural Facilities Authority, Rocky
                            Mountain Classical Academy Project, 8.125%, 9/1/48                                   6,341,350
  4,000,000                 Colorado Health Facilities Authority, 5.0%, 8/1/44                                   4,879,840
  2,000,000(e)              Copperleaf Metropolitan District No. 2, 5.75%, 12/1/45                               2,099,300
  1,250,000(e)              Cottonwood Highlands Metropolitan District No. 1,
                            Series A, 5.0%, 12/1/49                                                              1,328,100
  2,090,000(e)              Cottonwood Highlands Metropolitan District No. 1,
                            Series B, 8.75%, 12/15/49                                                            2,127,996
  2,840,000(e)              Crystal Crossing Metropolitan District, 5.25%, 12/1/40                               2,984,755
  3,500,000                 Dominion Water & Sanitation District, 6.0%, 12/1/46                                  3,729,110
  1,380,000(e)              Lanterns Metropolitan District No 1, 5.0%, 12/1/39                                   1,466,250
  2,835,000(e)              Lanterns Metropolitan District No 1, 5.0%, 12/1/49                                   2,962,972
    683,000(e)              Lanterns Metropolitan District No 1, 7.75%, 12/15/49                                   690,008
  7,635,000(e)              Larkridge Metropolitan District No. 2, 5.25%, 12/1/48                                7,927,726
    500,000(e)              Leyden Rock Metropolitan District No. 10, Series B,
                            7.25%, 12/15/45                                                                        514,540
  3,400,000(e)              Littleton Village Metropolitan District No. 2, 5.375%,
                            12/1/45                                                                              3,536,442
  1,500,000(e)              Promenade Castle Rock Metropolitan District No. 1,
                            Series A, 5.75%, 12/1/39                                                             1,577,625
    620,000(e)              Trails at Crowfoot Metropolitan District No 3,
                            4.375%, 12/1/30                                                                        629,238
  1,535,000(e)              Trails at Crowfoot Metropolitan District No 3, 5.0%, 12/1/39                         1,593,361
  3,380,000(e)              Trails at Crowfoot Metropolitan District No 3, 5.0%, 12/1/49                         3,451,453

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Colorado -- (continued)
  2,090,000(e)              Trails at Crowfoot Metropolitan District No 3,
                            9.0%, 12/15/49                                                                  $    2,110,795
  1,875,000(e)              Village at Dry Creek Metropolitan District No 2/The,
                            4.375%, 12/1/44                                                                      1,908,937
  1,250,000(e)              Villas Metropolitan District, Series A, 5.125%, 12/1/48                              1,336,400
  1,240,000(e)              Willow Bend Metropolitan District, 5.0%, 12/1/39                                     1,324,134
  1,460,000(e)              Willow Bend Metropolitan District, 5.0%, 12/1/49                                     1,533,555
    755,000(e)              Willow Bend Metropolitan District, 7.625%, 12/15/49                                    761,667
                                                                                                            --------------
                            Total Colorado                                                                  $   69,622,579
--------------------------------------------------------------------------------------------------------------------------
                            Connecticut -- 0.2%
  2,885,000                 Town of Hamden, Whitney Center Project, Series A,
                            7.75%, 1/1/43                                                                   $    2,919,216
                                                                                                            --------------
                            Total Connecticut                                                               $    2,919,216
--------------------------------------------------------------------------------------------------------------------------
                            Delaware -- 0.4%
  2,905,000                 Delaware State Health Facilities Authority, Beebe Medical
                            Center Project, 4.375%, 6/1/48                                                  $    3,159,362
  3,000,000                 Delaware State Health Facilities Authority, Beebe Medical
                            Center Project, 5.0%, 6/1/48                                                         3,556,050
                                                                                                            --------------
                            Total Delaware                                                                  $    6,715,412
--------------------------------------------------------------------------------------------------------------------------
                            District of Columbia -- 0.8%
    735,000                 District of Columbia Tobacco Settlement Financing Corp.,
                            Asset-Backed, 6.75%, 5/15/40                                                    $      778,262
 30,000,000(d)              District of Columbia Tobacco Settlement Financing Corp.,
                            Capital Appreciation, Asset-Backed, Series A, 6/15/46                                5,330,700
  5,000,000(e)              District of Columbia, Series A, 5.0%, 10/15/44                                       6,320,900
                                                                                                            --------------
                            Total District of Columbia                                                      $   12,429,862
--------------------------------------------------------------------------------------------------------------------------
                            Florida -- 1.5%
  5,000,000                 Alachua County Health Facilities Authority, Terraces
                            Bonita Springs Project, Series A, 8.125%, 11/15/46                              $    5,035,550
    500,000                 Capital Trust Agency, Inc., H Bay Ministries, Inc.,
                            5.0%, 7/1/43                                                                           534,705
    750,000                 Capital Trust Agency, Inc., H Bay Ministries, Inc.,
                            5.0%, 7/1/53                                                                           799,275
    500,000                 Capital Trust Agency, Inc., H Bay Ministries, Inc.,
                            5.25%, 7/1/48                                                                          538,190
 10,650,000                 City of Gainesville FL Utilities System Revenue,
                            5.0%, 10/1/44                                                                       13,486,521
    575,000                 County of Lake FL, 5.0%, 1/15/39 (144A)                                                626,319
    825,000                 County of Lake FL, 5.0%, 1/15/49 (144A)                                                885,406
    850,000                 County of Lake FL, 5.0%, 1/15/54 (144A)                                                902,309
                                                                                                            --------------
                            Total Florida                                                                   $   22,808,275
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 21

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Georgia -- 0.5%
  6,000,000                 City of Atlanta Water & Wastewater Revenue, Series B,
                            5.0%, 11/1/47                                                                   $    7,304,700
                                                                                                            --------------
                            Total Georgia                                                                   $    7,304,700
--------------------------------------------------------------------------------------------------------------------------
                            Hawaii -- 0.1%
  1,000,000(c)              State of Hawaii Department of Budget & Finance,
                            15 Craigside Project, Series A, 9.0%, 11/15/44                                  $    1,015,450
                                                                                                            --------------
                            Total Hawaii                                                                    $    1,015,450
--------------------------------------------------------------------------------------------------------------------------
                            Illinois -- 6.3%
  1,000,000                 Chicago Board of Education, 5.75%, 4/1/35                                       $    1,199,020
  8,010,000                 Chicago Board of Education, 6.0%, 4/1/46                                             9,650,128
  2,035,000(e)              Chicago Board of Education, Series A, 5.0%, 12/1/33                                  2,326,025
    870,000(e)              Chicago Board of Education, Series A, 5.0%, 12/1/41                                    907,071
  7,395,000(e)              Chicago Board of Education, Series A, 5.0%, 12/1/42                                  7,856,522
  1,205,000(e)              Chicago Board of Education, Series A, 5.5%, 12/1/39                                  1,263,695
  1,000,000(e)              Chicago Board of Education, Series A, 7.0%,
                            12/1/46 (144A)                                                                       1,282,590
  8,000,000(e)              Chicago Board of Education, Series B, 6.5%, 12/1/46                                  9,790,640
  3,250,000(e)              Chicago Board of Education, Series D, 5.0%, 12/1/31                                  3,772,990
  1,520,000(e)              Chicago Board of Education Project, Series C,
                            5.25%, 12/1/39                                                                       1,684,662
  7,505,000                 Chicago O'Hare International Airport, Senior Lien,
                            Series B, 5.0%, 1/1/48                                                               9,175,538
  2,500,000                 Chicago O'Hare International Airport, Senior Lien,
                            Series B, 5.0%, 1/1/53                                                               3,046,650
 10,000,000(e)              City of Chicago, Series A, 5.0%, 1/1/44                                             11,375,200
  4,713,653(f)              Illinois Finance Authority, Clare Oaks Project, Series B,
                            4.0%, 11/15/52                                                                       4,685,937
  2,634,795(d)              Illinois Finance Authority, Clare Oaks Project,
                            Series C-1, 11/15/52                                                                   151,264
    526,959                 Illinois Finance Authority, Clare Oaks Project,
                            Series C-2, 4.0%, 11/15/52                                                             212,032
    526,959                 Illinois Finance Authority, Clare Oaks Project,
                            Series C-3, 0.0%, 11/15/52                                                             133,442
    920,000                 Illinois Finance Authority, Norwegian American Hospital,
                            Inc., 7.625%, 9/15/28                                                                  932,494
  4,700,000                 Illinois Finance Authority, Norwegian American Hospital,
                            Inc., 7.75%, 9/15/38                                                                 4,964,845
  4,000,000                 Metropolitan Pier & Exposition Authority, Mccormick Place
                            Expansion Project, Series A, 5.0%, 6/15/57                                           4,534,240
 22,000,000(d)              Metropolitan Pier & Exposition Authority, Mccormick Place
                            Expansion Project, Series B, 12/15/56                                                6,105,000
  1,250,000                 Metropolitan Pier & Exposition Authority, McCormick Place,
                            Series B-2, 5.0%, 6/15/50                                                            1,272,787

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Illinois -- (continued)
  6,850,000                 Southwestern Illinois Development Authority,
                            Comprehensive Mental Health Center, 6.625%, 6/1/37                              $    6,379,405
  1,625,000                 Southwestern Illinois Development Authority, Village of
                            Sauget Project, 5.625%, 11/1/26                                                      1,625,487
                                                                                                            --------------
                            Total Illinois                                                                  $   94,327,664
--------------------------------------------------------------------------------------------------------------------------
                            Indiana -- 8.0%
  1,750,000                 City of Carmel, Barrington Carmel Project, Series A,
                            7.0%, 11/15/32                                                                  $    1,225,000
  2,000,000                 City of Carmel, Barrington Carmel Project, Series A,
                            7.125%, 11/15/42                                                                     1,400,000
  2,000,000                 City of Carmel, Barrington Carmel Project, Series A,
                            7.125%, 11/15/47                                                                     1,400,000
  3,500,000                 City of Crown Point, Wittenberg Village Project, Series A,
                            8.0%, 11/15/39                                                                       3,518,095
  2,475,000                 City of Evansville, Silver Birch Evansville Project,
                            5.45%, 1/1/38                                                                        2,613,922
    700,000                 City of Fort Wayne, Silver Birch Fort Wayne Project,
                            5.125%, 1/1/32                                                                         740,278
  4,565,000                 City of Fort Wayne, Silver Birch Fort Wayne Project,
                            5.35%, 1/1/38                                                                        4,825,205
 24,990,000                 City of Hammond, Custodial Receipts Cabelas Project,
                            7.5%, 2/1/29 (144A)                                                                 25,001,745
  1,275,000                 City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34                                1,379,805
  5,325,000                 City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37                               5,762,236
  1,230,000                 City of Lafayette, Glasswater Creek Lafayette Project,
                            5.6%, 1/1/33                                                                         1,325,288
  6,000,000                 City of Lafayette, Glasswater Creek Lafayette Project,
                            5.8%, 1/1/37                                                                         6,438,720
    500,000                 City of Mishawaka, Silver Birch Mishawaka Project, 5.1%,
                            1/1/32 (144A)                                                                          529,195
  4,390,000                 City of Mishawaka, Silver Birch Mishawaka Project, 5.375%,
                            1/1/38 (144A)                                                                        4,643,435
  2,050,000                 City of Muncie, Silver Birch Muncie Project, 5.05%, 1/1/31                           2,185,853
  5,510,000                 City of Muncie, Silver Birch Muncie Project, 5.25%, 1/1/37                           5,850,022
  4,560,000                 City of Terre Haute, Silver Birch Terre Haute Project,
                            5.35%, 1/1/38                                                                        4,810,207
  4,000,000(c)              County of Vigo, Hospital Authority, Union Hospitals, Inc.,
                            8.0%, 9/1/41                                                                         4,536,040
  2,100,000                 Indiana Finance Authority, Multipurpose Educational Facilities,
                            Avondale Meadows Academy Project, 5.125%, 7/1/37                                     2,215,416
  3,420,000                 Indiana Finance Authority, Multipurpose Educational Facilities,
                            Avondale Meadows Academy Project, 5.375%, 7/1/47                                     3,606,151
  1,940,000                 Indiana Finance Authority, Sanders Glen Project, Series A,
                            4.25%, 7/1/43                                                                        1,971,835
  1,795,000                 Indiana Finance Authority, Sanders Glen Project, Series A,
                            4.5%, 7/1/53                                                                         1,832,264

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 23

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Indiana -- (continued)
  3,370,000                 Indiana Housing & Community Development Authority,
                            5.0%, 1/1/39 (144A)                                                             $    3,470,022
  8,580,000                 Indiana Housing & Community Development Authority,
                            Evergreen Village Bloomington Project, 5.5%, 1/1/37                                  8,939,416
 10,000,000                 Indianapolis Local Public Improvement Bond Bank,
                            5.0%, 2/1/49                                                                        12,416,600
  8,000,000                 Town of Plainfield Multifamily Housing Revenue,
                            Glasswater Creek Project, 5.375%, 9/1/38                                             8,353,360
                                                                                                            --------------
                            Total Indiana                                                                   $  120,990,110
--------------------------------------------------------------------------------------------------------------------------
                            Iowa -- 0.0%+
     50,000                 Iowa Tobacco Settlement Authority, Asset-Backed,
                            Series C, 5.625%, 6/1/46                                                        $       50,250
                                                                                                            --------------
                            Total Iowa                                                                      $       50,250
--------------------------------------------------------------------------------------------------------------------------
                            Kansas -- 0.8%
    400,000                 Kansas Development Finance Authority, Village Shalom
                            Project, Series A, 5.25%, 11/15/33                                              $      435,680
  9,215,000                 Kansas Development Finance Authority, Village Shalom
                            Project, Series A, 5.25%, 11/15/53                                                   9,858,760
  2,000,000                 Kansas Development Finance Authority, Village Shalom
                            Project, Series A, 5.5%, 11/15/38                                                    2,177,500
                                                                                                            --------------
                            Total Kansas                                                                    $   12,471,940
--------------------------------------------------------------------------------------------------------------------------
                            Maryland -- 1.3%
  6,465,000                 City of Baltimore MD, 5.0%, 7/1/49                                              $    8,141,698
  8,000,000                 City of Baltimore MD, 5.0%, 7/1/49                                                  10,035,200
    930,000                 Maryland Health & Higher Educational Facilities Authority,
                            City Neighbors, Series A, 6.75%, 7/1/44                                              1,024,376
                                                                                                            --------------
                            Total Maryland                                                                  $   19,201,274
--------------------------------------------------------------------------------------------------------------------------
                            Massachusetts -- 1.6%
  4,950,000(e)              Commonwealth of Massachusetts, Series A, 5.0%, 1/1/46                           $    6,024,991
  9,125,000                 Commonwealth of Massachusetts Transportation Fund
                            Revenue, Rail Enhancement & Accelerated Bridge
                            Programs, Series A, 5.0%, 6/1/48                                                    11,214,899
    765,000                 Massachusetts Development Finance Agency, Adventcare
                            Project, 7.625%, 10/15/37                                                              798,599
  2,000,000                 Massachusetts Development Finance Agency, Adventcare
                            Project, Series A, 6.75%, 10/15/37                                                   2,005,480
  1,250,000                 Massachusetts Development Finance Agency, International
                            Charter School, 5.0%, 4/15/40                                                        1,346,925
  2,500,000                 Massachusetts Development Finance Agency, Linden
                            Ponds, Inc. Facility, 5.125%, 11/15/46 (144A)                                        2,746,625
  1,116,746(d)              Massachusetts Development Finance Agency, Linden
                            Ponds, Inc., Series B, 11/15/56                                                        300,516
                                                                                                            --------------
                            Total Massachusetts                                                             $   24,438,035
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Michigan -- 3.6%
  1,250,000                 Flint Michigan Hospital Building Authority, Hurley Medical
                            Center, 7.375%, 7/1/35                                                          $    1,304,088
  1,250,000                 Flint Michigan Hospital Building Authority, Hurley Medical
                            Center, Series A, 5.25%, 7/1/39                                                      1,326,475
  5,485,000                 Flint Michigan International Academy, Public School
                            Academy, 5.75%, 10/1/37                                                              5,493,611
  3,945,000                 Michigan Public Educational Facilities Authority, David
                            Ellis-West Project, 5.875%, 6/1/37                                                   4,349,560
     50,000                 Michigan Public Educational Facilities Authority, Dr. Joseph
                            Pollack, 7.25%, 4/1/20                                                                  51,002
  2,020,000                 Michigan Public Educational Facilities Authority, Dr. Joseph
                            Pollack, 8.0%, 4/1/40                                                                2,066,177
  7,135,000(f)              Michigan Strategic Fund, Michigan Department Offices
                            Lease, Series B, 6.75%, 3/1/40                                                       7,889,098
  4,000,000(f)              Michigan Strategic Fund, Series B, 6.625%, 11/1/41                                   4,805,600
  4,875,000                 Michigan Tobacco Settlement Finance Authority, Series A,
                            6.0%, 6/1/34                                                                         4,942,568
 21,195,000                 Michigan Tobacco Settlement Finance Authority, Series A,
                            6.0%, 6/1/48                                                                        21,406,950
  1,250,000                 Michigan Tobacco Settlement Finance Authority, Series A,
                            6.875%, 6/1/42                                                                       1,273,575
                                                                                                            --------------
                            Total Michigan                                                                  $   54,908,704
--------------------------------------------------------------------------------------------------------------------------
                            Minnesota -- 1.8%
  1,970,000                 Bloomington Port Authority, Radisson Blu Mall of America
                            LLC, 9.0%, 12/1/35                                                              $    2,102,502
  3,040,000                 City of Bethel, Partnership Academy Project, Series A,
                            5.0%, 7/1/38                                                                         3,235,198
  1,000,000                 City of Bethel, Partnership Academy Project, Series A,
                            5.0%, 7/1/48                                                                         1,052,860
  1,000,000                 City of Bethel, Partnership Academy Project, Series A,
                            5.0%, 7/1/53                                                                         1,045,380
  2,600,000                 City of Brooklyn Park, Prairie Seeds Academy Project,
                            Series A, 5.0%, 3/1/34                                                               2,669,030
  2,000,000                 City of Brooklyn Park, Prairie Seeds Academy Project,
                            Series A, 5.0%, 3/1/39                                                               2,045,260
    400,000                 City of Deephaven, Eagle Ridge Academy Project, Series A,
                            5.25%, 7/1/37                                                                          427,604
  1,500,000                 City of Deephaven, Eagle Ridge Academy Project, Series A,
                            5.5%, 7/1/50                                                                         1,592,700
  2,000,000                 City of Paul Minnesota, Housing & Redevelopment Authority,
                            Great River School Project, Series A, 5.5%,
                            7/1/52 (144A)                                                                        2,126,520
  1,400,000                 City of Rochester, Math & Science Academy Project,
                            Series A, 5.25%, 9/1/43                                                              1,476,650
  6,080,000                 City of Rochester, Math & Science Academy Project,
                            Series A, 5.375%, 9/1/50                                                             6,406,010

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 25

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Minnesota -- (continued)
  1,415,000                 Housing & Redevelopment Authority of The City of St. Paul
                            Minnesota, Higher Ground Academy Project, Series A,
                            5.125%, 12/1/38                                                                 $    1,458,115
  1,300,000                 Housing & Redevelopment Authority of The City of St. Paul
                            Minnesota, St. Paul City School Project, Series A,
                            5.0%, 7/1/36                                                                         1,319,890
                                                                                                            --------------
                            Total Minnesota                                                                 $   26,957,719
--------------------------------------------------------------------------------------------------------------------------
                            Missouri -- 1.6%
  5,100,000                 Community Memorial Hospital District, Missouri Hospital,
                            6.68%, 12/1/34                                                                  $    5,125,245
 10,000,000                 Kansas City Industrial Development Authority, 5.0%, 3/1/44                          12,262,800
    500,000                 Kansas City Industrial Development Authority, Series A,
                            4.25%, 4/1/26 (144A)                                                                   525,450
  1,000,000                 Kansas City Industrial Development Authority, Series A,
                            5.0%, 4/1/36 (144A)                                                                  1,047,870
  2,300,000                 Kansas City Industrial Development Authority, Series A,
                            5.0%, 4/1/46 (144A)                                                                  2,372,956
  2,500,000(c)              Kirkwood Industrial Development Authority, Aberdeen
                            Heights, Series A, 8.25%, 5/15/45                                                    2,625,150
                                                                                                            --------------
                            Total Missouri                                                                  $   23,959,471
--------------------------------------------------------------------------------------------------------------------------
                            Nevada -- 0.0%+
  4,500,000(d)              City of Reno, Reno Transportation Rail Access, Series C,
                            7/1/58 (144A)                                                                   $      664,380
                                                                                                            --------------
                            Total Nevada                                                                    $      664,380
--------------------------------------------------------------------------------------------------------------------------
                            New Jersey -- 2.5%
  1,255,000                 New Jersey Economic Development Authority, Charity
                            Marion P. Thomas Charter School, 5.25%, 10/1/38 (144A)                          $    1,334,078
  7,205,000                 New Jersey Economic Development Authority, Charity
                            Marion P. Thomas Charter School, 5.375%,
                            10/1/50 (144A)                                                                       7,670,299
  1,215,000                 New Jersey Economic Development Authority, Charter Hatikvah
                            International Academy, 5.25%, 7/1/37 (144A)                                          1,326,719
  2,500,000                 New Jersey Economic Development Authority, Charter Hatikvah
                            International Academy, 5.375%, 7/1/47 (144A)                                         2,693,925
  7,000,000                 New Jersey Economic Development Authority, School Facilities
                            Construction, Series EEE, 5.0%, 6/15/43                                              8,047,200
  1,250,000                 New Jersey Economic Development Authority, University
                            Heights Charitable Schools Project, Series A,
                            5.75%, 9/1/50 (144A)                                                                 1,376,862
  4,500,000                 New Jersey Health Care Facilities Financing Authority,
                            St. Peters University Hospital, 6.25%, 7/1/35                                        4,767,930
 10,000,000                 Tobacco Settlement Financing Corp., Series B,
                            5.0%, 6/1/46                                                                        11,187,500
                                                                                                            --------------
                            Total New Jersey                                                                $   38,404,513
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            New Mexico -- 0.7%
  1,220,000                 County of Otero, Mexico Jail Project, 9.0%, 4/1/23                              $    1,222,818
  7,970,000(f)              County of Otero, Mexico Jail Project, 9.0%, 4/1/28                                   7,964,182
  1,750,000                 Lower Petroglyphs Public Improvement District, Refunding,
                            5.0%, 10/1/48                                                                        1,861,038
                                                                                                            --------------
                            Total New Mexico                                                                $   11,048,038
--------------------------------------------------------------------------------------------------------------------------
                            New York -- 9.6%
    525,000                 Buffalo & Erie County Industrial Land Development Corp.,
                            Medaille College Project, 5.0%, 10/1/28 (144A)                                  $      578,098
  4,150,000                 Buffalo & Erie County Industrial Land Development Corp.,
                            Medaille College Project, 5.0%, 10/1/38 (144A)                                       4,405,391
 10,000,000(g)              Erie County Industrial Development Agency, Galvstar LLC
                            Project, Series A, 9.25%, 10/1/30                                                    2,400,000
  8,000,000(g)              Erie County Industrial Development Agency, Galvstar LLC
                            Project, Series B, 9.25%, 10/1/30                                                    1,920,000
  1,795,000(g)              Erie County Industrial Development Agency, Galvstar LLC
                            Project, Series C, 9.25%, 10/1/30                                                      430,800
  8,755,000                 Erie County New York Tobacco Asset Securitization Corp.,
                            Asset-Backed, Series A, 5.0%, 6/1/45                                                 8,757,276
 10,000,000                 Metropolitan Transportation Authority, 5.0%, 11/15/44                               12,546,900
  8,000,000                 Metropolitan Transportation Authority, 5.0%, 11/15/56                                9,336,560
  7,340,000                 Metropolitan Transportation Authority, Green Bond,
                            Transportation Climate Bond Certified, Series A,
                            5.0%, 11/15/44                                                                       9,063,212
 16,410,000                 Nassau County Tobacco Settlement Corp., Asset-Backed,
                            Series A-3, 5.0%, 6/1/35                                                            16,184,363
  2,935,000                 Nassau County Tobacco Settlement Corp., Asset-Backed,
                            Series A-3, 5.125%, 6/1/46                                                           2,894,644
  5,000,000                 New York City Transitional Finance Authority Future Tax
                            Secured Revenue, 5.0%, 5/1/40                                                        6,326,400
  5,735,000                 New York City Water & Sewer System, Series DD-1, 5.0%,
                            6/15/49                                                                              7,014,708
 12,620,000                 New York Counties Tobacco Trust IV, Settlement Pass
                            Through, Series A, 5.0%, 6/1/45                                                     12,478,025
 51,600,000(d)              New York Counties Tobacco Trust V, Capital Appreciation
                            Pass Through, Sub Series S-4A, 6/1/60                                                2,242,020
  5,000,000                 New York State Dormitory Authority, Series A, Bid Group 4,
                            5.0%, 3/15/44                                                                        6,123,950
  5,000,000                 New York State Dormitory Authority, Series E, Bid Group 4,
                            5.0%, 3/15/48                                                                        6,214,950
  3,395,000                 Riverhead Industrial Development Agency, 7.65%, 8/1/34                               3,498,649
 15,000,000                 Suffolk Tobacco Asset Securitization Corp., Capital
                            Appreciation, Series C, 6.625%, 6/1/44                                              15,712,500
  9,030,000                 Suffolk Tobacco Asset Securitization Corp., Series B,
                            6.0%, 6/1/48                                                                         9,031,174
  6,000,000                 TSASC, Inc., 5.0%, 6/1/45                                                            5,925,000
  1,000,000                 TSASC, Inc., 5.0%, 6/1/48                                                              985,000
                                                                                                            --------------
                            Total New York                                                                  $  144,069,620
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 27

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Ohio -- 4.7%
  4,425,000                 Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.75%, 6/1/34                                         $    4,413,937
 11,730,000                 Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.875%, 6/1/30                                            11,788,650
 20,825,000                 Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 5.875%, 6/1/47                                            20,929,125
 15,285,000                 Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 6.0%, 6/1/42                                              15,399,638
  8,440,000                 Buckeye Tobacco Settlement Financing Authority,
                            Asset-Backed, Series A-2, 6.5%, 6/1/47                                               8,651,000
    715,000                 Ohio Housing Finance Agency, Sanctuary Springboro
                            Project, 5.125%, 1/1/32 (144A)                                                         754,933
  5,275,000                 Ohio Housing Finance Agency, Sanctuary Springboro
                            Project, 5.45%, 1/1/38 (144A)                                                        5,566,180
  2,900,000                 Southeastern Ohio Port Authority, Refunding &
                            Improvement Memorial Health System, 6.0%, 12/1/42                                    3,093,749
                                                                                                            --------------
                            Total Ohio                                                                      $   70,597,212
--------------------------------------------------------------------------------------------------------------------------
                            Oregon -- 0.1%
  1,120,000                 Port of Portland OR Airport Revenue, 5.0%, 7/1/44                               $    1,387,982
                                                                                                            --------------
                            Total Oregon                                                                    $    1,387,982
--------------------------------------------------------------------------------------------------------------------------
                            Pennsylvania -- 5.8%
    850,000                 Allegheny County Hospital Development Authority, Ohio
                            Valley General Hospital Project, Series A, 5.125%, 4/1/35                       $      822,945
  1,000,000                 Chester County Industrial Development Authority, Collegium
                            Charter School, Series A, 5.125%, 10/15/37                                           1,053,250
  2,335,000                 Chester County Industrial Development Authority, Collegium
                            Charter School, Series A, 5.25%, 10/15/47                                            2,434,378
  8,425,000                 Delaware County Industrial Development Authority, Chester
                            Charter School Arts Project, Series A, 5.125%,
                            6/1/46 (144A)                                                                        8,865,880
  1,500,000                 Geisinger Authority, Geisinger Health System, Series A-2,
                            5.0%, 2/15/39                                                                        1,789,875
  4,000,000                 Hospitals & Higher Education Facilities Authority of
                            Philadelphia, Temple University Health System, Series A,
                            5.625%, 7/1/42                                                                       4,304,440
  2,005,000                 Pennsylvania Economic Development Financing Authority,
                            US Airways Group, Series A, 7.5%, 5/1/20                                             2,071,305
  8,445,000                 Pennsylvania Economic Development Financing Authority,
                            US Airways Group, Series B, 8.0%, 5/1/29                                             8,766,332
 10,000,000                 Pennsylvania Turnpike Commission, 5.0%, 12/1/44                                     12,236,100
  4,540,000                 Pennsylvania Turnpike Commission, 5.25%, 6/1/47                                      5,418,218
  4,055,000                 Philadelphia Authority for Industrial Development, 2800
                            American Street Co. Project, Series A, 5.625%,
                            7/1/48 (144A)                                                                        4,398,053
  2,200,000                 Philadelphia Authority for Industrial Development, Greater
                            Philadelphia Health Action, Inc. Project, Series A,
                            6.5%, 6/1/45                                                                         2,343,594

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Pennsylvania -- (continued)
  2,940,000                 Philadelphia Authority for Industrial Development, Greater
                            Philadelphia Health Action, Inc. Project, Series A,
                            6.625%, 6/1/50                                                                  $    3,142,448
  2,500,000                 Philadelphia Authority for Industrial Development, Green
                            Woods Charter School Project, Series A, 5.5%, 6/15/32                                2,615,125
  5,200,000                 Philadelphia Authority for Industrial Development, Green
                            Woods Charter School Project, Series A, 5.75%, 6/15/42                               5,447,000
  6,000,000                 Philadelphia Authority for Industrial Development, Nueva
                            Esperanze, Inc., 8.2%, 12/1/43                                                       6,623,820
  1,000,000                 Philadelphia Authority for Industrial Development, Performing
                            Arts Charter School Project, 6.5%, 6/15/33 (144A)                                    1,026,450
  3,000,000                 Philadelphia Authority for Industrial Development,
                            Performing Arts Charter School Project, 6.75%,
                            6/15/43 (144A)                                                                       3,076,590
  1,660,000                 Philadelphia Authority for Industrial Development, Revenue
                            International Education & Community Initiatives,
                            5.125%, 6/1/38 (144A)                                                                1,746,469
  3,500,000                 Philadelphia Authority for Industrial Development, Revenue
                            International Education & Community Initiatives,
                            5.25%, 6/1/48 (144A)                                                                 3,662,015
  4,370,000                 Philadelphia Authority for Industrial Development, Revenue
                            International Education & Community Initiatives,
                            5.375%, 6/1/53 (144A)                                                                4,593,263
  1,570,000                 Philadelphia Authority for Industrial Development,
                            University of the Arts, 5.0%, 3/15/45 (144A)                                         1,627,227
                                                                                                            --------------
                            Total Pennsylvania                                                              $   88,064,777
--------------------------------------------------------------------------------------------------------------------------
                            Puerto Rico -- 0.9%
 24,000,000(e)(g)           Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                             $   13,290,000
                                                                                                            --------------
                            Total Puerto Rico                                                               $   13,290,000
--------------------------------------------------------------------------------------------------------------------------
                            Rhode Island -- 0.5%
  2,065,000(g)              Central Falls Detention Facility Corp., 7.25%, 7/15/35                          $      326,064
  2,000,000(f)              Tender Option Bond Trust Receipts/Certificates, RIB, 0.0%,
                            9/1/47 (144A)                                                                        2,996,320
  4,250,000                 Tobacco Settlement Financing Corp., Series B, 5.0%, 6/1/50                           4,456,975
                                                                                                            --------------
                            Total Rhode Island                                                              $    7,779,359
--------------------------------------------------------------------------------------------------------------------------
                            Tennessee -- 0.0%+
      5,000                 Johnson City Health & Educational Facilities Board,
                            Appalachian Christian Village, 5.0%, 2/15/43                                    $        4,933
                                                                                                            --------------
                            Total Tennessee                                                                 $        4,933
--------------------------------------------------------------------------------------------------------------------------
                            Texas -- 4.8%
    200,000                 Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 5.875%, 3/1/24                                               $      209,668
    525,000                 Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 6.625%, 3/1/29                                                      557,077
    375,000                 Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 7.0%, 3/1/34                                                        401,280

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 29

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Texas -- (continued)
  7,030,000                 Arlington Higher Education Finance Corp., Universal
                            Academy, Series A, 7.125%, 3/1/44                                               $    7,439,357
    325,000                 City of Celina, 5.375%, 9/1/28                                                         338,374
    700,000                 City of Celina, 5.5%, 9/1/24                                                           725,928
    250,000                 City of Celina, 5.5%, 9/1/32                                                           260,152
    650,000                 City of Celina, 5.875%, 9/1/40                                                         677,001
  1,075,000                 City of Celina, 6.0%, 9/1/30                                                         1,121,612
  2,700,000                 City of Celina, 6.25%, 9/1/40                                                        2,814,642
  5,485,000                 City of San Antonio TX Electric & Gas Systems Revenue,
                            5.0%, 2/1/47                                                                         6,633,011
  5,000,000                 City of San Antonio TX Electric & Gas Systems Revenue,
                            Series A, 5.0%, 2/1/44                                                               6,238,750
  2,000,000                 La Vernia Higher Education Finance Corp., Meridian World
                            School, Series A, 5.5%, 8/15/45 (144A)                                               2,095,040
  1,000,000                 Newark Higher Education Finance Corp., Austin Achieve
                            Public Schools, Inc., 5.0%, 6/15/48                                                  1,031,380
 17,350,000(g)              Sanger Industrial Development Corp., Texas Pellets Project,
                            Series B, 8.0%, 7/1/38                                                               4,511,000
  5,000,000                 Tarrant County Cultural Education Facilities Finance Corp.,
                            Buckner Senior Living Ventana Project, 6.625%, 11/15/37                              5,818,850
  2,250,000(g)              Tarrant County Cultural Education Facilities Finance Corp.,
                            Mirador Project, Series A, 4.625%, 11/15/41                                                225
  5,000,000(g)              Tarrant County Cultural Education Facilities Finance Corp.,
                            Mirador Project, Series A, 4.875%, 11/15/48                                                500
    120,000(c)              Tarrant County Cultural Education Facilities Finance Corp.,
                            MRC Crestview Project, 8.0%, 11/15/34                                                  129,720
  6,850,000(c)              Tarrant County Cultural Education Facilities Finance Corp.,
                            MRC Crestview Project, 8.125%, 11/15/44                                              7,405,193
  1,775,000(g)              Tarrant County Cultural Education Facilities Finance Corp.,
                            Stayton At Museum Way, Series A, 8.0%, 11/15/28                                      1,757,250
    500,000(g)              Tarrant County Cultural Education Facilities Finance Corp.,
                            Stayton At Museum Way, Series A, 8.25%, 11/15/39                                       490,140
  5,400,000(g)              Tarrant County Cultural Education Facilities Finance Corp.,
                            Stayton At Museum Way, Series A, 8.25%, 11/15/44                                     5,258,412
  1,000,000(g)              Texas Midwest Public Facility Corp., Secure Treatment
                            Facility Project, 9.0%, 10/1/30                                                        345,000
  7,000,000                 University of Texas System, Financing System, Series A,
                            5.0%, 8/15/49                                                                       11,177,740
  1,250,000                 Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 5.5%, 7/1/46                                      1,427,925
  1,000,000                 Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 5.75%, 7/1/51                                     1,145,950
    105,000                 Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 6.0%, 7/1/26                                        112,822
  1,350,000                 Village on the Park, New Hope Cultural Education Facilities
                            Finance Corp., Cardinal Bay, Inc., 7.0%, 7/1/51                                      1,463,036
                                                                                                            --------------
                            Total Texas                                                                     $   71,587,035
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Utah -- 0.6%
    490,000(h)              Utah Charter School Finance Authority, Summit Academy
                            High School, Series A, 7.25%, 5/15/21                                           $      541,200
  1,985,000(c)              Utah Charter School Finance Authority, Summit Academy
                            High School, Series A, 8.125%, 5/15/31                                               2,221,771
  5,145,000(c)              Utah Charter School Finance Authority, Summit Academy
                            High School, Series A, 8.5%, 5/15/41                                                 5,791,058
                                                                                                            --------------
                            Total Utah                                                                      $    8,554,029
--------------------------------------------------------------------------------------------------------------------------
                            Virginia -- 4.5%
  3,000,000                 Ballston Quarter Community Development Authority,
                            Series A, 5.5%, 3/1/46                                                          $    3,265,620
  2,100,000                 Cherry Hill Community Development Authority, Potomac
                            Shores Project, 5.4%, 3/1/45 (144A)                                                  2,218,272
  4,330,000                 Chesapeake Hospital Authority, 5.0%, 7/1/30                                          5,613,715
  2,240,000                 Chesapeake Hospital Authority, 5.0%, 7/1/31                                          2,887,472
    815,000                 Embrey Mill Community Development Authority, 5.3%,
                            3/1/35 (144A)                                                                          855,726
  4,665,000                 Embrey Mill Community Development Authority, 5.6%,
                            3/1/45 (144A)                                                                        4,947,279
  3,500,000                 Peninsula Town Center Community Development Authority,
                            4.5%, 9/1/45 (144A)                                                                  3,662,645
  1,250,000                 Peninsula Town Center Community Development Authority,
                            5.0%, 9/1/37 (144A)                                                                  1,372,175
  2,000,000                 Peninsula Town Center Community Development Authority,
                            5.0%, 9/1/45 (144A)                                                                  2,178,220
 35,750,000                 Tobacco Settlement Financing Corp., Series B-1,
                            5.0%, 6/1/47                                                                        35,884,063
  4,605,000                 Tobacco Settlement Financing Corp., Series B-2,
                            5.2%, 6/1/46                                                                         4,630,051
                                                                                                            --------------
                            Total Virginia                                                                  $   67,515,238
--------------------------------------------------------------------------------------------------------------------------
                            Washington -- 0.8%
 10,000,000                 Washington State Convention Center Public Facilities
                            District, 5.0%, 7/1/48                                                          $   12,075,800
                                                                                                            --------------
                            Total Washington                                                                $   12,075,800
--------------------------------------------------------------------------------------------------------------------------
                            Wisconsin -- 3.2%
    775,000                 Public Finance Authority, Community School of Davidson
                            Project, 5.0%, 10/1/33                                                          $      842,712
  3,800,000                 Public Finance Authority, Community School of Davidson
                            Project, 5.0%, 10/1/48                                                               4,036,208
  1,590,000                 Public Finance Authority, Coral Academy Science Las Vegas,
                            5.625%, 7/1/44                                                                       1,740,350
  9,310,000                 Public Finance Authority, Gardner Webb University, 5.0%,
                            7/1/31 (144A)                                                                        9,847,094
  5,325,000                 Public Finance Authority, Glenridge Palmer Ranch, Series A,
                            8.25%, 6/1/46 (144A)                                                                 5,887,906
  5,057,500                 Public Finance Authority, Las Ventanas Retirement
                            Community, 7.0%, 10/1/42                                                             5,224,650

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 31

--------------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                     Value
--------------------------------------------------------------------------------------------------------------------------
                            Wisconsin -- (continued)
    475,000                 Public Finance Authority, Lead Academy Project, Series A,
                            4.25%, 8/1/26 (144A)                                                            $      490,380
  2,000,000                 Public Finance Authority, Lead Academy Project, Series A,
                            5.0%, 8/1/36 (144A)                                                                  2,134,580
  2,500,000                 Public Finance Authority, Lead Academy Project, Series A,
                            5.125%, 8/1/46 (144A)                                                                2,632,775
    500,000                 Public Finance Authority, SearStone CCRC Project, Series A,
                            5.3%, 6/1/47                                                                          521,890
  2,500,000                 Public Finance Authority, SearStone CCRC Project, Series A,
                            5.375%, 6/1/52                                                                       2,612,100
  8,615,000(d)              Public Finance Authority, Springshire Pre Development
                            Project, 12/1/20 (144A)                                                              7,496,170
  1,245,000                 Public Finance Authority, Voyager Foundation, Inc., Project,
                            Series A, 5.125%, 10/1/45                                                            1,288,276
  2,815,000                 Public Finance Authority, Voyager Foundation, Inc., Project,
                            Series A, 6.2%, 10/1/42                                                              3,061,510
                                                                                                            --------------
                            Total Wisconsin                                                                 $   47,816,601
--------------------------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $1,403,566,044)                                                           $1,452,089,227
--------------------------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.1%
                            (Cost $1,430,967,179) (i)                                                       $1,478,857,021
--------------------------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 1.9%                                            $   29,113,196
--------------------------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                                            $1,507,970,217
==========================================================================================================================

RIB Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at August 31, 2019.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2019, the value of these securities amounted to $256,207,828, or 17.0% of net assets.

+          Amount rounds to less than 0.1%.

(a)        Securities are restricted as to resale.

(b)        Consists of Revenue Bonds unless otherwise indicated.

(c)        Pre-refunded bonds have been collateralized by U.S. Treasury or U.S.
           Government Agency securities, which are held in escrow to pay interest and principal on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e)        Represents a General Obligation Bond.

(f) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at August 31, 2019.

(g)        Security is in default.

(h)        Escrow to maturity.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

(i) The concentration of investments by type of obligation/market sector is as follows:

           Revenue Bonds:
           Tobacco Revenue                                                24.7%
           Education Revenue                                              19.8%
           Health Revenue                                                 15.7%
           Development Revenue                                            14.6%
           General Obligation                                              8.4%
           Transportation Revenue                                          7.8%
           Other Revenue                                                   2.6%
           Water Revenue                                                   2.4%
           Power Revenue                                                   1.7%
           Facilities Revenue                                              1.4%
           Utilities Revenue                                               0.9%
           Pollution Control Revenue                                       0.0%+
                                                                         -----
                                                                         100.0%
                                                                         =====
           +    Amount rounds to less than 0.1%.


Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2019, aggregated $888,156,720 and $193,670,357, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2019, the Fund did not engage in any cross trade activity.

At August 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,434,670,737 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                  $ 94,650,636
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (50,464,352)
                                                                                ------------
   Net unrealized appreciation                                                  $ 44,186,284
                                                                                ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 33

The following is a summary of the inputs used as of August 31, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                         Level 1      Level 2             Level 3      Total
-------------------------------------------------------------------------------------------------------
Debtors in Possession Financing          $ --         $   26,767,794      $ --         $   26,767,794
Municipal Bonds                            --          1,452,089,227        --          1,452,089,227
-------------------------------------------------------------------------------------------------------
 Total Investments in Securities         $ --         $1,478,857,021      $ --         $1,478,857,021
=======================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                    Municipal
                                                                    Bonds
--------------------------------------------------------------------------------
Balance as of 8/31/18                                               $ 6,662,400
Realized gain (loss)(1)                                                      --
Changed in unrealized appreciation (depreciation)(2)                         --
Accrued discounts/premiums                                                   --
Purchases                                                                    --
Sales                                                                        --
Transfers in to Level 3*                                                     --
Transfers out of Level 3*                                            (6,662,400)
--------------------------------------------------------------------------------
Balance as of 8/31/19                                               $        --
================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended August 31, 2019, an investment having a value of $6,662,400 was transferred out of Level 3 to Level 2, as there were observable inputs available to determine its value. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at August 31, 2019:                                                  $ --
                                                                                            ----

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Statement of Assets and Liabilities | 8/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,430,967,179)           $1,478,857,021
  Cash                                                                              14,990,462
  Receivables --
     Investment securities sold                                                        341,758
     Fund shares sold                                                               11,587,888
     Interest                                                                       19,486,207
  Due from the Adviser                                                                 101,062
  Other assets                                                                       1,246,579
----------------------------------------------------------------------------------------------
       Total assets                                                             $1,526,610,977
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $   13,101,049
     Fund shares repurchased                                                         3,807,569
     Distributions                                                                   1,264,155
     Trustees' fees                                                                      8,381
  Due to affiliates                                                                    108,254
  Accrued expenses                                                                     351,352
----------------------------------------------------------------------------------------------
       Total liabilities                                                        $   18,640,760
==============================================================================================
NET ASSETS:
  Paid-in capital                                                               $1,506,696,777
  Distributable earnings                                                             1,273,440
----------------------------------------------------------------------------------------------
       Net assets                                                               $1,507,970,217
==============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $545,014,076/72,092,259 shares)                             $         7.56
  Class C (based on $175,156,437/23,161,288 shares)                             $         7.56
  Class Y (based on $787,799,704/105,576,129 shares)                            $         7.46
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $7.56 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $         7.92
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 35

Statement of Operations
For the Year Ended 8/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                               $55,765,415
------------------------------------------------------------------------------------------------------
       Total investment income                                                           $ 55,765,415
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $ 4,829,827
  Administrative expense                                               305,335
  Transfer agent fees
     Class A                                                           111,510
     Class C                                                            63,691
     Class Y                                                           449,954
  Distribution fees
     Class A                                                           955,277
     Class C                                                         1,411,311
  Shareowner communications expense                                     18,448
  Custodian fees                                                        13,282
  Registration fees                                                    119,091
  Professional fees                                                    108,935
  Printing expense                                                      38,104
  Pricing fees                                                          74,710
  Trustees' fees                                                        43,077
  Insurance expense                                                      8,657
  Miscellaneous                                                         73,637
------------------------------------------------------------------------------------------------------
     Total expenses                                                                      $  8,624,846
     Less fees waived and expenses reimbursed by the Adviser                                 (575,733)
------------------------------------------------------------------------------------------------------
     Net expenses                                                                        $  8,049,113
------------------------------------------------------------------------------------------------------
       Net investment income                                                             $ 47,716,302
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                 $(12,225,940)
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                 $ 53,070,334
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $ 40,844,394
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $ 88,560,696
======================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------
                                                                    Year Ended           Year Ended
                                                                    8/31/19              8/31/18
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   47,716,302       $  31,497,908
Net realized gain (loss) on investments                                (12,225,940)            907,025
Change in net unrealized appreciation (depreciation)
  on investments                                                        53,070,334           1,847,195
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations           $   88,560,696       $  34,252,128
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.36 and $0.36 per share, respectively)              $  (18,724,370)      $ (13,486,352)*
     Class C ($0.30 and $0.30 per share, respectively)                  (5,836,784)         (5,654,517)*
     Class Y ($0.37 and $0.37 per share, respectively)                 (24,327,680)        (10,807,775)*
--------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                           $  (48,888,834)      $ (29,948,644)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  949,147,827       $ 274,930,475
Reinvestment of distributions                                           38,986,797          24,135,680
Cost of shares repurchased                                            (258,632,356)       (168,155,033)
--------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                           $  729,502,268       $ 130,911,122
--------------------------------------------------------------------------------------------------------
     Net increase in net assets                                     $  769,174,130       $ 135,214,606
NET ASSETS:**
Beginning of year                                                   $  738,796,087       $ 603,581,481
--------------------------------------------------------------------------------------------------------
End of year                                                         $1,507,970,217       $ 738,796,087
========================================================================================================

* For the year ended August 31, 2018, distributions to shareowners were presented as net investment income.

** For the year ended August 31, 2018, undistributed net investment income was presented as follows: $7,956,181.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 37

---------------------------------------------------------------------------------------------------
                                    Year Ended      Year Ended        Year Ended      Year Ended
                                    8/31/19         8/31/19           8/31/18         8/31/18
                                    Shares          Amount            Shares          Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                          36,705,562     $ 270,650,777      12,697,962     $ 92,532,212
Reinvestment of distributions         2,220,234        16,324,158       1,621,295       11,808,550
Less shares repurchased              (9,468,986)      (69,140,984)     (8,242,476)     (60,027,196)
---------------------------------------------------------------------------------------------------
  Net increase                       29,456,810     $ 217,833,951       6,076,781     $ 44,313,566
===================================================================================================
Class C
Shares sold                          10,768,411     $  79,442,533       2,423,466     $ 17,669,687
Reinvestment of distributions           647,485         4,758,598         655,125        4,772,212
Less shares repurchased              (6,550,358)      (48,218,972)     (4,424,935)     (32,236,297)
---------------------------------------------------------------------------------------------------
  Net increase (decrease)             4,865,538     $  35,982,159      (1,346,344)    $ (9,794,398)
===================================================================================================
Class Y
Shares sold                          82,646,665     $ 599,054,517      22,906,913     $164,728,576
Reinvestment of distributions         2,459,607        17,904,041       1,050,860        7,554,918
Less shares repurchased             (19,523,426)     (141,272,400)    (10,555,694)     (75,891,540)
---------------------------------------------------------------------------------------------------
  Net increase                       65,582,846     $ 475,686,158      13,402,079     $ 96,391,954
===================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       8/31/19      8/31/18      8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $   7.36     $   7.32     $   7.59     $   7.22     $   7.27
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $   0.35(a)  $   0.38(a)  $   0.35(a)  $   0.36(a)  $   0.41
  Net realized and unrealized gain (loss) on investments                   0.21         0.02        (0.26)        0.41        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $   0.56     $   0.40     $   0.09     $   0.77     $   0.35
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $  (0.36)    $  (0.36)    $  (0.36)    $  (0.40)    $  (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   0.20     $   0.04     $  (0.27)    $   0.37     $  (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   7.56     $   7.36     $   7.32     $   7.59     $   7.22
====================================================================================================================================
Total return (b)                                                           7.87%        5.60%        1.32%       10.90%        4.88%
Ratio of net expenses to average net assets                                0.83%        0.86%        0.88%        0.87%        0.89%
Ratio of net investment income (loss) to average net assets                4.81%        5.16%        4.85%        4.86%        5.59%
Portfolio turnover rate                                                      20%          22%          35%          20%          29%
Net assets, end of period (in thousands)                               $545,014     $313,695     $267,618     $292,019     $245,877
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                     0.85%        0.86%        0.88%        0.87%        0.89%
  Net investment income (loss) to average net assets                       4.79%        5.16%        4.85%        4.86%        5.59%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 39


------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       8/31/19      8/31/18      8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $   7.36     $   7.32     $   7.59     $   7.22     $   7.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $   0.35(a)  $   0.32(a)  $   0.30(a)  $   0.30(a)  $   0.36
  Net realized and unrealized gain (loss) on investments                   0.15         0.02        (0.27)        0.41        (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $   0.50     $   0.34     $   0.03     $   0.71     $   0.29
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $  (0.30)    $  (0.30)    $  (0.30)    $  (0.34)    $  (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   0.20     $   0.04     $  (0.27)    $   0.37     $  (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   7.56     $   7.36     $   7.32     $   7.59     $   7.22
====================================================================================================================================
Total return (b)                                                           7.05%        4.81%        0.55%       10.07%        3.95%
Ratio of net expenses to average net assets                                1.60%        1.63%        1.65%        1.63%        1.65%
Ratio of net investment income (loss) to average net assets                4.07%        4.42%        4.10%        4.10%        4.83%
Portfolio turnover rate                                                      20%          22%          35%          20%          29%
Net assets, end of period (in thousands)                               $175,156     $134,670     $143,846     $165,883     $146,029
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                     1.61%        1.63%        1.65%        1.63%        1.65%
  Net investment income (loss) to average net assets                       4.06%        4.42%        4.10%        4.10%        4.83%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/19


------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year         Year         Year         Year
                                                                       Ended        Ended        Ended        Ended        Ended
                                                                       8/31/19      8/31/18      8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $   7.26     $   7.22     $   7.49     $   7.12     $   7.18
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $   0.35(a)  $   0.38(a)  $   0.36(a)  $   0.37(a)  $   0.39
  Net realized and unrealized gain (loss) on investments                   0.22         0.03        (0.26)        0.41        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $   0.57     $   0.41     $   0.10     $   0.78     $   0.35
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $  (0.37)    $  (0.37)    $  (0.37)    $  (0.41)    $  (0.41)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $   0.20     $   0.04     $  (0.27)    $   0.37     $  (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   7.46     $   7.26     $   7.22     $   7.49     $   7.12
====================================================================================================================================
Total return (b)                                                           8.18%        5.80%        1.45%       11.17%        4.92%
Ratio of net expenses to average net assets                                0.55%        0.68%        0.72%        0.71%        0.71%
Ratio of net investment income (loss) to average net assets                4.99%        5.31%        4.99%        5.01%        5.77%
Portfolio turnover rate                                                      20%          22%          35%          20%          29%
Net assets, end of period (in thousands)                               $787,800     $290,431     $192,118     $192,198     $128,202
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                     0.66%        0.68%        0.72%        0.71%        0.71%
  Net investment income (loss) to average net assets                       4.88%        5.31%        4.99%        5.01%        5.77%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 41

Notes to Financial Statements | 8/31/19

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 43 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At August 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

      At August 31, 2019, the Fund was permitted to carry forward indefinitely $22,212,875 of short-term losses and $32,898,683 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                      2019                2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Tax-exempt income                         $47,080,425         $28,805,560
      Ordinary income                             1,808,409           1,143,084
      --------------------------------------------------------------------------
          Total                                 $48,888,834         $29,948,644
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed tax-exempt income                              $ 13,462,869
      Capital loss carryforward                                     (55,111,558)
      Current year dividend payable                                  (1,264,155)
      Net unrealized appreciation                                    44,186,284
      --------------------------------------------------------------------------
          Total                                                    $  1,273,440
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and adjustments related to interest on defaulted bonds.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $243,598 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 45

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, New York, Indiana and Illinois, or in securities the payments on which are dependent upon a


46 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 47 covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.48% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Class C shares do not have an expense limitation. These expense limitations are in effect through December 31, 2019, Class C shares do not have an expense limitation. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Prior to October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares.

Fees waived and expenses reimbursed, during the year ended August 31, 2019 are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $74,449 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2019.

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 6,622
Class C                                                                   4,276
Class Y                                                                   7,550
--------------------------------------------------------------------------------
 Total                                                                  $18,448
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $33,805 in distribution fees payable to the Distributor at August 31, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2019, CDSCs in the amount of $21,033 were paid to the Distributor.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 49

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2019, the Fund had no borrowings under the credit facility.

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust") including the schedule of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 51

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 29, 2019

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 100%.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 53

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Bock and Ms. Durnin, serve as Trustees of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as a Trustee of 37 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

54 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Independent Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2006.            Private investor (2004 - 2008 and              Director, Broadridge
Chairman of the Board      Serves until a successor       2013 - present); Chairman (2008 -  2013)       Financial Solutions,
and Trustee                trustee is elected or earlier  and Chief Executive Officer (2008 -            Inc. (investor
                           retirement or removal.         2012), Quadriserv, Inc. (technology            communications and
                                                          products for securities lending industry);     securities processing
                                                          and Senior Executive Vice President, The       provider for financial
                                                          Bank of New York (financial and securities     services industry)
                                                          services) (1986 - 2004)                        (2009 - present);
                                                                                                         Director, Quadriserv,
                                                                                                         Inc. (2005 - 2013);
                                                                                                         and Commissioner, New
                                                                                                         Jersey State Civil
                                                                                                         Service Commission
                                                                                                         (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Jr. (68)                   Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company, LLC,
Trustee                    trustee is elected or earlier  (law firm).                                    (privately-held community
                           retirement or removal.                                                        newspaper group)
                                                                                                         (2015-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)         Trustee since 2006.            Managing Partner, Federal City Capital         Director of New York
Trustee                    Serves until a successor       Advisors (corporate advisory services          Mortgage Trust (publicly-
                           trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     traded mortgage REIT)
                           retirement or removal.         Interim Chief Executive Officer, Oxford        (2004 - 2009, 2012 -
                                                          Analytica, Inc. (privately held research       present); Director of The
                                                          and consulting company) (2010); Executive      Swiss Helvetia Fund, Inc.
                                                          Vice President and Chief Financial             closed-end fund) (2010 -
                                                          Officer, I-trax, Inc. (publicly traded         2017); Director of Oxford
                                                          health care services company) (2004 -          Analytica, Inc. (2008 -
                                                          2007); and Executive Vice President and        2015); and Director of
                                                          Chief Financial Officer, Pedestal Inc.         Enterprise Community
                                                          (internet-based mortgage trading company)      Investment, Inc.
                                                          (2000 - 2002); Private Consultant (1995 -      (privately-held affordable
                                                          1997); Managing Director, Lehman Brothers      housing finance company)
                                                          (1992 - 1995); and Executive, The World        (1985 - 2010)
                                                          Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 55

Independent Trustees (continued)

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of Product            None
Trustee                    Serves until a successor       Strategy and Development, BNY Mellon
                           trustee is elected or earlier  Investment Management (2012-2018); Vice
                           retirement or removal.         Chairman - The Dreyfus Corporation
                                                          (2005 - 2018): Executive Vice President
                                                          Head of Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive
                                                          Director- Product Strategy, Mellon Asset
                                                          Management (2005-2007); Executive Vice
                                                          President Head of Products, Marketing
                                                          and Client Service, Dreyfus Corporation
                                                          (2000-2005); and Senior Vice President
                                                          Strategic Product and Business Development,
                                                          Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Trustee since 2008.            William Joseph Maier Professor of              Trustee, Mellon
Trustee                    Serves until a successor       Political Economy, Harvard University          Institutional Funds
                           trustee is elected or earlier  (1972 - present)                               Investment Trust and
                           retirement or removal.                                                        Mellon Institutional
                                                                                                         Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios in
                                                                                                         fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)  Trustee since 2006.            Founding Director, Vice-President and          None
Trustee                    Serves until a successor       Corporate Secretary, The Winthrop Group,
                           trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                           retirement or removal.         Desautels Faculty of Management, McGill
                                                          University (1999 - 2017); and Manager of
                                                          Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                    (Advisory Trustee from         (healthcare workers union pension
                           2014 - 2017) Serves            funds) (2001 - present); Vice President -
                           until a successor trustee      International Investments Group, American
                           is elected or earlier          International Group, Inc. (insurance
                           retirement or removal.         company) (1993 - 2001); Vice President -
                                                          Corporate Finance and Treasury Group,
                                                          Citibank, N.A. (1980 - 1986 and 1990 -
                                                          1993); Vice President - Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored issuer
                                                          of debt securities) (1988 - 1990);
                                                          Mortgage Strategies Group, Shearson Lehman
                                                          Hutton, Inc. (investment bank) (1987 -
                                                          1988); and Mortgage Strategies Group,
                                                          Drexel Burnham Lambert, Ltd. (investment
                                                          bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 2006.            President and Chief Executive Officer,         Director of New America
Trustee                    Serves until a successor       Metric Financial Inc. (formerly known as       High Income Fund, Inc.
                           trustee is elected or earlier  Newbury Piret Company) (investment banking     (closed-end investment
                           retirement or removal.         firm) (1981 - present)                         company) (2004 - present);
                                                                                                         and Member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute
                                                                                                         (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.            Consultant (investment company services)       None
Trustee                    Serves until a successor       (2012 - present); Executive Vice President,
                           trustee is elected or earlier  BNY Mellon (financial and investment
                           retirement or removal.         company services) (1969 - 2012); Director,
                                                          BNY International Financing Corp.
                                                          (financial services) (2002 - 2012);
                                                          Director, Mellon Overseas Investment Corp.
                                                          (financial services) (2009 - 2012);
                                                          Director, Financial Models (technology)
                                                          (2005-2007); Director, BNY Hamilton Funds,
                                                          Ireland (offshore investment companies)
                                                          (2004-2007); Chairman/Director, AIB/BNY
                                                          Securities Services, Ltd., Ireland
                                                          (financial services) (1999-2006); and
                                                          Chairman, BNY Alternative Investment
                                                          Services, Inc. (financial services)
                                                          (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 57

Interested Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and     Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer    trustee is elected or earlier  September 2014); Director, CEO and
                           retirement or removal          President of Amundi Pioneer Asset
                                                          Management, Inc. (since September 2014);
                                                          Director, CEO and President of Amundi
                                                          Pioneer Distributor, Inc. (since September
                                                          2014); Director, CEO and President of
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (since September 2014);
                                                          Chair, Amundi Pioneer Asset Management
                                                          USA, Inc., Amundi Pioneer Distributor,
                                                          Inc. and Amundi Pioneer Institutional
                                                          Asset Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013);
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management
                                                          (2005 - 2010); and Director of Amundi USA,
                                                          Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.            Director and Executive Vice President          None
Trustee                    Serves until a successor       (since 2008) and Chief Investment Officer,
                           trustee is elected or earlier  U.S. (since 2010) of Amundi Pioneer Asset
                           retirement or removal          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi Pioneer
                                                          (since 2008); Executive Vice President and
                                                          Chief Investment Officer, U.S. of Amundi
                                                          Pioneer Institutional Asset Management,
                                                          Inc. (since 2009); Portfolio Manager of
                                                          Amundi Pioneer (since 1999); and Director
                                                          of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

58 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

Fund Officers

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.             Since 2006. Serves at the      Vice President and Associate General           None
Kelley (54)                discretion of the Board        Counsel of Amundi Pioneer since January
Secretary and                                             2008; Secretary and Chief Legal Officer of
Chief Legal Officer                                       all of the Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the Pioneer
                                                          Funds from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Amundi Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary        discretion of the Board        since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Amundi Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of
                                                          Amundi Pioneer from January 2000 to
                                                          November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)          Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary        discretion of the Board        2013 and Assistant Secretary of all the
                                                          Pioneer Funds since June 2010; and Counsel
                                                          of Amundi Pioneer from June 2007 to
                                                          May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)       Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and              discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Chief Financial and                                       Funds since March 2008; Deputy Treasurer
Accounting Officer                                        of Amundi Pioneer from March 2004 to
                                                          February 2008; and Assistant Treasurer of
                                                          all of the Pioneer Funds from March 2004
                                                          to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2006. Serves at the      Director - Fund Treasury of Amundi             None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2006. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2009. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer since November 2008; Assistant
                                                          Treasurer of all of the Pioneer Funds
                                                          since January 2009; and Client Service
                                                          Manager - Institutional Investor Services
                                                          at State Street Bank from March 2003 to
                                                          March 2007
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/19 59

Fund Officers (continued)

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at the      Managing Director, Chief Compliance            None
Chief Compliance Officer   discretion of the Board        Officer of Amundi Pioneer Asset Management;
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc.; and the Pioneer Funds
                                                          since September 2018; and Chief Compliance
                                                          Officer of Amundi Pioneer Distributor, Inc.
                                                          since January 2014
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                 discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                        Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

60 Pioneer High Income Municipal Fund | Annual Report | 8/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 21203-12-1019

                                 Pioneer Global
                                 Equity Fund

--------------------------------------------------------------------------------
                                 Annual Report | August 31, 2019
--------------------------------------------------------------------------------

                                 Ticker Symbols:

                                 Class A   GLOSX
                                 Class C   GCSLX
                                 Class K   PGEKX
                                 Class R   PRGEX
                                 Class Y   PGSYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                 [LOGO]   Amundi Pioneer
                                          ==============
                                        ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         24

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      46

Additional Information                                                       48

Trustees, Officers and Service Providers                                     49

                          Pioneer Global Equity Fund | Annual Report | 8/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Global Equity Fund | Annual Report | 8/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer Global Equity Fund | Annual Report | 8/31/19 3

Portfolio Management Discussion | 8/31/19

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2019. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Glazer, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform over the 12-month period ended August 31, 2019?

A Pioneer Global Equity Fund's Class A shares returned -8.62% at net asset value during the 12-month period ended August 31, 2019, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index1, returned 0.26% and -0.28%, respectively. During the same period, the average return of the 871 mutual funds in Morningstar's World Large Stock Funds category was -0.58%.

Q How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2019?

A The most recent 12-month period presented a difficult environment for investors in global equities, especially during the fourth quarter of 2018, as market participants reacted negatively to growing geopolitical uncertainty. Concerns included the ongoing Brexit saga in the United Kingdom; strong budget disagreements between the European Union and the Italian government; and, most importantly, the long-running trade dispute between the United States and China, which featured on-and-off negotiations, new tariffs, and a series of threats from both sides that already disruptive tariffs could be ramped up. Many market watchers reacted to the long list of uncertainties by concluding that the longstanding global

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Annual Report | 8/31/19 economic recovery was nearing its end. Meanwhile, investors indiscriminately sold off cyclical stocks tied to the global economic growth outlook -- even stocks of companies with continually strong earnings and favorable earnings forecasts -- in favor of non-cyclical equities in sectors such as consumer staples, health care, and utilities.

      The investment picture improved somewhat over the first eight months of 2019 as the U.S. Federal Reserve (the Fed), which had raised U.S. interest rates four times in 2018, indicated that it would pivot to a more accommodative stance on monetary policy, and many other global central banks continued to maintain negative short-term rates. In addition, a number of companies posted favorable earnings. However, stocks of companies with strong fundamentals located in the cyclical sectors remained largely out of favor, as investors sought equities in the more defensive sectors. As a result, market valuations for more defensive stocks reached near-record highs, while stock prices and valuations for cyclical stocks lagged.

Q     Would you review the Fund's overall investment approach?

A When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis.

      We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to do share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

      Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks that we believe have the highest potential upside relative to their downside.

*     Diversification does not assure a profit nor protect against loss.

**    Dividends are not guaranteed.

                          Pioneer Global Equity Fund | Annual Report | 8/31/19 5

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's benchmark-relative performance during the 12-month period ended August 31, 2019?

A During the period, our emphasis on holding stocks of companies in cyclical sectors in the Fund's portfolio -- companies that we believe possess strong fundamentals -- detracted significantly from benchmark-relative performance, as stocks of companies in the more defensive sectors were the investments of choice for most market participants after the severe disruptions experienced in the fourth quarter of 2018. At the sector level, a meaningful portfolio overweight to energy stocks detracted from the Fund's benchmark-relative returns during the period, as did an overweight in industrials and an underweight in consumer staples. Within the energy sector, the Fund's position in Marathon Petroleum detracted from benchmark-relative results, as the company's bottom line was hurt by volatile oil prices as well as disappointing earnings. We sold the position. In addition, owning shares of cyclical stock United Rentals detracted from the Fund's relative returns, as the company saw a drop-off in rental demand from oil companies coming under pressure due to fluctuating energy prices. United Rentals has demonstrated its ability to produce solid earnings over the majority of recent quarters, however, and so we have retained the Fund's position.

      On the positive side, within financials, the Fund's position in the large private equity firm Blackstone Group contributed positively to benchmark-relative performance, as Blackstone benefited from its recent conversion to a C-Corporation, which has enabled the company to broaden its shareholder base. The Fund's positioning in health care also contributed positively to relative returns, as we largely avoided investing in companies that struggled due to uncertainty regarding possible regulatory changes within the health insurance industry. Finally, the Fund's position in Microsoft aided benchmark-relative performance as the company's cloud computing business, "Azure," continued its strong expansion.

6 Pioneer Global Equity Fund | Annual Report | 8/31/19

Q Did you employ derivatives in managing the Fund during the 12-month period ended August 31, 2019, and did those investments have an effect on performance?

A During a portion of the 12-month period, we invested minimally in futures contracts and forward foreign currency contracts, which had a negligible effect on the Fund's performance.

Q What is the Fund's positioning as of period-end, and what is your current outlook?

A We look for the global economy to continue to grow, though at a reduced level compared with the past two years. Moreover, even though we anticipate reasonable corporate profitability, our outlook is more cautious than it was 12 months ago, in light of ongoing trade tensions, Brexit, and geopolitical uncertainty in the Middle East.

      Going forward, while we have adopted a somewhat more defensive positioning in the Fund's portfolio, we have continued with our pro-cyclical tilt, with overweights in information technology, financials, and industrials. We have also trimmed the Fund's overweight to energy, but we nonetheless see attractive valuations there, amid opportunities for longer-term infrastructure improvements within the energy sector.

      Lastly, due to ongoing uncertainty regarding global interest rates, the Fund remains underweight to consumer staples, real estate, and utilities stocks.

                          Pioneer Global Equity Fund | Annual Report | 8/31/19 7

Please refer to the Schedule of Investments on pages 18-23 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Equity Fund | Annual Report | 8/31/19

Portfolio Summary | 8/31/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 23.7%
Information Technology                                                     20.1%
Communication Services                                                     12.8%
Industrials                                                                11.7%
Consumer Discretionary                                                     10.1%
Energy                                                                      7.1%
Materials                                                                   5.3%
Health Care                                                                 5.0%
Consumer Staples                                                            2.8%
Real Estate                                                                 1.4%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

United States                                                              58.2%
United Kingdom                                                              7.4%
Japan                                                                       6.6%
China                                                                       5.8%
France                                                                      5.3%
Ireland                                                                     4.5%
South Korea                                                                 2.3%
Netherlands                                                                 2.0%
Indonesia                                                                   1.9%
Germany                                                                     1.3%
Italy                                                                       1.1%
Russia                                                                      1.0%
Other (individually less than 1%)                                           2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        5.77%
--------------------------------------------------------------------------------
 2. AT&T, Inc.                                                             4.00
--------------------------------------------------------------------------------
 3. Oracle Corp.                                                           2.64
--------------------------------------------------------------------------------
 4. TOTAL SA                                                               2.50
--------------------------------------------------------------------------------
 5. Willis Towers Watson Plc                                               2.49
--------------------------------------------------------------------------------
 6. Apple, Inc.                                                            2.38
--------------------------------------------------------------------------------
 7. Progressive Corp.                                                      2.31
--------------------------------------------------------------------------------
 8. Raytheon Co.                                                           2.29
--------------------------------------------------------------------------------
 9. Bank of America Corp.                                                  2.15
--------------------------------------------------------------------------------
10. Ping An Insurance Group Co. of China, Ltd., Class H                    2.14
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                          Pioneer Global Equity Fund | Annual Report | 8/31/19 9

Prices and Distributions | 8/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                8/31/19                    8/31/18
--------------------------------------------------------------------------------
       A                   $13.56                     $16.26
--------------------------------------------------------------------------------
       C                   $13.20                     $15.88
--------------------------------------------------------------------------------
       K                   $13.56                     $16.28
--------------------------------------------------------------------------------
       R                   $13.47                     $16.15
--------------------------------------------------------------------------------
       Y                   $13.61                     $16.33
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18-8/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment        Short-Term           Long-Term
      Class             Income            Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A               $0.0847                $ --               $1.2157
--------------------------------------------------------------------------------
       C               $    --                $ --               $1.2157
--------------------------------------------------------------------------------
       K               $0.1549                $ --               $1.2157
--------------------------------------------------------------------------------
       R               $0.0262                $ --               $1.2157
--------------------------------------------------------------------------------
       Y               $0.1577                $ --               $1.2157
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Global Equity Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                              MSCI
                  Net      Public     MSCI    All
                  Asset    Offering   World   Country
                  Value    Price      ND      World
Period            (NAV)    (POP)      Index   ND Index
-------------------------------------------------------
10 years           7.42%     6.79%    9.20%    8.61%
5 years            3.39      2.17     6.15     5.51
1 year            -8.62    -13.88     0.26    -0.28
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross          Net
-------------------------------------------------------
1.30%          1.15%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                  MSCI All Country
                Equity Fund         MSCI World ND Index         World ND Index
8/09            $ 9,425             $10,000                     $10,000
8/10            $ 9,318             $10,154                     $10,349
8/11            $10,295             $11,623                     $11,769
8/12            $10,861             $12,566                     $12,500
8/13            $12,943             $14,782                     $14,435
8/14            $16,325             $17,901                     $17,465
8/15            $15,528             $17,161                     $16,367
8/16            $16,137             $18,308                     $17,552
8/17            $19,184             $21,271                     $20,556
8/18            $21,105             $24,059                     $22,902
8/19            $19,285             $24,122                     $22,838

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through December 31, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 11

Performance Update | 8/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                             MSCI
                                     MSCI    All
                                     World   Country
                 If       If         ND      World
Period           Held     Redeemed   Index   ND Index
-------------------------------------------------------
10 years          6.53%    6.53%     9.20%    8.61%
5 years           2.62     2.62      6.15     5.51
1 year           -9.34    -9.34      0.26    -0.28
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross
-------------------------------------------------------
2.03%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                  MSCI All Country
                Equity Fund         MSCI World ND Index         World ND Index
8/09            $10,000             $10,000                     $10,000
8/10            $ 9,800             $10,154                     $10,349
8/11            $10,719             $11,623                     $11,769
8/12            $11,208             $12,566                     $12,500
8/13            $13,239             $14,782                     $14,435
8/14            $16,546             $17,901                     $17,465
8/15            $15,619             $17,161                     $16,367
8/16            $16,123             $18,308                     $17,552
8/17            $19,025             $21,271                     $20,556
8/18            $20,765             $24,059                     $22,902
8/19            $18,827             $24,122                     $22,838

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Global Equity Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                            MSCI
                           Net      MSCI    All
                           Asset    World   Country
                           Value    ND      World
Period                     (NAV)    Index   ND Index
-------------------------------------------------------
10 years                    7.65%   9.20%    8.61%
5 years                     3.82    6.15     5.51
1 year                     -8.24    0.26    -0.28
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross        Net
-------------------------------------------------------
0.86%        0.80%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                                  MSCI All Country
                Equity Fund         MSCI World ND Index         World ND Index
8/09            $ 5,000,000         $ 5,000,000                 $ 5,000,000
8/10            $ 4,943,294         $ 5,077,206                 $ 5,174,657
8/11            $ 5,461,491         $ 5,811,330                 $ 5,884,391
8/12            $ 5,762,055         $ 6,283,176                 $ 6,250,162
8/13            $ 6,866,572         $ 7,391,028                 $ 7,217,414
8/14            $ 8,660,552         $ 8,950,330                 $ 8,732,444
8/15            $ 8,256,564         $ 8,580,573                 $ 8,183,403
8/16            $ 8,628,709         $ 9,154,064                 $ 8,776,193
8/17            $10,306,134         $10,635,696                 $10,278,029
8/18            $11,385,385         $12,029,443                 $11,450,800
8/19            $10,447,504         $12,060,826                 $11,418,998

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through December 31, 2019, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 13

Performance Update | 8/31/19                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                            MSCI
                           Net      MSCI    All
                           Asset    World   Country
                           Value    ND      World
Period                     (NAV)    Index   ND Index
-------------------------------------------------------
10 years                    7.30%   9.20%    8.61%
5 years                     3.14    6.15     5.51
1 year                     -8.98    0.26    -0.28
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross        Net
-------------------------------------------------------
1.65%        1.55%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Global                                  MSCI All Country
                Equity Fund         MSCI World ND Index         World ND Index
8/09            $10,000             $10,000                     $10,000
8/10            $ 9,887             $10,154                     $10,349
8/11            $10,923             $11,623                     $11,769
8/12            $11,524             $12,566                     $12,500
8/13            $13,733             $14,782                     $14,435
8/14            $17,321             $17,901                     $17,465
8/15            $16,462             $17,161                     $16,367
8/16            $17,097             $18,308                     $17,552
8/17            $20,255             $21,271                     $20,556
8/18            $22,215             $24,059                     $22,902
8/19            $20,221             $24,122                     $22,838

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 31, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Global Equity Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                            MSCI
                           Net      MSCI    All
                           Asset    World   Country
                           Value    ND      World
Period                     (NAV)    Index   ND Index
-------------------------------------------------------
10 years                    7.94%   9.20%   8.61%
5 years                     3.88    6.15    5.51
1 year                     -8.19    0.26    0.28
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross        Net
-------------------------------------------------------
0.97%        0.70%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                                  MSCI All Country
                Equity Fund         MSCI World ND Index         World ND Index
8/09            $ 5,000,000         $ 5,000,000                 $ 5,000,000
8/10            $ 4,970,305         $ 5,077,206                 $ 5,174,657
8/11            $ 5,515,206         $ 5,811,330                 $ 5,884,391
8/12            $ 5,850,861         $ 6,283,176                 $ 6,250,162
8/13            $ 7,006,623         $ 7,391,028                 $ 7,217,414
8/14            $ 8,874,280         $ 8,950,330                 $ 8,732,444
8/15            $ 8,477,013         $ 8,580,573                 $ 8,183,403
8/16            $ 8,858,213         $ 9,154,064                 $ 8,776,193
8/17            $10,581,325         $10,635,696                 $10,278,029
8/18            $11,692,023         $12,029,443                 $11,450,800
8/19            $10,734,941         $12,060,826                 $11,418,998

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 31, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2019 through August 31, 2019.

-------------------------------------------------------------------------------------------------
Share Class                         A            C            K            R            Y
-------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 3/1/19
-------------------------------------------------------------------------------------------------
Ending Account                    $983.32      $978.42      $984.76      $980.29      $985.51
Value on 8/31/19
-------------------------------------------------------------------------------------------------
Expenses Paid                       $5.80        $9.57        $3.55        $7.74        $3.60
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.92%, 0.71%, 1.55% and 0.72% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Annual Report | 8/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2019 through August 31, 2019.

-------------------------------------------------------------------------------------------------
Share Class                         A            C            K            R            Y
-------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value on 3/1/19
-------------------------------------------------------------------------------------------------
Ending Account                  $1,019.36    $1,015.53    $1,021.63    $1,017.39    $1,021.58
Value on 8/31/19
-------------------------------------------------------------------------------------------------
Expenses Paid                       $5.90        $9.75        $3.62        $7.88        $3.67
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.92%, 0.71%, 1.55% and 0.72% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 17

Schedule of Investments | 8/31/19

--------------------------------------------------------------------------------------------
Shares                                                                          Value
--------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 99.2%
                     COMMON STOCKS -- 97.2% of Net Assets
                     Aerospace & Defense -- 4.1%
    26,850           Raytheon Co.                                               $  4,975,842
    34,540           Thales SA                                                     3,990,495
                                                                                ------------
                     Total Aerospace & Defense                                  $  8,966,337
--------------------------------------------------------------------------------------------
                     Auto Components -- 1.1%
    62,300           Bridgestone Corp.                                          $  2,372,342
                                                                                ------------
                     Total Auto Components                                      $  2,372,342
--------------------------------------------------------------------------------------------
                     Automobiles -- 1.1%
    37,600           Toyota Motor Corp.                                         $  2,458,773
                                                                                ------------
                     Total Automobiles                                          $  2,458,773
--------------------------------------------------------------------------------------------
                     Banks -- 9.3%
    60,966           ABN AMRO Bank NV (144A)                                    $  1,085,406
   628,865           Abu Dhabi Commercial Bank PJSC                                1,487,806
   170,101           Bank of America Corp.                                         4,679,479
 3,793,500           Bank Rakyat Indonesia Persero Tbk PT                          1,137,447
 3,688,000           Bank Tabungan Negara Persero Tbk PT                             517,837
    44,542           BNP Paribas SA                                                2,009,515
    30,834           JPMorgan Chase & Co.                                          3,387,423
    32,517           KB Financial Group, Inc.                                      1,065,388
 4,049,597           Lloyds Banking Group Plc                                      2,448,325
   541,900           Mitsubishi UFJ Financial Group, Inc.                          2,598,722
                                                                                ------------
                     Total Banks                                                $ 20,417,348
--------------------------------------------------------------------------------------------
                     Capital Markets -- 2.1%
    35,011           Blackstone Group, Inc.                                     $  1,742,147
    66,927           Morgan Stanley                                                2,776,801
                                                                                ------------
                     Total Capital Markets                                      $  4,518,948
--------------------------------------------------------------------------------------------
                     Chemicals -- 1.4%
     7,164           LG Chem, Ltd.                                              $  1,952,276
   107,900           Tokai Carbon Co., Ltd.                                        1,029,744
                                                                                ------------
                     Total Chemicals                                            $  2,982,020
--------------------------------------------------------------------------------------------
                     Construction Materials -- 1.7%
   112,072           CRH Plc                                                    $  3,731,368
                                                                                ------------
                     Total Construction Materials                               $  3,731,368
--------------------------------------------------------------------------------------------
                     Consumer Finance -- 1.9%
    53,131           Discover Financial Services                                $  4,248,886
                                                                                ------------
                     Total Consumer Finance                                     $  4,248,886
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------
Shares                                                                          Value
--------------------------------------------------------------------------------------------
                     Diversified Telecommunication Services -- 7.1%
   246,521           AT&T, Inc.                                                 $  8,692,331
   191,435           CenturyLink, Inc.                                             2,178,530
 7,556,600           Telekomunikasi Indonesia Persero Tbk PT                       2,373,713
    37,998           Verizon Communications, Inc.                                  2,209,964
                                                                                ------------
                     Total Diversified Telecommunication Services               $ 15,454,538
--------------------------------------------------------------------------------------------
                     Electrical Equipment -- 3.2%
     7,493(a)        Generac Holdings, Inc.                                     $    584,379
   329,900           Mitsubishi Electric Corp.                                     3,974,337
   110,202           Prysmian S.p.A.                                               2,408,812
                                                                                ------------
                     Total Electrical Equipment                                 $  6,967,528
--------------------------------------------------------------------------------------------
                     Electronic Equipment, Instruments & Components -- 2.7%
    21,636           CDW Corp.                                                  $  2,498,958
     9,543           Samsung SDI Co., Ltd.                                         1,961,580
   106,500           Sunny Optical Technology Group Co., Ltd.                      1,458,771
                                                                                ------------
                     Total Electronic Equipment, Instruments & Components       $  5,919,309
--------------------------------------------------------------------------------------------
                     Equity Real Estate Investment Trusts (REITs) -- 0.6%
     4,530           Digital Realty Trust, Inc.                                 $    560,044
     4,395           Simon Property Group, Inc.                                      654,591
                                                                                ------------
                     Total Equity Real Estate Investment Trusts (REITs)         $  1,214,635
--------------------------------------------------------------------------------------------
                     Food & Staples Retailing -- 2.8%
    48,235           Sysco Corp.                                                $  3,585,308
    50,146           Walgreens Boots Alliance, Inc.                                2,566,974
                                                                                ------------
                     Total Food & Staples Retailing                             $  6,152,282
--------------------------------------------------------------------------------------------
                     Health Care Equipment & Supplies -- 1.7%
    30,267           Medtronic Plc                                              $  3,265,507
     3,047           Zimmer Biomet Holdings, Inc.                                    424,142
                                                                                ------------
                     Total Health Care Equipment & Supplies                     $  3,689,649
--------------------------------------------------------------------------------------------
                     Health Care Providers & Services -- 0.3%
     1,955           Humana, Inc.                                               $    553,676
                                                                                ------------
                     Total Health Care Providers & Services                     $    553,676
--------------------------------------------------------------------------------------------
                     Hotels, Restaurants & Leisure -- 0.9%
   104,500           KOMEDA Holdings Co., Ltd.                                  $  1,941,998
                                                                                ------------
                     Total Hotels, Restaurants & Leisure                        $  1,941,998
--------------------------------------------------------------------------------------------
                     Household Durables -- 0.5%
    52,470           Persimmon Plc                                              $  1,214,122
                                                                                ------------
                     Total Household Durables                                   $  1,214,122
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 19

--------------------------------------------------------------------------------------------
Shares                                                                          Value
--------------------------------------------------------------------------------------------
                     Insurance -- 8.2%
    53,753           American International Group, Inc.                         $  2,797,306
   407,500           Ping An Insurance Group Co. of China, Ltd., Class H           4,642,836
    66,211           Progressive Corp.                                             5,018,794
    27,374           Willis Towers Watson Plc                                      5,419,231
                                                                                ------------
                     Total Insurance                                            $ 17,878,167
--------------------------------------------------------------------------------------------
                     Interactive Media & Services -- 3.5%
     2,573(a)        Alphabet, Inc.                                             $  3,063,234
     2,389(a)        Alphabet, Inc., Class C                                       2,838,371
    17,413(a)        Baidu, Inc. (A.D.R.)                                          1,819,136
                                                                                ------------
                     Total Interactive Media & Services                         $  7,720,741
--------------------------------------------------------------------------------------------
                     Internet & Direct Marketing Retail -- 5.6%
    26,162(a)        Alibaba Group Holding, Ltd. (A.D.R.)                       $  4,579,135
     1,803(a)        Booking Holdings, Inc.                                        3,545,437
    99,963           eBay, Inc.                                                    4,027,509
                                                                                ------------
                     Total Internet & Direct Marketing Retail                   $ 12,152,081
--------------------------------------------------------------------------------------------
                     IT Services -- 2.3%
    50,198           Cognizant Technology Solutions Corp.                       $  3,081,655
    10,639           Visa, Inc.                                                    1,923,744
                                                                                ------------
                     Total IT Services                                          $  5,005,399
--------------------------------------------------------------------------------------------
                     Metals & Mining -- 2.1%
   107,475           Antofagasta Plc                                            $  1,133,633
    67,844           Nucor Corp.                                                   3,322,999
    42,200           Stelco Holdings, Inc.                                           352,657
                                                                                ------------
                     Total Metals & Mining                                      $  4,809,289
--------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable Fuels -- 7.0%
    64,851           ConocoPhillips                                             $  3,383,925
   815,500           PTT PCL                                                       1,172,040
   372,574           Rosneft Oil Co. PJSC (G.D.R.)                                 2,272,882
   115,705           Royal Dutch Shell Plc                                         3,214,927
   109,070           TOTAL SA                                                      5,440,363
                                                                                ------------
                     Total Oil, Gas & Consumable Fuels                          $ 15,484,137
--------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 3.0%
   113,761           GlaxoSmithKline Plc                                        $  2,365,337
    29,014           Merck & Co., Inc.                                             2,508,840
    48,567           Pfizer, Inc.                                                  1,726,557
                                                                                ------------
                     Total Pharmaceuticals                                      $  6,600,734
--------------------------------------------------------------------------------------------
                     Real Estate Management & Development -- 0.8%
   463,846           Vinhomes JSC (144A)                                        $  1,752,695
                                                                                ------------
                     Total Real Estate Management & Development                 $  1,752,695
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/19

--------------------------------------------------------------------------------------------
Shares                                                                          Value
--------------------------------------------------------------------------------------------
                     Road & Rail -- 1.1%
    19,028           Kansas City Southern                                       $  2,393,722
                                                                                ------------
                     Total Road & Rail                                          $  2,393,722
--------------------------------------------------------------------------------------------
                     Semiconductors & Semiconductor Equipment -- 3.7%
    34,203(a)        Advanced Micro Devices, Inc.                               $  1,075,684
   161,950           Infineon Technologies AG                                      2,797,556
    93,353(a)        Micron Technology, Inc.                                       4,226,090
                                                                                ------------
                     Total Semiconductors & Semiconductor Equipment             $  8,099,330
--------------------------------------------------------------------------------------------
                     Software -- 8.3%
    90,995           Microsoft Corp.                                            $ 12,544,571
   110,283           Oracle Corp.                                                  5,741,333
                                                                                ------------
                     Total Software                                             $ 18,285,904
--------------------------------------------------------------------------------------------
                     Specialty Retail -- 0.9%
    34,543           TJX Cos., Inc.                                             $  1,898,829
                                                                                ------------
                     Total Specialty Retail                                     $  1,898,829
--------------------------------------------------------------------------------------------
                     Technology Hardware, Storage & Peripherals -- 2.9%
    24,741           Apple, Inc.                                                $  5,164,437
    21,693           NetApp, Inc.                                                  1,042,566
                                                                                ------------
                     Total Technology Hardware, Storage & Peripherals           $  6,207,003
--------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 3.2%
    51,333(a)        AerCap Holdings NV                                         $  2,752,475
    38,589(a)        United Rentals, Inc.                                          4,343,578
                                                                                ------------
                     Total Trading Companies & Distributors                     $  7,096,053
--------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 2.1%
 2,432,973           Vodafone Group Plc                                         $  4,589,492
                                                                                ------------
                     Total Wireless Telecommunication Services                  $  4,589,492
--------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $205,419,258)                                        $212,777,335
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
--------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATION -- 2.0%
                     of Net Assets
 4,500,000(b)        U.S. Treasury Bills, 9/17/19                               $  4,496,454
--------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                     (Cost $4,495,932)                                          $  4,496,454
--------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.2%
                     (Cost $209,915,190) (c)                                    $217,273,789
--------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- 0.8%                       $  1,723,701
--------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                       $218,997,490
============================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 21

REIT      Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2019, the value of these securities amounted to $2,838,101, or 1.3% of net assets.

(A.D.R.)  American Depositary Receipts.

(G.D.R.)  Global Depositary Receipts.

(a)       Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

(c) Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

          United States                                                    58.2%
          United Kingdom                                                    7.4%
          Japan                                                             6.6%
          China                                                             5.8%
          France                                                            5.3%
          Ireland                                                           4.5%
          South Korea                                                       2.3%
          Netherlands                                                       2.0%
          Indonesia                                                         1.9%
          Germany                                                           1.3%
          Italy                                                             1.1%
          Russia                                                            1.0%
          Other (individually less than 1%)                                 2.6%
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2019, aggregated $205,469,593 and $246,093,713, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2019, the Fund did not engage in any cross trade activity.

At August 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $211,206,102 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                  $ 22,101,121
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (16,033,434)
                                                                                ------------
   Net unrealized appreciation                                                  $  6,067,687
                                                                                ============

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/19

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2019, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------
                                        Level 1         Level 2        Level 3    Total
------------------------------------------------------------------------------------------------
Common Stocks
 Aerospace & Defense                    $  4,975,842    $ 3,990,495    $ --       $  8,966,337
 Auto Components                                  --      2,372,342      --          2,372,342
 Automobiles                                      --      2,458,773      --          2,458,773
 Banks                                     8,066,902     12,350,446      --         20,417,348
 Chemicals                                        --      2,982,020      --          2,982,020
 Construction Materials                           --      3,731,368      --          3,731,368
 Diversified Telecommunication
   Services                               13,080,825      2,373,713      --         15,454,538
 Electrical Equipment                        584,379      6,383,149      --          6,967,528
 Electronic Equipment,
   Instruments & Components                2,498,958      3,420,351      --          5,919,309
 Hotels, Restaurants & Leisure                    --      1,941,998      --          1,941,998
 Household Durables                               --      1,214,122      --          1,214,122
 Insurance                                13,235,331      4,642,836      --         17,878,167
 Metals & Mining                           3,675,656      1,133,633      --          4,809,289
 Oil, Gas & Consumable Fuels               3,383,925     12,100,212      --         15,484,137
 Pharmaceuticals                           4,235,397      2,365,337      --          6,600,734
 Real Estate Management &
   Development                                    --      1,752,695      --          1,752,695
 Semiconductors & Semiconductor
   Equipment                               5,301,774      2,797,556      --          8,099,330
 Wireless Telecommunication
   Services                                       --      4,589,492      --          4,589,492
 All Other Common Stocks                  81,137,808             --      --         81,137,808
U.S. Government and
 Agency Obligation                                --      4,496,454      --          4,496,454
------------------------------------------------------------------------------------------------
 Total Investments in Securities        $140,176,797    $77,096,992    $ --       $217,273,789
================================================================================================

During the year ended August 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 23

Statement of Assets and Liabilities | 8/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $209,915,190)         $217,273,789
  Foreign currencies, at value (cost $1,814,062)                               1,809,308
  Due from broker                                                                184,396
  Receivables --
     Investment securities sold                                                2,008,180
     Fund shares sold                                                             57,058
     Dividends                                                                   743,683
  Due from the Adviser                                                            53,701
  Other assets                                                                    44,117
-----------------------------------------------------------------------------------------
        Total assets                                                        $222,174,232
=========================================================================================
LIABILITIES:
  Due to custodian                                                          $    707,811
  Payables --
     Investment securities purchased                                           2,081,026
     Fund shares repurchased                                                     190,054
     Distributions                                                                 2,279
     Trustees' fees                                                                1,764
  Due to affiliates                                                               46,376
  Accrued expenses                                                               147,432
-----------------------------------------------------------------------------------------
        Total liabilities                                                   $  3,176,742
=========================================================================================
NET ASSETS:
  Paid-in capital                                                           $232,930,005
  Distributable earnings (loss)                                              (13,932,515)
-----------------------------------------------------------------------------------------
        Net assets                                                          $218,997,490
=========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $130,776,944/9,646,468 shares)                          $      13.56
  Class C (based on $11,937,573/904,423 shares)                             $      13.20
  Class K (based on $43,812,749/3,230,542 shares)                           $      13.56
  Class R (based on $15,705,580/1,166,278 shares)                           $      13.47
  Class Y (based on $16,764,644/1,232,176 shares)                           $      13.61
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $13.56 net asset value per share/100%-5.75%
     maximum sales charge)                                                  $      14.39
=========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/19

Statement of Operations
For the Year Ended 8/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $355,775)                                               $  6,659,051
  Interest from unaffiliated issuers                                       121,149
-------------------------------------------------------------------------------------------------------
       Total investment income                                                            $  6,780,200
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $  1,599,975
  Administrative expense                                                   188,293
  Transfer agent fees
     Class A                                                               271,101
     Class C                                                                24,358
     Class K                                                                   129
     Class R                                                                57,595
     Class Y                                                                21,249
  Distribution fees
     Class A                                                               355,654
     Class C                                                               153,497
     Class R                                                                86,916
  Shareowner communications expense                                        112,910
  Custodian fees                                                            72,355
  Registration fees                                                         55,701
  Professional fees                                                         64,082
  Printing expense                                                          34,105
  Pricing fees                                                              10,451
  Trustees' fees                                                             8,572
  Insurance expense                                                          3,659
  Miscellaneous                                                             26,025
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                       $  3,146,627
     Less fees waived and expenses reimbursed by the Adviser                                  (452,678)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                         $  2,693,949
-------------------------------------------------------------------------------------------------------
       Net investment income                                                              $  4,086,251
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $(12,429,654)
     Class actions                                                         128,456
     Forward foreign currency contracts                                     (1,410)
     Futures contracts                                                     437,646
     Other assets and liabilities denominated in
       foreign currencies                                                 (163,637)       $(12,028,599)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $(16,111,726)
     Other assets and liabilities denominated in
       foreign currencies                                                     (548)       $(16,112,274)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                  $(28,140,873)
-------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                    $(24,054,622)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 25

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                     Year                   Year
                                                                     Ended                  Ended
                                                                     8/31/19                8/31/18
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $  4,086,251           $  2,839,607
Net realized gain (loss) on investments                               (12,028,599)            22,574,504
Change in net unrealized appreciation (depreciation)
    on investments                                                    (16,112,274)            (3,026,415)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                             $(24,054,622)          $ 22,387,696
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
    Class A ($1.30 and $1.05 per share, respectively)                $(12,915,380)          $ (5,241,115)*
    Class C ($1.22 and $0.92 per share, respectively)                  (1,347,514)              (707,147)*
    Class K ($1.37 and $1.14 per share, respectively)                  (4,568,270)            (4,059,548)*
    Class R ($1.24 and $0.98 per share, respectively)                  (1,525,758)              (915,500)*
    Class Y ($1.37 and $1.11 per share, respectively)                  (2,058,755)            (1,961,297)*
----------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                          $(22,415,677)          $(12,884,607)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                    $ 34,933,052           $ 63,338,715
Shares issued in reorganization**                                              --            117,142,875
Reinvestment of distributions                                          17,500,339              7,609,676
Cost of shares repurchased                                            (73,385,407)           (88,874,768)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                     $(20,952,016)          $ 99,216,498
----------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                          $(67,422,315)          $108,719,587
NET ASSETS:***
Beginning of year                                                    $286,419,805           $177,700,218
----------------------------------------------------------------------------------------------------------
End of year                                                          $218,997,490           $286,419,805
==========================================================================================================
*    For the year ended August 31, 2018, distributions to shareowners were presented as follows:
     Net investment income:
       Class A ($0.21 per share)                                                            $ (1,087,216)
       Class C ($0.08 per share)                                                                 (60,740)
       Class K ($0.30 per share)                                                              (1,060,925)
       Class R ($0.14 per share)                                                                (129,125)
       Class Y ($0.27 per share)                                                                (498,428)
     Net realized gain:
       Class A ($0.84 per share)                                                            $ (4,153,899)
       Class C ($0.84 per share)                                                                (646,407)
       Class K ($0.84 per share)                                                              (2,998,623)
       Class R ($0.84 per share)                                                                (786,375)
       Class Y ($0.84 per share)                                                              (1,462,869)
**   See Notes to Financial Statements (Note 7).
***  For the year ended August 31, 2018, undistributed net investment income was presented as follows:
     $664,770.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/19

---------------------------------------------------------------------------------------------------------
                                          Year Ended      Year Ended        Year Ended      Year Ended
                                          8/31/19         8/31/19           8/31/18         8/31/18
                                          Shares          Amount            Shares          Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                                1,140,285      $ 16,998,266       1,212,851      $ 19,829,699
Shares issued in
  reorganization*                                 --                --       4,853,591        76,250,037
Reinvestment of distributions                918,073        12,547,192         321,746         5,030,708
Less shares repurchased                   (2,108,652)      (29,563,378)     (1,662,931)      (27,061,954)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)                 (50,294)     $    (17,920)      4,725,257      $ 74,048,490
=========================================================================================================
Class C
Shares sold                                  123,492      $  1,687,615         372,584      $  6,021,726
Shares issued in
  reorganization*                                 --                --         873,566        13,470,367
Reinvestment of distributions                 97,824         1,310,828          45,174           692,520
Less shares repurchased                     (982,330)      (14,421,995)       (407,977)       (6,514,813)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)                (761,014)     $(11,423,552)        883,347      $ 13,669,800
=========================================================================================================
Class K
Shares sold                                  127,758      $  1,663,010              --      $         --
Reinvestment of distributions                 42,557           522,646              --                --
Less shares repurchased                     (355,473)       (4,932,597)       (169,891)       (2,767,714)
---------------------------------------------------------------------------------------------------------
     Net decrease                           (185,158)     $ (2,746,941)       (169,891)     $ (2,767,714)
=========================================================================================================
Class R
Shares sold                                  424,192      $  5,662,055         274,141      $  4,404,701
Shares issued in
  reorganization*                                 --                --       1,270,488        19,857,714
Reinvestment of distributions                 88,826         1,210,213              16               246
Less shares repurchased                     (630,827)       (8,548,684)     (1,383,989)      (22,500,030)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)                (117,809)     $ (1,676,416)        160,656      $  1,762,631
=========================================================================================================
Class Y
Shares sold                                  634,370      $  8,922,106       2,014,484      $ 33,082,589
Shares issued in
  reorganization*                                 --                --         480,606         7,564,757
Reinvestment of distributions                139,785         1,909,460         120,347         1,886,202
Less shares repurchased                   (1,134,777)      (15,918,753)     (1,840,330)      (30,030,257)
---------------------------------------------------------------------------------------------------------
     Net increase (decrease)                (360,622)     $ (5,087,187)        775,107      $ 12,503,291
=========================================================================================================
* See Notes to Financial Statements (Note 7).

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year            Year          Year         Year         Year
                                                                   Ended           Ended         Ended        Ended        Ended
                                                                   8/31/19         8/31/18       8/31/17      8/31/16*     8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  16.26        $  15.77      $ 13.43      $ 13.00      $ 14.05
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $   0.23(a)     $   0.16(a)   $  0.11(a)   $  0.14(a)   $  0.07
  Net realized and unrealized gain (loss) on investments              (1.63)           1.38         2.40         0.37        (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (1.40)       $   1.54      $  2.51      $  0.51      $ (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $  (0.08)       $  (0.21)     $ (0.17)     $ (0.08)     $ (0.38)
  Net realized gain                                                   (1.22)          (0.84)          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (1.30)       $  (1.05)     $ (0.17)     $ (0.08)     $ (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (2.70)       $   0.49      $  2.34      $  0.43      $ (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  13.56        $  16.26      $ 15.77      $ 13.43      $ 13.00
====================================================================================================================================
Total return (b)                                                      (8.62)%(c)      10.01%       18.89%        3.92%       (4.88)%
Ratio of net expenses to average net assets                            1.16%           1.24%        1.27%        1.30%        1.30%
Ratio of net investment income (loss) to average net assets            1.64%           0.99%        0.79%        1.08%        0.60%
Portfolio turnover rate                                                  87%             98%          85%          88%         109%
Net assets, end of period (in thousands)                           $130,777        $157,633      $78,417      $74,333      $77,115
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                 1.36%           1.40%        1.46%        1.45%        1.50%
  Net investment income (loss) to average net assets                   1.44%           0.83%        0.60%        0.94%        0.40%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year          Year        Year        Year        Year
                                                                       Ended         Ended       Ended       Ended       Ended
                                                                       8/31/19       8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $ 15.88       $ 15.42     $ 13.13     $ 12.72     $ 13.78
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $  0.12(a)    $  0.04(a)  $  0.01(a)  $  0.04(a)  $ (0.08)(b)
  Net realized and unrealized gain (loss) on investments                 (1.58)         1.34        2.34        0.37       (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ (1.46)      $  1.38     $  2.35     $  0.41     $ (0.76)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $    --       $ (0.08)    $ (0.06)    $    --     $ (0.30)
  Net realized gain                                                      (1.22)        (0.84)         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (1.22)      $ (0.92)    $ (0.06)    $    --     $ (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (2.68)      $  0.46     $  2.29     $  0.41     $ (1.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 13.20       $ 15.88     $ 15.42     $ 13.13     $ 12.72
====================================================================================================================================
Total return (c)                                                         (9.34)%(d)     9.15%      18.00%       3.22%      (5.60)%
Ratio of net expenses to average net assets                               1.92%         1.97%       2.00%       2.03%       2.05%
Ratio of net investment income (loss) to average net assets               0.85%         0.28%       0.07%       0.35%      (0.14)%
Portfolio turnover rate                                                     87%           98%         85%         88%        109%
Net assets, end of period (in thousands)                               $11,938       $26,444     $12,056     $12,170     $13,552
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    2.06%         2.13%       2.19%       2.16%       2.21%
  Net investment income (loss) to average net assets                      0.71%         0.12%      (0.12)%      0.22%      (0.30)%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)%.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year          Year        Year        Year        12/31/14
                                                                      Ended         Ended       Ended       Ended       to
                                                                      8/31/19       8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                  $ 16.28       $ 15.81     $ 13.47     $ 13.03     $ 13.51
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.29(a)    $  0.22(a)  $  0.18(a)  $  0.21(a)  $  0.11
  Net realized and unrealized gain (loss) on investments                (1.64)         1.39        2.40        0.38       (0.59)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ (1.35)      $  1.61     $  2.58     $  0.59     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.15)      $ (0.30)    $ (0.24)    $ (0.15)    $    --
  Net realized gain                                                     (1.22)        (0.84)         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (1.37)      $ (1.14)    $ (0.24)    $ (0.15)    $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (2.72)      $  0.47     $  2.34     $  0.44     $ (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 13.56       $ 16.28     $ 15.81     $ 13.47     $ 13.03
====================================================================================================================================
Total return (b)                                                        (8.24)%(c)    10.47%      19.44%       4.51%      (3.55)%(d)
Ratio of net expenses to average net assets                              0.71%         0.80%       0.79%       0.79%       0.79%(e)
Ratio of net investment income (loss) to average net assets              2.09%         1.35%       1.26%       1.58%       1.44%(e)
Portfolio turnover rate                                                    87%           98%         85%         88%        109%
Net assets, end of period (in thousands)                              $43,813       $55,602     $56,693     $52,222     $54,305
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   0.85%         0.96%       0.98%       0.92%       0.95%(e)
  Net investment income (loss) to average net assets                     1.95%         1.19%       1.07%       1.45%       1.28%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)%.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year          Year        Year        Year        7/1/15
                                                                       Ended         Ended       Ended       Ended       to
                                                                       8/31/19       8/31/18     8/31/17     8/31/16*    8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                   $ 16.15       $ 15.65     $ 13.36     $ 12.99     $14.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $  0.17(a)    $  0.09(a)  $  0.08(a)  $  0.13(a)  $ 0.00(b)
  Net realized and unrealized gain (loss) on investments                 (1.60)         1.39        2.36        0.37      (1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ (1.43)      $  1.48     $  2.44     $  0.50     $(1.09)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $ (0.03)      $ (0.14)    $ (0.15)    $ (0.13)    $   --
  Net realized gain                                                      (1.22)        (0.84)         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $ (1.25)      $ (0.98)    $ (0.15)    $ (0.13)    $   --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (2.68)      $  0.50     $  2.29     $  0.37     $(1.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 13.47       $ 16.15     $ 15.65     $ 13.36     $12.99
====================================================================================================================================
Total return (c)                                                         (8.98)%(d)     9.68%      18.47%       3.85%     (7.74)%(e)
Ratio of net expenses to average net assets                               1.55%         1.55%       1.55%       1.55%      1.38%(f)
Ratio of net investment income (loss) to average net assets               1.24%         0.58%       0.54%       1.04%      0.25%(f)
Portfolio turnover rate                                                     87%           98%         85%         88%       109%
Net assets, end of period (in thousands)                               $15,706       $20,733     $17,587     $14,562     $2,304
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                    1.73%         1.75%       1.75%       1.68%      1.55%(f)
  Net investment income (loss) to average net assets                      1.06%         0.38%       0.34%       0.91%      0.08%(f)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or ($0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)%.

(e)   Not annualized.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Year          Year        Year        Year       Year
                                                                          Ended         Ended       Ended       Ended      Ended
                                                                          8/31/19       8/31/18     8/31/17     8/31/16*   8/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $ 16.33       $ 15.83     $ 13.50     $13.06     $ 14.12
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                            $  0.29(a)    $  0.22(a)  $  0.18(a)  $ 0.20(a)  $  0.01
  Net realized and unrealized gain (loss) on investments                    (1.63)         1.39        2.40       0.39       (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $ (1.34)      $  1.61     $  2.58     $ 0.59     $ (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                   $ (0.16)      $ (0.27)    $ (0.25)    $(0.15)    $ (0.45)
  Net realized gain                                                         (1.22)        (0.84)         --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       $ (1.38)      $ (1.11)    $ (0.25)    $(0.15)    $ (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ (2.72)      $  0.50     $  2.33     $ 0.44     $ (1.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 13.61       $ 16.33     $ 15.83     $13.50     $ 13.06
====================================================================================================================================
Total return (b)                                                            (8.19)%(c)    10.50%      19.45%      4.50%      (4.48)%
Ratio of net expenses to average net assets                                  0.72%         0.80%       0.80%      0.80%       0.80%
Ratio of net investment income (loss) to average net assets                  2.06%         1.36%       1.22%      1.55%       0.85%
Portfolio turnover rate                                                        87%           98%         85%        88%        109%
Net assets, end of period (in thousands)                                  $16,765       $26,007     $12,947     $7,450     $23,815
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                       0.98%         1.07%       1.10%      1.08%       0.96%
  Net investment income (loss) to average net assets                         1.80%         1.09%       0.92%      1.27%       0.69%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/19

Notes to Financial Statements | 8/31/19

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 33
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services

34 Pioneer Global Equity Fund | Annual Report | 8/31/19 are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight deposits at approved financial institutions.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer-term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At August 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 35

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

36 Pioneer Global Equity Fund | Annual Report | 8/31/19

      In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

      In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At August 31, 2019, the Fund reclassified $755,131 to decrease distributable earnings and $755,131 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At August 31, 2019, the Fund was permitted to carry forward indefinitely $13,631,507 of short-term and $8,696,883 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Included in this amount is $6,671,053 of long-term losses which, as a result of the reorganization with Pioneer Emerging Markets Fund on November 17, 2017 may be subject to limitations imposed by the Internal Revenue Code.

      The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018, was as follows:

      --------------------------------------------------------------------------
                                                          2019             2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                              $ 1,695,088       $5,362,257
      Long-term capital gain                        20,720,589        7,522,350
      --------------------------------------------------------------------------
          Total                                    $22,415,677      $12,884,607
      ==========================================================================

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 37

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  2,333,810
      Capital loss carryforward                                     (22,328,390)
      Net unrealized appreciation                                     6,062,065
      --------------------------------------------------------------------------
         Total                                                     $(13,932,515)
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14,066 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and

38 Pioneer Global Equity Fund | Annual Report | 8/31/19 heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 39

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      During the year ended August 31, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended August 31, 2019, was $(11,295). There were no open forward foreign currency contracts at August 31, 2019.

I.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2019, is recorded as "Due from broker" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing

40 Pioneer Global Equity Fund | Annual Report | 8/31/19 value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended August 31, 2019, was $(437,850). There were no open futures contracts at August 31, 2019.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% of the Fund's average daily net assets over $1 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.66% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.15%, 2.15%, 0.80%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through December 31, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Prior to October 1, 2018, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively.

Fees waived and expenses reimbursed during the year ended August 31, 2019, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $40,682 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2019.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 41

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 93,005
Class C                                                                   8,370
Class K                                                                      60
Class R                                                                   9,160
Class Y                                                                   2,315
--------------------------------------------------------------------------------
 Total                                                                 $112,910
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,694 in distribution fees payable to the Distributor at August 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

42 Pioneer Global Equity Fund | Annual Report | 8/31/19

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2019, $16,630 CDSCs were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participated in a facility in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Fund pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2019, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 43

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

At August 31, 2019, the Fund had no open derivative instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended August 31, 2019, was as follows:

--------------------------------------------------------------------------------------
                                                   Foreign
Statement of                Interest     Credit    Exchange     Equity      Commodity
Operations                  Rate Risk    Risk      Rate Risk    Risk        Risk
--------------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Forwards contracts         $ --         $ --      $(1,410)     $     --    $ --
 Futures contracts            --           --           --       437,646      --
--------------------------------------------------------------------------------------
  Total Value               $ --         $ --      $(1,410)     $437,646    $ --
======================================================================================

7. Reorganization Information

On November 17, 2017 ("Closing Date"), Pioneer Emerging Markets Fund ("Emerging Markets Fund") was reorganized into Pioneer Global Equity Fund ("Global Equity Fund"). The purpose of this transaction was to combine two funds (managed by the Adviser) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Emerging Markets Fund for shares of the Global Equity Fund. Shareowners holding Class A, Class C, Class R and Class Y shares of the Emerging Markets Fund received corresponding Class A, Class C, Class R and Class Y shares of the Global Equity Fund in the reorganization. The investment portfolio of the Emerging Markets Fund, with value of $32,132,807 and an identified cost of $32,488,550 at November 17, 2017, was the principal assets acquired by the Global Equity Fund.

For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at net asset value. However, the cost basis of the investments received from the Emerging Markets Fund was carried forward to align ongoing reporting of the Global Equity Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

44 Pioneer Global Equity Fund | Annual Report | 8/31/19

The following charts show the details of the reorganization as of the Closing
Date:

--------------------------------------------------------------------------------------------
                      Emerging                Global Equity           Global Equity
                      Markets Fund            Fund                    Fund
                      (Pre-Reorganization)    (Pre-Reorganization)    (Post-Reorganization)
--------------------------------------------------------------------------------------------
Net Assets
 Class A              $ 76,250,037            $ 82,649,884            $158,899,921
 Class C                13,470,367              12,531,578              26,001,945
 Class K                        --              56,126,289              56,126,289
 Class R                19,857,714              15,214,992              35,072,706
 Class Y                 7,564,757              27,929,061              35,493,818
--------------------------------------------------------------------------------------------
Total Net Assets      $117,142,875            $194,451,804            $311,594,679
============================================================================================
Shares Outstanding
 Class A                 3,445,218               5,260,259              10,113,850
 Class C                   750,427                 812,497               1,686,063
 Class K                        --               3,575,749               3,575,749
 Class R                   942,818                 973,430               2,243,918
 Class Y                   308,826               1,774,392               2,254,998

-------------------------------------------------------------------------------------------
                                                                      Shares Issued in
                                              Exchange Ratio          Reorganization
                                              Emerging Markets        of Emerging
                                              Fund                    Markets Fund
-------------------------------------------------------------------------------------------
 Class A                                      1.4088                  4,853,591
 Class C                                      1.1641                    873,566
 Class K                                          --                         --
 Class R                                      1.3475                  1,270,488
 Class Y                                      1.5562                    480,606

-------------------------------------------------------------------------------------------
                                              Unrealized
                                              Appreciation            Accumulated
                                              (Depreciation)          Gain (Loss) on
                                              on Closing Date         Closing Date
-------------------------------------------------------------------------------------------
 Emerging Markets                             $  (355,300)            $(13,578,228)
 Global Equity                                 35,159,526                 (757,607)

Assuming the Reorganization had been completed on September 1, 2017, the beginning of the Fund's prior fiscal year, the pro forma results of operations for the year ended August 31, 2018, are as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Investment Income (Loss)                                        $ 2,400,528
Net Realized and Unrealized Gains                                    22,361,387
--------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                      $24,761,915
================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Equity Fund since the Reorganization was consummated.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust") including the schedule of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

46 Pioneer Global Equity Fund | Annual Report | 8/31/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 29, 2019

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 47

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 86.85%.

48 Pioneer Global Equity Fund | Annual Report | 8/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Bock and Ms. Durnin, serve as Trustees of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as a Trustee of 37 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 49

Independent Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2006.            Private investor (2004 - 2008 and              Director, Broadridge
Chairman of the Board      Serves until a successor       2013 - present); Chairman (2008 -  2013)       Financial Solutions,
and Trustee                trustee is elected or earlier  and Chief Executive Officer (2008 -            Inc. (investor
                           retirement or removal.         2012), Quadriserv, Inc. (technology            communications and
                                                          products for securities lending industry);     securities processing
                                                          and Senior Executive Vice President, The       provider for financial
                                                          Bank of New York (financial and securities     services industry)
                                                          services) (1986 - 2004)                        (2009 - present);
                                                                                                         Director, Quadriserv,
                                                                                                         Inc. (2005 - 2013);
                                                                                                         and Commissioner, New
                                                                                                         Jersey State Civil
                                                                                                         Service Commission
                                                                                                         (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Jr. (68)                   Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company, LLC,
Trustee                    trustee is elected or earlier  (law firm).                                    (privately-held community
                           retirement or removal.                                                        newspaper group)
                                                                                                         (2015-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)         Trustee since 2005.            Managing Partner, Federal City Capital         Director of New York
Trustee                    Serves until a successor       Advisors (corporate advisory services          Mortgage Trust (publicly-
                           trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     traded mortgage REIT)
                           retirement or removal.         Interim Chief Executive Officer, Oxford        (2004 - 2009, 2012 -
                                                          Analytica, Inc. (privately held research       present); Director of The
                                                          and consulting company) (2010); Executive      Swiss Helvetia Fund, Inc.
                                                          Vice President and Chief Financial             closed-end fund) (2010 -
                                                          Officer, I-trax, Inc. (publicly traded         2017); Director of Oxford
                                                          health care services company) (2004 -          Analytica, Inc. (2008 -
                                                          2007); and Executive Vice President and        2015); and Director of
                                                          Chief Financial Officer, Pedestal Inc.         Enterprise Community
                                                          (internet-based mortgage trading company)      Investment, Inc.
                                                          (2000 - 2002); Private Consultant (1995 -      (privately-held affordable
                                                          1997); Managing Director, Lehman Brothers      housing finance company)
                                                          (1992 - 1995); and Executive, The World        (1985 - 2010)
                                                          Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------


50 Pioneer Global Equity Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of Product            None
Trustee                    Serves until a successor       Strategy and Development, BNY Mellon
                           trustee is elected or earlier  Investment Management (2012-2018); Vice
                           retirement or removal.         Chairman - The Dreyfus Corporation
                                                          (2005 - 2018): Executive Vice President
                                                          Head of Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive
                                                          Director- Product Strategy, Mellon Asset
                                                          Management (2005-2007); Executive Vice
                                                          President Head of Products, Marketing
                                                          and Client Service, Dreyfus Corporation
                                                          (2000-2005); and Senior Vice President
                                                          Strategic Product and Business Development,
                                                          Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Trustee since 2008.            William Joseph Maier Professor of              Trustee, Mellon
Trustee                    Serves until a successor       Political Economy, Harvard University          Institutional Funds
                           trustee is elected or earlier  (1972 - present)                               Investment Trust and
                           retirement or removal.                                                        Mellon Institutional
                                                                                                         Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios in
                                                                                                         fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)  Trustee since 2005.            Founding Director, Vice-President and          None
Trustee                    Serves until a successor       Corporate Secretary, The Winthrop Group,
                           trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                           retirement or removal.         Desautels Faculty of Management, McGill
                                                          University (1999 - 2017); and Manager of
                                                          Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                    (Advisory Trustee from         (healthcare workers union pension
                           2014 - 2017) Serves            funds) (2001 - present); Vice President -
                           until a successor trustee      International Investments Group, American
                           is elected or earlier          International Group, Inc. (insurance
                           retirement or removal.         company) (1993 - 2001); Vice President -
                                                          Corporate Finance and Treasury Group,
                                                          Citibank, N.A. (1980 - 1986 and 1990 -
                                                          1993); Vice President - Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored issuer
                                                          of debt securities) (1988 - 1990);
                                                          Mortgage Strategies Group, Shearson Lehman
                                                          Hutton, Inc. (investment bank) (1987 -
                                                          1988); and Mortgage Strategies Group,
                                                          Drexel Burnham Lambert, Ltd. (investment
                                                          bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 51

Independent Trustees (continued)

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 2005.            President and Chief Executive Officer,         Director of New America
Trustee                    Serves until a successor       Metric Financial Inc. (formerly known as       High Income Fund, Inc.
                           trustee is elected or earlier  Newbury Piret Company) (investment banking     (closed-end investment
                           retirement or removal.         firm) (1981 - present)                         company) (2004 - present);
                                                                                                         and Member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute
                                                                                                         (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.            Consultant (investment company services)       None
Trustee                    Serves until a successor       (2012 - present); Executive Vice President,
                           trustee is elected or earlier  BNY Mellon (financial and investment
                           retirement or removal.         company services) (1969 - 2012); Director,
                                                          BNY International Financing Corp.
                                                          (financial services) (2002 - 2012);
                                                          Director, Mellon Overseas Investment Corp.
                                                          (financial services) (2009 - 2012);
                                                          Director, Financial Models (technology)
                                                          (2005-2007); Director, BNY Hamilton Funds,
                                                          Ireland (offshore investment companies)
                                                          (2004-2007); Chairman/Director, AIB/BNY
                                                          Securities Services, Ltd., Ireland
                                                          (financial services) (1999-2006); and
                                                          Chairman, BNY Alternative Investment
                                                          Services, Inc. (financial services)
                                                          (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------


52 Pioneer Global Equity Fund | Annual Report | 8/31/19

Interested Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and     Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer    trustee is elected or earlier  September 2014); Director, CEO and
                           retirement or removal          President of Amundi Pioneer Asset
                                                          Management, Inc. (since September 2014);
                                                          Director, CEO and President of Amundi
                                                          Pioneer Distributor, Inc. (since September
                                                          2014); Director, CEO and President of
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (since September 2014);
                                                          Chair, Amundi Pioneer Asset Management
                                                          USA, Inc., Amundi Pioneer Distributor,
                                                          Inc. and Amundi Pioneer Institutional
                                                          Asset Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013);
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management
                                                          (2005 - 2010); and Director of Amundi USA,
                                                          Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.            Director and Executive Vice President          None
Trustee                    Serves until a successor       (since 2008) and Chief Investment Officer,
                           trustee is elected or earlier  U.S. (since 2010) of Amundi Pioneer Asset
                           retirement or removal          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi Pioneer
                                                          (since 2008); Executive Vice President and
                                                          Chief Investment Officer, U.S. of Amundi
                                                          Pioneer Institutional Asset Management,
                                                          Inc. (since 2009); Portfolio Manager of
                                                          Amundi Pioneer (since 1999); and Director
                                                          of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 53

Fund Officers

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.             Since 2005. Serves at the      Vice President and Associate General           None
Kelley (54)                discretion of the Board        Counsel of Amundi Pioneer since January
Secretary and                                             2008; Secretary and Chief Legal Officer of
Chief Legal Officer                                       all of the Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the Pioneer
                                                          Funds from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Amundi Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary        discretion of the Board        since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Amundi Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of
                                                          Amundi Pioneer from January 2000 to
                                                          November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)          Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary        discretion of the Board        2013 and Assistant Secretary of all the
                                                          Pioneer Funds since June 2010; and Counsel
                                                          of Amundi Pioneer from June 2007 to
                                                          May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)       Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and              discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Chief Financial and                                       Funds since March 2008; Deputy Treasurer
Accounting Officer                                        of Amundi Pioneer from March 2004 to
                                                          February 2008; and Assistant Treasurer of
                                                          all of the Pioneer Funds from March 2004
                                                          to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2005. Serves at the      Director - Fund Treasury of Amundi             None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2005. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2009. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer since November 2008; Assistant
                                                          Treasurer of all of the Pioneer Funds
                                                          since January 2009; and Client Service
                                                          Manager - Institutional Investor Services
                                                          at State Street Bank from March 2003 to
                                                          March 2007
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Global Equity Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at the      Managing Director, Chief Compliance            None
Chief Compliance Officer   discretion of the Board        Officer of Amundi Pioneer Asset Management;
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc.; and the Pioneer Funds
                                                          since September 2018; and Chief Compliance
                                                          Officer of Amundi Pioneer Distributor, Inc.
                                                          since January 2014
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                 discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                        Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 55

                          This page is for your notes.

56 Pioneer Global Equity Fund | Annual Report | 8/31/19

                          This page is for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 57

                          This page is for your notes.

58 Pioneer Global Equity Fund | Annual Report | 8/31/19

                          This page is for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/19 59

                          This page is for your notes.

60 Pioneer Global Equity Fund | Annual Report | 8/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19431-13-1019

                               Pioneer Corporate
                               High Yield Fund

--------------------------------------------------------------------------------
                               Annual Report | August 31, 2019
--------------------------------------------------------------------------------

                               Ticker Symbols:

                               Class A   HYCAX
                               Class C   HYCCX
                               Class Y   HYCYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                               [LOGO]  Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         29

Notes to Financial Statements                                                36

Report of Independent Registered Public Accounting Firm                      47

Additional Information                                                       49

Trustees, Officers and Service Providers                                     50

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Portfolio Management Discussion | 8/31/19

In the following interview, Matthew Shulkin discusses the factors that influenced the performance of Pioneer Corporate High Yield Fund during the 12-month period ended August 31, 2019. Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Andrew Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer*.

Q     How did the Fund perform during the 12-month period ended August 31, 2019?

A Pioneer Corporate High Yield Fund's Class A shares returned 7.13% at net asset value during the 12-month period ended August 31, 2019, while the Fund's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Index (the ICE BofA ML Index), returned 6.58%. During the same period, the average return of the 712 mutual funds in Morningstar's High Yield Bond Funds category was 5.34%.

Q Could you please describe the market environment for high-yield corporate bonds during the 12-month period ended August 31, 2019?

A Entering the period, robust economic data and corporate earnings results boosted market sentiment for riskier assets, outweighing concerns over increasingly protectionist U.S. trade policy. The markets continued to focus heavily on economic growth and inflation indicators in an effort to predict likely U.S. Federal Reserve (Fed) policy, as the Fed was in the process of tightening monetary conditions by raising interest rates, having done so twice in the first half of 2018. At that time, the general expectation among market participants was for two additional quarter-point federal funds rate increases by year-end, for a total of four in 2018. Treasury yields rose in advance of the Fed's September 25, 2018, meeting, the result of which was an increase to the upper band for the benchmark overnight lending rate from 2.00% to 2.25%. Meanwhile, equities continued to grind higher, and credit-oriented segments of the bond market performed well through September of 2018.

* Mr. Monaghan became a portfolio manager on the Fund effective September 30, 2019.

4 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

      Conditions reversed in the fourth quarter of 2018, however, and it proved to be one of the most challenging three-month periods for investors since the end of the financial crisis in March of 2009. A number of issues converged to produce exceptionally poor returns for riskier assets heading into the end of the calendar year. Escalating trade tensions between the U.S. and some of its key trading partners, especially China, with associated implications for economic growth and corporate profit margins, was perhaps the biggest issue. Another concern was that the Fed would "overshoot" and raise interest rates too high after doing so again in December, the fourth rate increase in 2018, which had the potential to produce an inverted yield curve and raise recession fears. (An inverted yield curve occurs when longer-term rates dip below shorter-term rates.) Finally, the prospect of a looming U.S. government shutdown also concerned the markets towards the end of 2018. (A shutdown did occur, but it proved relatively short-lived.)

      After the difficult fourth quarter, capped by December's rout in the credit and equity markets, investor sentiment rebounded in January 2019 as Fed Chairman Powell indicated that interest-rate policy was not on a fixed course. Powell's words led market participants to conclude that the Fed was unlikely to raise its benchmark rate again in 2019. The view received further support from the Fed's statement at the end of January that it was prepared to be "patient" on further rate hikes, given "muted inflation pressures." In addition, positive readouts from employment and manufacturing data helped boost risk sentiment at the beginning of the new calendar year.

      Despite some interim volatility, credit-sensitive and other riskier assets generally maintained a firm tone through the end of April 2019. In May, however, President Trump's announcement of plans to institute a 25% tariff on some $200 billion worth of Chinese goods -- an indication that a trade deal between the two countries was not going to be as easy to achieve as the market initially believed -- led to another brief market downturn. At that point, the Fed signaled a willingness to implement one or more cuts in the federal funds rate before the end of 2019, and later implemented a 0.25% rate reduction in July 2019, prior to period-end. The Fed's continued softer tone on monetary policy spurred a strong rally in bonds over the final weeks of the 12-month period.

      The Treasury yield curve finished the 12-month period significantly lower along its length, boosting returns for fixed-income assets in general.

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 5

Q Can you review the Fund's principal strategies during the 12-month period ended August 31, 2019, and the degree to which they added to or detracted from benchmark-relative performance?

A Security selection results drove the Fund's strong performance relative to the benchmark during the 12-month period, led by portfolio holdings within the energy, health care, and basic industry sectors. In energy for example, our overall focus on holding higher-quality issues in the portfolio helped bolster the Fund's benchmark-relative performance during the sell-off of riskier assets we witnessed in late 2018.

      With regard to individual securities, the Fund's lack of exposure to the debt of Weatherford International was the top positive contributor to benchmark-relative performance for the period. The over-levered oil & gas services firm had entered into a restructuring support agreement with bondholders in May of 2019, but ultimately filed Chapter 11 bankruptcy in July. Another positive contributor to the Fund's benchmark-relative results was a portfolio overweight to the long-term debt of CF Industries. CF, an agricultural fertilizer company, experienced improved operating results during the period; meanwhile, the prices of CF's bonds benefited from declining Treasury yields. Finally, a portfolio overweight position in bonds financing the construction of a new Hard Rock hotel/casino in Sacramento, California, also aided the Fund's relative performance for the period. The Fund participated in structuring the bonds' terms and pricing after performing significant due diligence on the casino project, which has surpassed construction targets in terms of both cost and timing.

      On the negative side, the Fund's sector weightings and duration positioning versus the benchmark detracted modestly from relative performance. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to changes in interest rates, expressed as a number of years.)

      Individual investments that detracted from the Fund's benchmark-relative returns during the 12-month period included an overweight portfolio position in the bonds of Halcon Resources. The highly levered exploration & production company burned through its free cash as it experienced ongoing production misses and weak natural gas realizations. Those developments led Halcon to file for reorganization under Chapter 11 bankruptcy. An overweight position in agricultural tire manufacturer Titan Tire also weighed on the Fund's benchmark-relative returns as tariffs, soft farm prices, and higher commodity input costs led to weaker operating results. The Fund's overweight holdings of the bonds of network infrastructure

6 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 company CommScope was another detractor from benchmark-relative performance. Lower-than-expected spending on cable networks and some integration issues with a recent acquisition constrained CommScope's results over the 12-month period.

Q Can you discuss the factors that affected the Fund's income-generation, or distributions** to shareholders, either positively or negatively, during the 12-month period ended August 31, 2019?

A The Fund's income generation and distributions to shareholders remained relatively stable over the period. Even though our more "up-in-quality" and higher-rated bias with regard to the Fund's holdings resulted in a marginally lower yield versus the benchmark BofA ML Index, we view the portfolio's positioning as appropriate given where we are in the current credit cycle.

Q What role did derivatives play in the Fund's investment process and results during the 12-month period ended August 31, 2019?

A We have the ability to utilize derivatives from time to time in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated shareholder redemptions. During the 12-month period, the Fund had light exposure to credit default swap index contracts, which had no material impact on performance.

Q     What is your assessment of the current climate for high-yield investing?

A Based on historical averages, high-yield valuations are relatively tight. That said, we do not view current valuations as extreme, given our expectations for a continued low default rate and a strong technical backdrop in the high-yield market.

      We believe the greatest threat to high-yield returns is a recession that increases economic stress on leveraged issuers, which could then lead to a spike in defaults. Those who anticipate a near-term recession frequently note that economic expansions do not last forever and point to possible contagion from the global manufacturing recession triggered by the U.S. trade war with China. From our perspective, we are less concerned with the age of the economic expansion than with the potential spreading of manufacturing weakness into the broader U.S. economy. The length of any particular economic expansion is always unpredictable, and alarmists have been claiming for years that we are "in the 9th inning" of the current expansion.

**    Distributions are not guaranteed.

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 7

      As for the impact of trade disputes on manufacturing, we assess data related to the topic as part of our top-down evaluation process, while asking our fundamental investment analysts if the companies they cover have been feeling the effects of the trade uncertainty. So far, the manufacturing weakness and whatever effect it has had on the service sector has not weighed on employment. However, if the trade war expands, that situation will likely change quickly.

      We believe the coupon (interest) component of returns as opposed to further spread tightening will most likely drive near-term high-yield market performance. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) We believe issuers of high-yield securities are of a much better quality than usually seen at the end of other economic expansions. While there have been some aggressive financings, they are nowhere near as widespread as in 2008.

      We feel that geopolitics and the upcoming U.S. election cycle will likely trigger periods of high market volatility, but we believe the Fund is well positioned to take advantage of any market dislocations. Our intent is to attempt to generate positive performance relative to the Fund's benchmark through both security selection and sector allocations, while maintaining the portfolio's risk level at close to that of the benchmark ICE BofA ML Index. If spreads do happen to widen because of market volatility not rooted in real economic weakness, we may then take the opportunity to increase the portfolio's risk profile.

8 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Please refer to the Schedule of Investments on pages 18-28 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

                   Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 9

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Portfolio Summary | 8/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            91.1%
U.S. Government and Agency Obligations                                      6.6%
Senior Secured Floating Rate Loan Interests                                 2.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 9/17/19                                                             4.42%
--------------------------------------------------------------------------------------------------
 2. U.S. Treasury Bills, 9/10/19                                                             1.47
--------------------------------------------------------------------------------------------------
 3. Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                              1.09
--------------------------------------------------------------------------------------------------
 4. Altice Luxembourg SA, 10.5%, 5/15/27 (144A)                                              1.07
--------------------------------------------------------------------------------------------------
 5. CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                   1.05
--------------------------------------------------------------------------------------------------
 6. UBS Group Funding Switzerland AG, 7.0% (5 Year USD Swap Rate + 434 bps) (144A)           1.04
--------------------------------------------------------------------------------------------------
 7. CSC Holdings LLC, 5.5%, 5/15/26 (144A)                                                   1.04
--------------------------------------------------------------------------------------------------
 8. OCI NV, 6.625%, 4/15/23 (144A)                                                           1.04
--------------------------------------------------------------------------------------------------
 9. Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.0%, 2/15/25 (144A)             1.03
--------------------------------------------------------------------------------------------------
10. Horizon Pharma USA, Inc., 5.5%, 8/1/27 (144A)                                            1.02
--------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 11

Prices and Distributions | 8/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                  8/31/19                     8/31/18
--------------------------------------------------------------------------------
     A                     $10.15                      $9.97
--------------------------------------------------------------------------------
     C                     $10.14                      $9.96
--------------------------------------------------------------------------------
     Y                     $10.15                      $9.97
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18-8/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment           Short-Term            Long-Term
    Class             Income               Capital Gains         Capital Gains
--------------------------------------------------------------------------------
     A               $0.5046                  $ --                  $ --
--------------------------------------------------------------------------------
     C               $0.4309                  $ --                  $ --
--------------------------------------------------------------------------------
     Y               $0.5306                  $ --                  $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-15.

12 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE
BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                       Net      Public      ICE BofA
                       Asset    Offering    ML U.S.
                       Value    Price       High Yield
Period                 (NAV)    (POP)       Index
-------------------------------------------------------
Life of Class
(1/3/17)               5.54%    3.73%       5.90%
1 year                 7.13     2.31        6.58
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross            Net
-------------------------------------------------------
1.91%            1.05%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $ 9,550                         $10,000
8/17            $10,027                         $10,469
8/18            $10,288                         $10,810
8/19            $11,021                         $11,522

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 13

Performance Update | 8/31/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                                            ICE BofA
                                            ML U.S.
                       If       If          High Yield
Period                 Held     Redeemed    Index
-------------------------------------------------------
Life of Class
(1/3/17)               4.74%    4.74%       5.90%
1 year                 6.34     6.34        6.58
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross            Net
-------------------------------------------------------
2.65%            1.80%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $10,000                         $10,000
8/17            $10,443                         $10,469
8/18            $10,635                         $10,810
8/19            $11,310                         $11,522

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2020, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Performance Update | 8/31/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2019)
-------------------------------------------------------
                             Net           ICE BofA
                             Asset         ML U.S.
                             Value         High Yield
Period                       (NAV)         Index
-------------------------------------------------------
Life of Class
(1/3/17)                     5.80%         5.90%
1 year                       7.41          6.58
-------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
-------------------------------------------------------
Gross         Net
-------------------------------------------------------
1.66%         0.75%
-------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Corporate               ICE BofA ML U.S.
                High Yield Fund                 High Yield Index
1/17            $5,000,000                      $5,000,000
8/17            $5,257,280                      $5,234,361
8/18            $5,407,639                      $5,405,138
8/19            $5,808,208                      $5,760,838

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on actual returns from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00      $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------
Ending Account Value                    $1,050.91      $1,047.07      $1,052.32
(after expenses) 8/31/19
--------------------------------------------------------------------------------
Expenses Paid                               $5.17          $9.03          $3.88
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

16 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2019 through August 31, 2019.

--------------------------------------------------------------------------------
Share Class                                 A              C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00      $1,000.00      $1,000.00
Value on 3/1/19
--------------------------------------------------------------------------------
Ending Account Value                    $1,020.16      $1,016.38      $1,021.42
(after expenses) 8/31/19
--------------------------------------------------------------------------------
Expenses Paid                               $5.09          $8.89          $3.82
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 17

Schedule of Investments | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 98.7%
                             CORPORATE BONDS -- 89.9% of Net Assets
                             Advertising -- 0.7%
     168,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                        $   152,880
                                                                                                            -----------
                             Total Advertising                                                              $   152,880
-----------------------------------------------------------------------------------------------------------------------
                             Aerospace & Defense -- 1.0%
     100,000                 Bombardier, Inc., 6.0%, 10/15/22 (144A)                                        $    99,250
      38,000                 Bombardier, Inc., 7.5%, 3/15/25 (144A)                                              37,002
      61,000                 Bombardier, Inc., 7.875%, 4/15/27 (144A)                                            59,094
                                                                                                            -----------
                             Total Aerospace & Defense                                                      $   195,346
-----------------------------------------------------------------------------------------------------------------------
                             Agriculture -- 0.2%
      45,000                 Darling Ingredients, Inc., 5.25%, 4/15/27 (144A)                               $    47,925
                                                                                                            -----------
                             Total Agriculture                                                              $    47,925
-----------------------------------------------------------------------------------------------------------------------
                             Auto Manufacturers -- 0.5%
     104,000                 JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)                              $   106,340
                                                                                                            -----------
                             Total Auto Manufacturers                                                       $   106,340
-----------------------------------------------------------------------------------------------------------------------
                             Auto Parts & Equipment -- 1.4%
     204,000                 American Axle & Manufacturing, Inc., 6.25%, 3/15/26                            $   189,210
     129,000                 Titan International, Inc., 6.5%, 11/30/23                                          102,878
                                                                                                            -----------
                             Total Auto Parts & Equipment                                                   $   292,088
-----------------------------------------------------------------------------------------------------------------------
                             Banks -- 3.4%
     200,000(a)(b)           Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                           $   204,250
      95,000                 Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                     82,650
      90,000                 Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                       78,300
     121,000                 Provident Funding Associates LP/PFG Finance Corp., 6.375%,
                             6/15/25 (144A)                                                                     117,672
     200,000(a)(b)           UBS Group Funding Switzerland AG, 7.0% (5 Year USD
                             Swap Rate + 434 bps) (144A)                                                        212,000
                                                                                                            -----------
                             Total Banks                                                                    $   694,872
-----------------------------------------------------------------------------------------------------------------------
                             Building Materials -- 2.0%
      41,000                 American Woodmark Corp., 4.875%, 3/15/26 (144A)                                $    41,205
      60,000                 Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                                   62,475
      90,000                 Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)                                    98,325
      99,000                 Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                 101,846
      94,000                 Summit Material LLC/Summit Materials Finance Corp., 6.5%,
                             3/15/27 (144A)                                                                     101,050
                                                                                                            -----------
                             Total Building Materials                                                       $   404,901
-----------------------------------------------------------------------------------------------------------------------
                             Chemicals -- 4.5%
     150,000                 CF Industries, Inc., 5.375%, 3/15/44                                           $   151,587
     156,000                 Chemours Co., 7.0%, 5/15/25                                                        154,050

The accompanying notes are an integral part of these financial statements.

18 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Chemicals -- (continued)
     103,000                 Hexion, Inc., 7.875%, 7/15/27 (144A)                                           $    99,652
      88,000                 NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                           89,980
     200,000                 OCI NV, 6.625%, 4/15/23 (144A)                                                     211,000
     100,000                 Olin Corp., 5.0%, 2/1/30                                                            99,875
      28,000                 Olin Corp., 5.625%, 8/1/29                                                          29,085
     106,000                 Trinseo Materials Operating SCA/Trinseo Materials Finance,
                             Inc., 5.375%, 9/1/25 (144A)                                                         99,640
                                                                                                            -----------
                             Total Chemicals                                                                $   934,869
-----------------------------------------------------------------------------------------------------------------------
                             Coal -- 0.5%
     116,000                 SunCoke Energy Partners LP/SunCoke Energy Partners
                             Finance Corp., 7.5%, 6/15/25 (144A)                                            $   109,838
                                                                                                            -----------
                             Total Coal                                                                     $   109,838
-----------------------------------------------------------------------------------------------------------------------
                             Commercial Services -- 4.7%
     101,000                 Brink's Co., 4.625%, 10/15/27 (144A)                                           $   102,767
     144,000                 Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                       144,000
      50,000                 Carriage Services, Inc., 6.625%, 6/1/26 (144A)                                      51,125
      83,000                 Garda World Security Corp., 8.75%, 5/15/25 (144A)                                   85,618
     106,000                 Herc Holdings, Inc., 5.5%, 7/15/27 (144A)                                          109,710
      53,000                 Hertz Corp., 7.125%, 8/1/26 (144A)                                                  54,087
      35,000                 Prime Security Services Borrower LLC/Prime Finance, Inc.,
                             5.25%, 4/15/24 (144A)                                                               36,152
      35,000                 Prime Security Services Borrower LLC/Prime Finance, Inc.,
                             5.75%, 4/15/26 (144A)                                                               36,487
      93,000                 Prime Security Services Borrower LLC/Prime Finance, Inc.,
                             9.25%, 5/15/23 (144A)                                                               97,799
      44,000                 United Rentals North America, Inc., 5.25%, 1/15/30                                  47,025
      94,000                 United Rentals North America, Inc., 6.5%, 12/15/26                                 102,225
      96,000                 Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                       102,776
                                                                                                            -----------
                             Total Commercial Services                                                      $   969,771
-----------------------------------------------------------------------------------------------------------------------
                             Computers -- 0.7%
     150,000                 Western Digital Corp., 4.75%, 2/15/26                                          $   153,518
                                                                                                            -----------
                             Total Computers                                                                $   153,518
-----------------------------------------------------------------------------------------------------------------------
                             Diversified Financial Services -- 1.9%
      17,000                 Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                     $    17,605
      98,000                 Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/26 (144A)                         103,635
      89,000                 Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%,
                             7/1/21                                                                              89,111
     185,000                 Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                             6.375%, 12/15/22 (144A)                                                            192,632
                                                                                                            -----------
                             Total Diversified Financial Services                                           $   402,983
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 19

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Electric -- 1.7%
      60,000                 Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                          $    62,551
     145,185                 NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                             12/15/25 (144A)                                                                    155,711
      40,000                 Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)                                     38,700
      31,000                 Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                                      30,768
      72,000                 Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                                   76,230
                                                                                                            -----------
                             Total Electric                                                                 $   363,960
-----------------------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
      14,000                 Energizer Holdings, Inc., 6.375%, 7/15/26 (144A)                               $    14,752
                                                                                                            -----------
                             Total Electrical Components & Equipment                                        $    14,752
-----------------------------------------------------------------------------------------------------------------------
                             Entertainment -- 2.5%
     101,000                 Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
                             10/15/25 (144A)                                                                $   102,767
     101,000                 Enterprise Development Authority, 12.0%, 7/15/24 (144A)                            113,191
      15,000                 Penn National Gaming, Inc., 5.625%, 1/15/27 (144A)                                  15,395
     210,000                 Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                        222,600
      51,000                 Scientific Games International, Inc., 10.0%, 12/1/22                                52,912
                                                                                                            -----------
                             Total Entertainment                                                            $   506,865
-----------------------------------------------------------------------------------------------------------------------
                             Environmental Control -- 2.2%
     100,000                 Covanta Holding Corp., 6.0%, 1/1/27                                            $   104,000
     143,000                 GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                                     143,715
      55,000                 GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                                        60,225
     142,000                 Tervita Corp., 7.625%, 12/1/21 (144A)                                              144,130
                                                                                                            -----------
                             Total Environmental Control                                                    $   452,070
-----------------------------------------------------------------------------------------------------------------------
                             Food -- 4.5%
      54,000                 Albertsons Cos LLC / Safeway, Inc. / New Albertsons LP /
                             Albertson's LLC, 5.875%, 2/15/28 (144A)                                        $    56,908
      98,000                 Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                             LP/Albertson's LLC, 5.75%, 3/15/25                                                 100,450
      30,000                 Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                             LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                            33,375
     200,000                 FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%,
                             8/15/26 (144A)                                                                     175,625
     148,000                 Ingles Markets, Inc., 5.75%, 6/15/23                                               150,960
      96,000                 JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                             2/15/28 (144A)                                                                     107,040
      65,000                 JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                             5.5%, 1/15/30 (144A)                                                                68,900
      30,000                 JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
                             6.5%, 4/15/29 (144A)                                                                33,225
      60,000                 Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                       64,650
     135,000                 Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                                         127,913
                                                                                                            -----------
                             Total Food                                                                     $   919,046
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Forest Products & Paper -- 0.5%
     110,000                 Schweitzer-Mauduit International, Inc., 6.875%,
                             10/1/26 (144A)                                                                 $   113,300
                                                                                                            -----------
                             Total Forest Products & Paper                                                  $   113,300
-----------------------------------------------------------------------------------------------------------------------
                             Healthcare-Services -- 5.1%
     120,000                 BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/27 (144A)                        $   117,000
     115,000                 Centene Corp., 5.375%, 6/1/26 (144A)                                               122,941
      55,000                 CHS/Community Health Systems, Inc., 6.25%, 3/31/23                                  53,218
     150,000                 HCA, Inc., 5.375%, 2/1/25                                                          166,500
      29,000                 HCA, Inc., 5.625%, 9/1/28                                                           32,997
      19,000                 HCA, Inc., 5.875%, 2/1/29                                                           21,874
     100,000                 Molina Healthcare, Inc., 5.375%, 11/15/22                                          106,879
      73,000                 RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                             5/1/23 (144A)                                                                       78,041
     119,000                 Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                               113,943
      60,000                 Tenet Healthcare Corp., 4.875%, 1/1/26 (144A)                                       61,656
      50,000                 Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                                      51,688
      98,000                 WellCare Health Plans, Inc., 5.25%, 4/1/25                                         102,611
                                                                                                            -----------
                             Total Healthcare-Services                                                      $ 1,029,348
-----------------------------------------------------------------------------------------------------------------------
                             Holding Companies-Diversified -- 0.4%
      80,000                 VistaJet Malta Finance Plc/XO Management Holding, Inc.,
                             10.5%, 6/1/24 (144A)                                                           $    78,600
                                                                                                            -----------
                             Total Holding Companies-Diversified                                            $    78,600
-----------------------------------------------------------------------------------------------------------------------
                             Home Builders -- 3.8%
     190,000                 Beazer Homes USA, Inc., 6.75%, 3/15/25                                         $   191,425
     140,000                 KB Home, 6.875%, 6/15/27                                                           157,500
     192,000                 Lennar Corp., 4.75%, 11/15/22                                                      202,560
      25,000                 Meritage Homes Corp., 6.0%, 6/1/25                                                  27,594
     189,000                 Taylor Morrison Communities, Inc./Taylor Morrison Holdings
                             II, Inc., 5.875%, 4/15/23 (144A)                                                   201,285
                                                                                                            -----------
                             Total Home Builders                                                            $   780,364
-----------------------------------------------------------------------------------------------------------------------
                             Home Furnishings -- 0.7%
     134,000                 Tempur Sealy International, Inc., 5.5%, 6/15/26                                $   140,030
                                                                                                            -----------
                             Total Home Furnishings                                                         $   140,030
-----------------------------------------------------------------------------------------------------------------------
                             Insurance -- 0.4%
      70,000                 CNO Financial Group, Inc., 5.25%, 5/30/29                                      $    77,350
                                                                                                            -----------
                             Total Insurance                                                                $    77,350
-----------------------------------------------------------------------------------------------------------------------
                             Internet -- 0.7%
     136,000                 Netflix, Inc., 5.375%, 11/15/29 (144A)                                         $   147,900
                                                                                                            -----------
                             Total Internet                                                                 $   147,900
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 21

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Iron & Steel -- 0.6%
     100,000                 Commercial Metals Co., 5.375%, 7/15/27                                         $    99,750
      30,000                 Commercial Metals Co., 5.75%, 4/15/26                                               30,750
                                                                                                            -----------
                             Total Iron & Steel                                                             $   130,500
-----------------------------------------------------------------------------------------------------------------------
                             Leisure Time -- 0.8%
      96,000                 Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                    $    99,360
      50,000                 VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                              51,250
                                                                                                            -----------
                             Total Leisure Time                                                             $   150,610
-----------------------------------------------------------------------------------------------------------------------
                             Lodging -- 0.3%
      65,000                 MGM Resorts International, 5.5%, 4/15/27                                       $    70,444
                                                                                                            -----------
                             Total Lodging                                                                  $    70,444
-----------------------------------------------------------------------------------------------------------------------
                             Machinery-Diversified -- 0.6%
     111,000                 Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                        $   119,325
                                                                                                            -----------
                             Total Machinery-Diversified                                                    $   119,325
-----------------------------------------------------------------------------------------------------------------------
                             Media -- 7.3%
     200,000                 Altice Luxembourg SA, 10.5%, 5/15/27 (144A)                                    $   217,500
     194,000                 CCO Holdings LLC/CCO Holdings Capital Corp.,
                             5.5%, 5/1/26 (144A)                                                                204,427
     137,000                 Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24
                             (144A)                                                                             150,186
     200,000                 CSC Holdings LLC, 5.5%, 5/15/26 (144A)                                             211,500
     200,000                 CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                             214,000
      24,000                 Diamond Sports Group LLC/Diamond Sports Finance Co.,
                             5.375%, 8/15/26 (144A)                                                              25,200
     103,000                 Diamond Sports Group LLC/Diamond Sports Finance Co.,
                             6.625%, 8/15/27 (144A)                                                             107,892
      93,000                 Gray Television, Inc., 7.0%, 5/15/27 (144A)                                        101,691
     100,000                 Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                            104,750
      35,000                 Sirius XM Radio, Inc., 4.625%, 7/15/24 (144A)                                       36,531
     100,000                 Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                      105,625
      30,000                 Sirius XM Radio, Inc., 5.5%, 7/1/29 (144A)                                          32,691
                                                                                                            -----------
                             Total Media                                                                    $ 1,511,993
-----------------------------------------------------------------------------------------------------------------------
                             Mining -- 2.7%
     200,000                 Century Aluminum Co., 7.5%, 6/1/21 (144A)                                      $   199,000
      50,000                 Coeur Mining, Inc., 5.875%, 6/1/24                                                  49,857
     104,000                 Freeport-McMoRan, Inc., 5.25%, 9/1/29                                              103,117
      98,000                 Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                       101,170
     100,000                 Novelis Corp., 5.875%, 9/30/26 (144A)                                              105,625
                                                                                                            -----------
                             Total Mining                                                                   $   558,769
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Miscellaneous Manufacturers -- 1.6%
     193,000                 Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                $   198,307
     120,000                 EnPro Industries, Inc., 5.75%, 10/15/26                                            125,700
                                                                                                            -----------
                             Total Miscellaneous Manufacturers                                              $   324,007
-----------------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- 8.2%
      85,000                 Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                                   $    79,475
     122,000                 Great Western Petroleum LLC/Great Western Finance Corp.,
                             9.0%, 9/30/21 (144A)                                                               107,055
     170,000                 Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                               140,250
      70,000                 Jagged Peak Energy LLC, 5.875%, 5/1/26                                              70,245
      86,000                 MEG Energy Corp., 7.0%, 3/31/24 (144A)                                              81,807
     200,000                 Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                                  200,100
     142,000                 Oasis Petroleum, Inc., 6.875%, 3/15/22                                             132,060
      48,000                 Parkland Fuel Corp., 5.875%, 7/15/27 (144A)                                         50,400
     150,000                 Parsley Energy LLC/Parsley Finance Corp., 5.625%,
                             10/15/27 (144A)                                                                    154,500
     202,000                 PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                              207,555
     144,000                 Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                               128,160
      80,000                 SM Energy Co., 6.125%, 11/15/22                                                     74,400
      56,000                 SM Energy Co., 6.75%, 9/15/26                                                       47,600
      62,000                 Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)                                     61,380
      65,000                 Transocean, Inc., 7.25%, 11/1/25 (144A)                                             59,150
     160,000                 Whiting Petroleum Corp., 6.25%, 4/1/23                                             125,600
                                                                                                            -----------
                             Total Oil & Gas                                                                $ 1,719,737
-----------------------------------------------------------------------------------------------------------------------
                             Oil & Gas Services -- 1.8%
     100,000                 Archrock Partners LP/Archrock Partners Finance Corp.,
                             6.875%, 4/1/27 (144A)                                                          $   104,750
      70,000                 Exterran Energy Solutions LP/EES Finance Corp., 8.125%,
                             5/1/25                                                                              70,306
     194,000                 FTS International, Inc., 6.25%, 5/1/22                                             161,384
      34,000                 USA Compression Partners LP/USA Compression Finance
                             Corp., 6.875%, 9/1/27 (144A)                                                        34,972
                                                                                                            -----------
                             Total Oil & Gas Services                                                       $   371,412
-----------------------------------------------------------------------------------------------------------------------
                             Packaging & Containers -- 2.8%
     200,000                 Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                             6.0%, 2/15/25 (144A)                                                           $   208,875
     125,000                 Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                      151,875
     117,000                 Greif, Inc., 6.5%, 3/1/27 (144A)                                                   122,850
     100,000                 Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                    91,000
                                                                                                            -----------
                             Total Packaging & Containers                                                   $   574,600
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 23

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 3.4%
      91,000                 Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                             $   101,008
      70,000                 Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                                      73,411
      67,000                 Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                                    67,838
      36,000                 Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)                                      37,725
      36,000                 Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)                                     38,070
     200,000                 Horizon Pharma USA, Inc., 5.5%, 8/1/27 (144A)                                      208,500
      80,000                 Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                                       74,600
     105,000                 Teva Pharmaceutical Finance Netherlands III BV,
                             2.8%, 7/21/23                                                                       88,463
                                                                                                            -----------
                             Total Pharmaceuticals                                                          $   689,615
-----------------------------------------------------------------------------------------------------------------------
                             Pipelines -- 5.5%
     109,000                 American Midstream Partners LP/American Midstream
                             Finance Corp., 9.5%, 12/15/21 (144A)                                           $   105,185
      95,000                 Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                              105,925
      95,000                 Cheniere Energy Partners LP, 5.625%, 10/1/26                                       100,225
     101,000                 DCP Midstream Operating LP, 3.875%, 3/15/23                                        102,263
      20,000                 DCP Midstream Operating LP, 5.375%, 7/15/25                                         21,150
       6,000                 EnLink Midstream LLC, 5.375%, 6/1/29                                                 5,871
     100,000                 Genesis Energy LP/Genesis Energy Finance Corp.,
                             6.5%, 10/1/25                                                                       97,375
     167,000                 Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                                168,670
      29,000                 Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27 (144A)                           29,362
      75,000                 Hess Infrastructure Partners LP/Hess Infrastructure Partners
                             Finance Corp., 5.625%, 2/15/26 (144A)                                               77,625
     200,000                 PBF Logistics LP/PBF Logistics Finance Corp., 6.875%,
                             5/15/23                                                                            205,500
     100,000                 Targa Resources Partners LP/Targa Resources Partners
                             Finance Corp., 5.0%, 1/15/28                                                       100,500
      27,000                 Targa Resources Partners LP/Targa Resources Partners
                             Finance Corp., 6.5%, 7/15/27 (144A)                                                 29,295
                                                                                                            -----------
                             Total Pipelines                                                                $ 1,148,946
-----------------------------------------------------------------------------------------------------------------------
                             REITs -- 1.3%
     100,000                 Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                                    $   102,688
     100,000                 Iron Mountain, Inc., 5.75%, 8/15/24                                                101,250
      66,000                 MPT Operating Partnership LP/MPT Finance Corp.,
                             4.625%, 8/1/29                                                                      68,640
                                                                                                            -----------
                             Total REITs                                                                    $   272,578
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Retail -- 1.4%
      70,000                 AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)                            $    64,750
      93,000                 Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                          97,534
     140,000                 Michaels Stores, Inc., 8.0%, 7/15/27 (144A)                                        134,081
                                                                                                            -----------
                             Total Retail                                                                   $   296,365
-----------------------------------------------------------------------------------------------------------------------
                             Software -- 0.1%
      19,000                 Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                               $    17,432
                                                                                                            -----------
                             Total Software                                                                 $    17,432
-----------------------------------------------------------------------------------------------------------------------
                             Telecommunications -- 7.4%
     100,000                 CenturyLink, Inc., 6.45%, 6/15/21                                              $   105,375
     138,000                 CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                   123,165
      35,000                 CommScope, Inc., 8.25%, 3/1/27 (144A)                                               34,300
     100,000                 Frontier Communications Corp., 8.5%, 4/1/26 (144A)                                  97,250
      75,000                 Frontier Communications Corp., 11.0%, 9/15/25                                       38,062
     150,000                 Hughes Satellite Systems Corp., 5.25%, 8/1/26                                      159,000
     150,000                 Level 3 Financing, Inc., 5.375%, 5/1/25                                            156,000
     185,000                 Sprint Corp., 7.125%, 6/15/24                                                      204,510
     192,000                 Sprint Corp., 7.25%, 9/15/21                                                       206,534
      50,000                 Sprint Corp., 7.625%, 2/15/25                                                       55,938
      50,000                 Sprint Corp., 7.625%, 3/1/26                                                        56,188
     100,000                 T-Mobile USA, Inc., 4.75%, 2/1/28                                                  105,248
     155,000                 Windstream Services LLC/Windstream Finance Corp.,
                             8.625%, 10/31/25 (144A)                                                            155,775
                                                                                                            -----------
                             Total Telecommunications                                                       $ 1,497,345
-----------------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $18,311,786)                                                             $18,542,594
-----------------------------------------------------------------------------------------------------------------------
                             SENIOR SECURED FLOATING RATE LOAN
                             INTERESTS -- 2.3% of Net Assets*(c)
                             Diversified & Conglomerate Service -- 0.5%
     112,343                 Filtration Group Corp., Initial Dollar Term Loan, 5.112%
                             (LIBOR + 300 bps), 3/29/25                                                     $   112,484
                                                                                                            -----------
                             Total Diversified & Conglomerate Service                                       $   112,484
-----------------------------------------------------------------------------------------------------------------------
                             Healthcare, Education & Childcare -- 0.4%
      91,580                 Regionalcare Hospital Partners Holdings, Inc., First Lien
                             Term B Loan, 6.645% (LIBOR +
                             450 bps), 11/16/25                                                             $    91,030
                                                                                                            -----------
                             Total Healthcare, Education & Childcare                                        $    91,030
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 25

-----------------------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------
                             Metals & Mining -- 0.3%
      54,450                 Aleris International, Inc., Initial Term Loan, 6.862% (LIBOR +
                             475 bps), 2/27/23                                                              $    54,563
                                                                                                            -----------
                             Total Metals & Mining                                                          $    54,563
-----------------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- 0.4%
      95,000                 Encino Acquisition Partners Holdings LLC, Second Lien
                             Initial Term Loan, 8.862% (LIBOR + 675 bps), 10/29/25                          $    71,250
                                                                                                            -----------
                             Total Oil & Gas                                                                $    71,250
-----------------------------------------------------------------------------------------------------------------------
                             Personal, Food & Miscellaneous Services -- 0.4%
      97,923                 Revlon Consumer Products Corp., Initial Term B Loan, 5.624%
                             (LIBOR + 350 bps), 9/7/23                                                      $    78,257
                                                                                                            -----------
                             Total Personal, Food & Miscellaneous Services                                  $    78,257
-----------------------------------------------------------------------------------------------------------------------
                             Retail -- 0.3%
      79,023                 Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan,
                             8.229% (LIBOR + 600 bps), 10/25/23                                             $    64,848
                                                                                                            -----------
                             Total Retail                                                                   $    64,848
-----------------------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                             (Cost $516,051)                                                                $   472,432
-----------------------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                             6.5% of Net Assets
     300,000(d)              U.S. Treasury Bills, 9/10/19                                                   $   299,883
     900,000(d)              U.S. Treasury Bills, 9/17/19                                                       899,291
     150,000(d)              U.S. Treasury Bills, 9/24/19                                                       149,821
-----------------------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                             (Cost $1,348,839)                                                              $ 1,348,995
-----------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.7%
                             (Cost $20,176,676)                                                             $20,364,021
-----------------------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 1.3%                                           $   261,910
-----------------------------------------------------------------------------------------------------------------------
                             NET ASSETS -- 100.0%                                                           $20,625,931
=======================================================================================================================

bps      Basis Points.

LIBOR    London Interbank Offered Rate.

REIT     Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2019, the value of these securities amounted to $11,757,590, or 57.0% of net assets.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at August 31, 2019.

(a) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at August 31, 2019.

(b)      Security is perpetual in nature and has no stated maturity date.

(c) Floating rate note. Coupon rate, reference index and spread shown at August 31, 2019.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

SWAP CONTRACT

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                                                          Annual
Notional        Reference                    Pay/         Fixed    Expiration   Premiums   Unrealized     Market
Amount ($)(1)   Obligation/Index             Receive(2)   Rate     Date         Paid       Appreciation   Value
------------------------------------------------------------------------------------------------------------------
504,900         Markit CDX North America     Receive      5.00%    6/20/24      $26,045    $12,678        $38,723
                High Yield Index Series 32
------------------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2019, aggregated $11,408,018 and $11,992,422, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2019, the Fund engaged in sales of $28,902 which resulted in a net realized gain/(loss) of $175. During the year ended August 31, 2019, the Fund did not engage in purchases pursuant to these procedures.

At August 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $20,218,495 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                               $ 583,646
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                (399,397)
                                                                              ---------
    Net unrealized appreciation                                               $ 184,249
                                                                              =========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 27

The following is a summary of the inputs used as of August 31, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------
                                              Level 1    Level 2        Level 3    Total
-----------------------------------------------------------------------------------------------
Corporate Bonds                               $ --       $18,542,594    $ --       $18,542,594
Senior Secured Floating
  Rate Loan Interests                           --           472,432      --           472,432
U.S. Government and
  Agency Obligations                            --         1,348,995      --         1,348,995
-----------------------------------------------------------------------------------------------
  Total Investments in Securities             $ --       $20,364,021    $ --       $20,364,021
===============================================================================================
Other Financial Instruments
  Swap contracts, at value                    $ --       $    38,723    $ --       $    38,723
-----------------------------------------------------------------------------------------------
  Total Other Financial Instruments           $ --       $    38,723    $ --       $    38,723
===============================================================================================

During the year ended August 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Statement of Assets and Liabilities | 8/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $20,176,676)            $20,364,021
  Cash                                                                             25,144
  Swaps collateral                                                                 27,805
  Variation margin for centrally cleared swap contracts                               100
  Swap contracts, at value (net premiums paid $26,045)                             38,723
  Receivables --
     Interest                                                                     329,285
  Due from the Adviser                                                             28,787
  Other assets                                                                     10,917
------------------------------------------------------------------------------------------
       Total assets                                                           $20,824,782
==========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                  $     1,088
     Distributions                                                                 82,023
     Trustees' fees                                                                 1,380
     Administrative fees                                                            8,230
     Professional fees                                                             48,242
  Due to broker for swaps                                                          38,906
  Due to affiliates --
     Management fees                                                               12,074
     Others due to affiliates                                                         719
  Accrued expenses                                                                  6,189
------------------------------------------------------------------------------------------
       Total liabilities                                                      $   198,851
==========================================================================================
NET ASSETS:
  Paid-in capital                                                             $20,759,856
  Distributable earnings (loss)                                                  (133,925)
------------------------------------------------------------------------------------------
       Net assets                                                             $20,625,931
==========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $8,373,728/825,224 shares)                                $     10.15
  Class C (based on $4,088,782/403,291 shares)                                $     10.14
  Class Y (based on $8,163,421/804,474 shares)                                $     10.15
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $10.15 net asset value per share/100%-4.50%
     maximum sales charge)                                                    $     10.63
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 29

Statement of Operations
For the Year Ended 8/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $1,203,579
  Dividends from unaffiliated issuers                                     12,194
-------------------------------------------------------------------------------------------------
       Total investment income                                                        $1,215,773
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $  119,573
  Administrative expense                                                  70,631
  Transfer agent fees
     Class A                                                                  86
     Class C                                                                  59
     Class Y                                                                  26
  Distribution fees
     Class A                                                              19,953
     Class C                                                              39,918
  Shareowner communications expense                                          359
  Custodian fees                                                           5,830
  Registration fees                                                       56,192
  Professional fees                                                       63,121
  Printing expense                                                        36,202
  Pricing fees                                                            10,775
  Trustees' fees                                                           7,307
  Miscellaneous                                                            2,729
-------------------------------------------------------------------------------------------------
     Total expenses                                                                   $  432,761
     Less fees waived and expenses reimbursed by the Adviser                            (222,891)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                     $  209,870
-------------------------------------------------------------------------------------------------
       Net investment income                                                          $1,005,903
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $ (239,320)
     Swap contracts                                                       (2,964)     $ (242,284)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $  588,903
     Swap contracts                                                       12,678      $  601,581
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                              $  359,297
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $1,365,200
=================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------
                                                                Year              Year
                                                                Ended             Ended
                                                                8/31/19           8/31/18
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $ 1,005,903       $    937,578
Net realized gain (loss) on investments                            (242,284)           (86,017)
Change in net unrealized appreciation (depreciation)
  on investments                                                    601,581           (341,816)
------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                          $ 1,365,200       $    509,745
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.50 and $0.51 per share, respectively)          $  (407,169)      $   (408,315)*
     Class C ($0.43 and $0.43 per share, respectively)             (174,094)          (173,360)*
     Class Y ($0.53 and $0.53 per share, respectively)             (426,817)          (429,473)*
------------------------------------------------------------------------------------------------
       Total distributions to shareowners                       $(1,008,080)      $ (1,011,148)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                               $   322,953       $ 20,516,902
Reinvestment of distributions                                         3,515            327,726
Cost of shares repurchased                                          (71,105)       (20,519,096)
------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                       $   255,363       $    325,532
------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                      $   612,483       $   (175,871)
NET ASSETS:
Beginning of year                                               $20,013,448       $ 20,189,319
------------------------------------------------------------------------------------------------
End of year**                                                   $20,625,931       $ 20,013,448
================================================================================================
* For the year ended August 31, 2018, distributions to shareowners were presented as follows:
  Net investment income:
     Class A ($0.46 per share)                                                    $   (365,959)
     Class C ($0.38 per share)                                                        (152,224)
     Class Y ($0.48 per share)                                                        (387,078)
  Net realized gain:
     Class A ($0.05 per share)                                                    $    (42,356)
     Class C ($0.05 per share)                                                         (21,136)
     Class Y ($0.05 per share)                                                         (42,395)
**For the year ended August 31, 2018, undistributed net investment income was presented as follows:
  $43,630.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 31

---------------------------------------------------------------------------------------
                                      Year       Year         Year         Year
                                      Ended      Ended        Ended        Ended
                                      8/31/19    8/31/19      8/31/18      8/31/18
                                      Shares     Amount       Shares       Amount
---------------------------------------------------------------------------------------
Class A
Shares sold                           27,056     $271,209      803,296     $ 8,201,723
Reinvestment of distributions            180        1,815       12,871         132,015
Less shares repurchased               (5,310)     (52,361)    (803,196)     (8,200,629)
---------------------------------------------------------------------------------------
     Net increase                     21,926     $220,663       12,971     $   133,109
=======================================================================================
Class C
Shares sold                            5,155     $ 51,744      402,165     $ 4,101,707
Reinvestment of distributions            154        1,508        5,698          58,368
Less shares repurchased               (1,878)     (18,744)    (402,861)     (4,108,583)
---------------------------------------------------------------------------------------
     Net increase                      3,431     $ 34,508        5,002     $    51,492
=======================================================================================
Class Y
Shares sold                               --     $     --      804,453     $ 8,213,472
Reinvestment of distributions             20          192       13,389         137,343
Less shares repurchased                   --           --     (804,102)     (8,209,884)
---------------------------------------------------------------------------------------
     Net increase                         20     $    192       13,740     $   140,931
=======================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Financial Highlights

-------------------------------------------------------------------------------------------------------
                                                                  Year         Year
                                                                  Ended        Ended        1/3/17* to
                                                                  8/31/19      8/31/18      8/31/17
-------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 9.97       $10.22       $10.00
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $ 0.50(a)    $ 0.47(a)    $ 0.29(a)
  Net realized and unrealized gain (loss) on investments            0.18        (0.21)        0.21
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ 0.68       $ 0.26       $ 0.50
-------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $(0.50)      $(0.46)      $(0.28)
  Net realized gain                                                   --        (0.05)          --
-------------------------------------------------------------------------------------------------------
Total distributions                                               $(0.50)      $(0.51)      $(0.28)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 0.18       $(0.25)      $ 0.22
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $10.15       $ 9.97       $10.22
=======================================================================================================
Total return(b)                                                     7.13%        2.60%        5.00%(c)
Ratio of net expenses to average net assets                         1.00%        1.01%        1.02%(d)
Ratio of net investment income (loss) to average
  net assets                                                        5.10%        4.68%        4.40%(d)
Portfolio turnover rate                                               60%         114%         113%(c)
Net assets, end of period (in thousands)                          $8,374       $8,009       $8,076
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                              2.12%        1.91%        3.89%(d)
  Net investment income (loss) to average net assets                3.98%        3.78%        1.53%(d)
=======================================================================================================

*     Class A shares commenced operations on January 3, 2017.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 33

---------------------------------------------------------------------------------------------------------
                                                                    Year         Year
                                                                    Ended        Ended        1/3/17* to
                                                                    8/31/19      8/31/18      8/31/17
---------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $ 9.96       $10.21       $10.00
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                      $ 0.43(a)    $ 0.40(a)    $ 0.24(a)
  Net realized and unrealized gain (loss) on investments              0.18        (0.22)        0.20
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $ 0.61       $ 0.18       $ 0.44
---------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                             $(0.43)      $(0.38)      $(0.23)
  Net realized gain                                                     --        (0.05)          --
---------------------------------------------------------------------------------------------------------
Total distributions                                                 $(0.43)      $(0.43)      $(0.23)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $ 0.18       $(0.25)      $ 0.21
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $10.14       $ 9.96       $10.21
=========================================================================================================
Total return(b)                                                       6.34%        1.84%        4.44%(c)
Ratio of net expenses to average net assets                           1.75%        1.75%        1.75%(d)
Ratio of net investment income (loss) to average
  net assets                                                          4.35%        3.94%        3.67%(d)
Portfolio turnover rate                                                 60%         114%         113%(c)
Net assets, end of period (in thousands)                            $4,089       $3,983       $4,032
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                                2.87%        2.65%        4.63%(d)
  Net investment income (loss) to average net assets                  3.23%        3.04%        0.79%(d)
=========================================================================================================

*     Class C shares commenced operations on January 3, 2017.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

----------------------------------------------------------------------------------------------------------
                                                                     Year         Year
                                                                     Ended        Ended        1/3/17* to
                                                                     8/31/19      8/31/18      8/31/17
----------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                 $ 9.97       $10.22       $10.00
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $ 0.53(a)    $ 0.50(a)    $ 0.31(a)
  Net realized and unrealized gain (loss) on investments               0.18        (0.22)        0.20
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $ 0.71       $ 0.28       $ 0.51
----------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $(0.53)      $(0.48)      $(0.29)
  Net realized gain                                                      --        (0.05)          --
----------------------------------------------------------------------------------------------------------
Total distributions                                                  $(0.53)      $(0.53)      $(0.29)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ 0.18       $(0.25)      $ 0.22
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $10.15       $ 9.97       $10.22
==========================================================================================================
Total return(b)                                                        7.41%        2.86%        5.14%(c)
Ratio of net expenses to average net assets                            0.75%        0.75%        0.75%(d)
Ratio of net investment income (loss) to average
  net assets                                                           5.35%        4.94%        4.67%(d)
Portfolio turnover rate                                                  60%         114%         113%(c)
Net assets, end of period (in thousands)                             $8,163       $8,021       $8,081
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                                 1.87%        1.66%        3.63%(d)
  Net investment income (loss) to average net assets                   4.23%        4.03%        1.79%(d)
==========================================================================================================

*     Class Y shares commenced operations on January 3, 2017.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 35

Notes to Financial Statements | 8/31/19

1. Organization and Significant Accounting Policies

Pioneer Corporate High Yield Fund (formerly Pioneer U.S. Corporate High Yield
Fund) (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of August 31, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

36 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 37 the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At August 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

38 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At August 31, 2019, the Fund was permitted to carry forward indefinitely $120,111 of short-term losses and $249,870 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                            2019          2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                  $1,008,080    $1,011,148
      --------------------------------------------------------------------------
          Total                                        $1,008,080    $1,011,148
      ==========================================================================

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 39

      The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                   $ 133,829
      Capital loss carryforward                                        (369,981)
      Current year dividend payable                                     (82,023)
      Net unrealized appreciation                                       184,250
      --------------------------------------------------------------------------
          Total                                                       $(133,925)
      ==========================================================================

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and adjustments relating to credit default swaps.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned no in underwriting commissions on the sale of Class A shares during the year ended August 31, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation,

40 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 41 purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon

42 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at August 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended August 31, 2019, was $8,413. Open credit default swap contracts at August 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion and 0.55% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2019, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 43

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2019 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,117 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                    $233
Class C                                                                      47
Class Y                                                                      79
--------------------------------------------------------------------------------
 Total                                                                     $359
================================================================================

44 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $676 in distribution fees payable to the Distributor at August 31, 2019.

In addition, Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2019, no CDSCs were paid to the Distributor.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 45

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2019, was as follows:

--------------------------------------------------------------------------------
                                                Foreign
Statement of Assets     Interest     Credit     Exchange     Equity    Commodity
and Liabilities         Rate Risk    Risk       Rate Risk    Risk      Risk
--------------------------------------------------------------------------------
Assets:
 Swap contracts,
  at value              $ --         $38,723    $ --         $ --      $ --
--------------------------------------------------------------------------------
  Total Value           $ --         $38,723    $ --         $ --      $ --
================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2019, was as follows:

--------------------------------------------------------------------------------------
                                                      Foreign
                            Interest     Credit       Exchange     Equity    Commodity
Statement of Operations     Rate Risk    Risk         Rate Risk    Risk      Risk
--------------------------------------------------------------------------------------
Net realized gain
(loss) on:
 Swap contracts             $ --         $(2,964)     $ --         $ --      $ --
--------------------------------------------------------------------------------------
  Total Value               $ --         $(2,964)     $ --         $ --      $ --
======================================================================================
Change in net
unrealized appreciation
(depreciation) on:
 Swap contracts             $ --         $12,678      $ --         $ --      $ --
--------------------------------------------------------------------------------------
  Total Value               $ --         $12,678      $ --         $ --      $ --
======================================================================================

46 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareowners of Pioneer Corporate High Yield Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Corporate High Yield Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust") including the schedule of investments, as of August 31, 2019, and the related statement of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). The financial highlights for the periods ended August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 47

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 29, 2019

48 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 77.44%.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 49

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Bock and Ms. Durnin, serve as Trustees of each of the 44 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as a Trustee of 37 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

50 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Independent Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2016.            Private investor (2004 - 2008 and              Director, Broadridge
Chairman of the Board      Serves until a successor       2013 - present); Chairman (2008 -  2013)       Financial Solutions,
and Trustee                trustee is elected or earlier  and Chief Executive Officer (2008 -            Inc. (investor
                           retirement or removal.         2012), Quadriserv, Inc. (technology            communications and
                                                          products for securities lending industry);     securities processing
                                                          and Senior Executive Vice President, The       provider for financial
                                                          Bank of New York (financial and securities     services industry)
                                                          services) (1986 - 2004)                        (2009 - present);
                                                                                                         Director, Quadriserv,
                                                                                                         Inc. (2005 - 2013);
                                                                                                         and Commissioner, New
                                                                                                         Jersey State Civil
                                                                                                         Service Commission
                                                                                                         (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Jr. (68)                   Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company, LLC,
Trustee                    trustee is elected or earlier  (law firm).                                    (privately-held community
                           retirement or removal.                                                        newspaper group)
                                                                                                         (2015-present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)         Trustee since 2016.            Managing Partner, Federal City Capital         Director of New York
Trustee                    Serves until a successor       Advisors (corporate advisory services          Mortgage Trust (publicly-
                           trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     traded mortgage REIT)
                           retirement or removal.         Interim Chief Executive Officer, Oxford        (2004 - 2009, 2012 -
                                                          Analytica, Inc. (privately held research       present); Director of The
                                                          and consulting company) (2010); Executive      Swiss Helvetia Fund, Inc.
                                                          Vice President and Chief Financial             closed-end fund) (2010 -
                                                          Officer, I-trax, Inc. (publicly traded         2017); Director of Oxford
                                                          health care services company) (2004 -          Analytica, Inc. (2008 -
                                                          2007); and Executive Vice President and        2015); and Director of
                                                          Chief Financial Officer, Pedestal Inc.         Enterprise Community
                                                          (internet-based mortgage trading company)      Investment, Inc.
                                                          (2000 - 2002); Private Consultant (1995 -      (privately-held affordable
                                                          1997); Managing Director, Lehman Brothers      housing finance company)
                                                          (1992 - 1995); and Executive, The World        (1985 - 2010)
                                                          Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------


Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 51

Independent Trustees (continued)

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.            Managing Director - Head of Product            None
Trustee                    Serves until a successor       Strategy and Development, BNY Mellon
                           trustee is elected or earlier  Investment Management (2012-2018); Vice
                           retirement or removal.         Chairman - The Dreyfus Corporation
                                                          (2005 - 2018): Executive Vice President
                                                          Head of Product, BNY Mellon Investment
                                                          Management (2007-2012); Executive
                                                          Director- Product Strategy, Mellon Asset
                                                          Management (2005-2007); Executive Vice
                                                          President Head of Products, Marketing
                                                          and Client Service, Dreyfus Corporation
                                                          (2000-2005); and Senior Vice President
                                                          Strategic Product and Business Development,
                                                          Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Trustee since 2016.            William Joseph Maier Professor of              Trustee, Mellon
Trustee                    Serves until a successor       Political Economy, Harvard University          Institutional Funds
                           trustee is elected or earlier  (1972 - present)                               Investment Trust and
                           retirement or removal.                                                        Mellon Institutional
                                                                                                         Funds Master Portfolio
                                                                                                         (oversaw 17 portfolios in
                                                                                                         fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)  Trustee since 2016.            Founding Director, Vice-President and          None
Trustee                    Serves until a successor       Corporate Secretary, The Winthrop Group,
                           trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                           retirement or removal.         Desautels Faculty of Management, McGill
                                                          University (1999 - 2017); and Manager of
                                                          Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                    (Advisory Trustee from         (healthcare workers union pension
                           2014 - 2017) Serves            funds) (2001 - present); Vice President -
                           until a successor trustee      International Investments Group, American
                           is elected or earlier          International Group, Inc. (insurance
                           retirement or removal.         company) (1993 - 2001); Vice President -
                                                          Corporate Finance and Treasury Group,
                                                          Citibank, N.A. (1980 - 1986 and 1990 -
                                                          1993); Vice President - Asset/Liability
                                                          Management Group, Federal Farm Funding
                                                          Corporation (government-sponsored issuer
                                                          of debt securities) (1988 - 1990);
                                                          Mortgage Strategies Group, Shearson Lehman
                                                          Hutton, Inc. (investment bank) (1987 -
                                                          1988); and Mortgage Strategies Group,
                                                          Drexel Burnham Lambert, Ltd. (investment
                                                          bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 2016.            President and Chief Executive Officer,         Director of New America
Trustee                    Serves until a successor       Metric Financial Inc. (formerly known as       High Income Fund, Inc.
                           trustee is elected or earlier  Newbury Piret Company) (investment banking     (closed-end investment
                           retirement or removal.         firm) (1981 - present)                         company) (2004 - present);
                                                                                                         and Member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute
                                                                                                         (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2016.            Consultant (investment company services)       None
Trustee                    Serves until a successor       (2012 - present); Executive Vice President,
                           trustee is elected or earlier  BNY Mellon (financial and investment
                           retirement or removal.         company services) (1969 - 2012); Director,
                                                          BNY International Financing Corp.
                                                          (financial services) (2002 - 2012);
                                                          Director, Mellon Overseas Investment Corp.
                                                          (financial services) (2009 - 2012);
                                                          Director, Financial Models (technology)
                                                          (2005-2007); Director, BNY Hamilton Funds,
                                                          Ireland (offshore investment companies)
                                                          (2004-2007); Chairman/Director, AIB/BNY
                                                          Securities Services, Ltd., Ireland
                                                          (financial services) (1999-2006); and
                                                          Chairman, BNY Alternative Investment
                                                          Services, Inc. (financial services)
                                                          (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------



Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 53

Interested Trustees

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and     Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer    trustee is elected or earlier  September 2014); Director, CEO and
                           retirement or removal          President of Amundi Pioneer Asset
                                                          Management, Inc. (since September 2014);
                                                          Director, CEO and President of Amundi
                                                          Pioneer Distributor, Inc. (since September
                                                          2014); Director, CEO and President of
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc. (since September 2014);
                                                          Chair, Amundi Pioneer Asset Management
                                                          USA, Inc., Amundi Pioneer Distributor,
                                                          Inc. and Amundi Pioneer Institutional
                                                          Asset Management, Inc. (September 2014 -
                                                          2018); Managing Director, Morgan Stanley
                                                          Investment Management (2010 - 2013);
                                                          Director of Institutional Business, CEO of
                                                          International, Eaton Vance Management
                                                          (2005 - 2010); and Director of Amundi USA,
                                                          Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2016.            Director and Executive Vice President          None
Trustee                    Serves until a successor       (since 2008) and Chief Investment Officer,
                           trustee is elected or earlier  U.S. (since 2010) of Amundi Pioneer Asset
                           retirement or removal          Management USA, Inc.; Director and
                                                          Executive Vice President and Chief
                                                          Investment Officer, U.S. of Amundi Pioneer
                                                          (since 2008); Executive Vice President and
                                                          Chief Investment Officer, U.S. of Amundi
                                                          Pioneer Institutional Asset Management,
                                                          Inc. (since 2009); Portfolio Manager of
                                                          Amundi Pioneer (since 1999); and Director
                                                          of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
 * Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

54 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

Fund Officers

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.             Since 2016. Serves at the      Vice President and Associate General           None
Kelley (54)                discretion of the Board        Counsel of Amundi Pioneer since January
Secretary and                                             2008; Secretary and Chief Legal Officer of
Chief Legal Officer                                       all of the Pioneer Funds since June 2010;
                                                          Assistant Secretary of all of the Pioneer
                                                          Funds from September 2003 to May 2010; and
                                                          Vice President and Senior Counsel of
                                                          Amundi Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2016. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary        discretion of the Board        since December 2006 and Assistant
                                                          Secretary of all the Pioneer Funds since
                                                          June 2010; Manager - Fund Governance of
                                                          Amundi Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of
                                                          Amundi Pioneer from January 2000 to
                                                          November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)          Since 2016. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary        discretion of the Board        2013 and Assistant Secretary of all the
                                                          Pioneer Funds since June 2010; and Counsel
                                                          of Amundi Pioneer from June 2007 to
                                                          May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)       Since 2016. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and              discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Chief Financial and                                       Funds since March 2008; Deputy Treasurer
Accounting Officer                                        of Amundi Pioneer from March 2004 to
                                                          February 2008; and Assistant Treasurer of
                                                          all of the Pioneer Funds from March 2004
                                                          to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2016. Serves at the      Director - Fund Treasury of Amundi             None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2016. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer; and Assistant Treasurer of all
                                                          of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)      Since 2016. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer        discretion of the Board        Pioneer since November 2008; Assistant
                                                          Treasurer of all of the Pioneer Funds
                                                          since January 2009; and Client Service
                                                          Manager - Institutional Investor Services
                                                          at State Street Bank from March 2003 to
                                                          March 2007
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 55

Fund Officers (continued)

Name, Age and Position     Term of Office and                                                            Other Directorships
Held With the Fund         Length of Service              Principal Occupation                           Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at the      Managing Director, Chief Compliance            None
Chief Compliance Officer   discretion of the Board        Officer of Amundi Pioneer Asset Management;
                                                          Amundi Pioneer Institutional Asset
                                                          Management, Inc.; and the Pioneer Funds
                                                          since September 2018; and Chief Compliance
                                                          Officer of Amundi Pioneer Distributor, Inc.
                                                          since January 2014
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2016. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                 discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                        Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

                          This page is for your notes.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 57

                          This page is for your notes.

58 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

                          This page is for your notes.

                  Pioneer Corporate High Yield Fund | Annual Report | 8/31/19 59

                          This page is for your notes.

60 Pioneer Corporate High Yield Fund | Annual Report | 8/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 30494-02-1019




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $99,000 payable to Ernst & Young LLP for the year ended
August 31, 2019 and $99,000
for the year ended August 31, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $26,171
payable to Ernst & Young LLP for the year ended
August 31, 2019 and $26,171
for the year ended August 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $26,171 payable to Ernst & Young LLP for the year ended
August 31, 2019 and $26,171 for the year ended August 31, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 1, 2019

* Print the name and title of each signing officer under his or her signature.